UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.    )

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SEQUENTIAL BRANDS GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SEQUENTIAL BRANDS GROUP, INC.

601 West 26th Street, 9th Floor

New York, New York 10001

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held Friday, June 5, 2020

To the Stockholders of Sequential Brands Group, Inc.:

Notice is hereby given that the 2020 annual meeting of stockholders of Sequential Brands Group, Inc. (the “Company”) will be held at 601 West 26th Street, 9th Floor, New York, New York 10001 on Friday, June 5,  2020 at 10:00 a.m. Eastern Time, for the following purposes:

1.	To elect two Class III members of the Company’s board of directors named in this Proxy Statement for a three-year term;
2.	To ratify the selection of CohnReznick LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020;
3.	To approve, on an advisory basis, the compensation of the Company’s named executive officers as described in this Proxy Statement (“say-on-pay”);
4.

To approve an amendment to the Sequential Brands Group, Inc., 2013 Stock Incentive Compensation Plan (the “2013 Stock Incentive Plan”) to increase the number of shares of common stock authorized for issuance thereunder by 2,500,000 shares; and

5.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

The board of directors has fixed the close of business on April 9,  2020 as the record date for determination of stockholders entitled to notice of, and to vote at, the meeting and any of its adjournments or postponements.

You are cordially invited to attend the 2020 annual meeting of stockholders in person. However, you must be a stockholder of record at the close of business on April 9,  2020 to vote at the meeting.

YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the 2020 annual meeting of stockholders, we strongly encourage you to vote. Please vote as soon as possible, even if you plan to attend the 2020 annual meeting of stockholders in person.

Date These Proxy Materials Are First Being Made Available On the Internet: On or about April 24,  2020.

6
April 24, 2020	By Order of the Board of Directors

/s/ William Sweedler
William Sweedler
Chairman of the Board of Directors

i

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 5,  2020

The notice of Annual Meeting, the proxy statement and our Annual Report on Form 10‑K for the fiscal year ended December 31, 2019 are available on our website at http://www.sequentialbrandsgroup.com. Additionally, in accordance with Securities and Exchange Commission rules, you may access our proxy materials at www.investorvote.com/SQBG.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING OF STOCKHOLDERS, WE URGE YOU TO VOTE. THE ANNUAL MEETING OF STOCKHOLDERS WILL BE HELD ON JUNE 5, 2020.

SEQUENTIAL BRANDS GROUP, INC.

601 West 26th Street, 9th Floor

New York, New York 10001

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

To Be Held Friday, June 5, 2020

GENERAL INFORMATION AND VOTING RIGHTS

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the board of directors of Sequential Brands Group, Inc. (the “Board of Directors”), a Delaware corporation (the “Company”), for use at the 2020 annual meeting of stockholders (the “Annual Meeting”) to be held at 601 West 26th Street, 9th Floor, New York, New York 10001 on Friday, June 5, 2020 at 10:00 a.m. Eastern Time, and any adjournments or postponements thereof. We anticipate that the Notice of Internet Availability of Proxy Materials will first be mailed or given to our stockholders and the proxy materials will first be made available on the internet on or about April 24,  2020.

The Company has chosen to follow the “notice only” option for stockholders, which requires that only a Notice of Internet Availability of Proxy Materials be mailed to stockholders. Stockholders who receive the Notice of Internet Availability of Proxy Materials and wish to receive hard copies of the proxy materials may receive such copies by making a request on-line at www.investorvote.com/SQBG.

The Company was formed in June 2015 in connection with a strategic combination resulting in our predecessors, Sequential Brands Group, Inc. (“Old Sequential”) and Martha Stewart Living Omnimedia, Inc. (“MSLO”), becoming our wholly-owned subsidiaries (the “Mergers”).  Old Sequential was incorporated under the laws of the State of Delaware in 1982 as People’s Liberation, Inc. and changed its name to Sequential Brands Group, Inc. in 2012.  Old Sequential's common stock began trading on the Nasdaq Capital Market (“Nasdaq”) under the ticker “SQBG” on September 24, 2013, and the Company succeeded to Old Sequential’s listing on December 7, 2015.  On June 10, 2019, the Company completed the sale of MSLO, a Delaware corporation and a wholly-owned subsidiary of the Company.

Your vote is important. If your shares are registered in your name, you are a stockholder of record. We encourage you to vote as soon as possible so that your shares will be represented and voted at the Annual Meeting even if you cannot attend.

You have three options for submitting your vote prior to the date of the Annual Meeting: internet, telephone or mail:

•	If you have received a Notice of Internet Availability of Proxy Materials, you may follow the instructions for voting provided in that notice.
•	If you are voting via telephone, call toll free 1‑800‑652‑VOTE (8683) within the United States, United States territories and Canada and follow the instructions provided by the recorded message.
•	If you received a hard copy of the Proxy Statement, you may fill in, date and sign the enclosed proxy card and mail it promptly in the envelope provided.

If your shares are held in an account at a brokerage firm, bank, dealer or other similar organization or other nominees, then you are the beneficial owner of the shares and your shares are held in “street name.” If you are a beneficial owner whose shares are held of record by a broker (i.e., your shares are held in street name), and do not provide voting instructions to your broker, bank or other custodian, your broker, bank or other custodian may only vote your shares on “routine” matters. The only routine matter to be voted on at the Annual Meeting is the ratification of our independent registered public accounting firm for the fiscal year ending December 31, 2020 (Proposal No. 2). Your broker does not have authority to vote on non-routine matters without instructions from you, in which case a “broker non-vote” will occur and your shares will not be voted on these matters. Non-routine matters include the election of directors (Proposal No. 1),  the say-on-pay vote (Proposal No. 3) and the approval of an amendment to the 2013 Stock Incentive Plan to increase the number of authorized shares for issuance thereunder by 2,500,000 shares (Proposal No. 4). Because brokers require their customers’

direction to vote on non-routine matters, it is critical that the stockholders provide their brokers with voting instructions with respect to the proposals involving non-routine matters (Proposal No. 1,  Proposal No. 3 and Proposal No. 4). If your shares are held in street name, the organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting and you must obtain a proxy, executed in your favor, from such organization in order to be able to vote at the Annual Meeting. If you are a beneficial owner, you should follow the voting instructions provided to you by your brokerage firm, bank, dealer or other similar organization or other custodian.

If you are a stockholder of record, you may revoke your proxy at any time before the Annual Meeting either by filing with the Secretary of the Company at our principal offices a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting your shares in person. If you hold your shares in street name, you may change your vote by submitting new voting instructions to your broker, bank or other custodian. You must contact your broker, bank or other custodian to find out how to do so. All shares entitled to vote and represented by properly executed proxies received prior to the Annual Meeting, and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies. If no instructions are indicated on a properly executed proxy, the shares represented by that proxy will be voted as recommended by the Board of Directors.

Only holders of record of our common stock at the close of business on April 9,  2020 will be entitled to vote at the Annual Meeting on the proposals described in this Proxy Statement. On the record date, there were 65,880,607 shares of common stock outstanding. On all matters to come before the Annual Meeting, each holder of record of common stock is entitled to one vote for each share of common stock. The shares of common stock held in our treasury, which are not considered outstanding, will not be voted.

If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place in order to solicit additional proxies in favor of the nominees to the Board of Directors, the persons named as proxies and acting thereunder will have discretion to vote on these matters according to their best judgment to the same extent as the person delivering the proxy would be entitled to vote. As of the date of this notice, we have not received notice of any other matters that may be properly presented at the Annual Meeting.

In order for us to conduct the Annual Meeting, the holders of a majority of the shares of our common stock outstanding as of April 9,  2020, must be present at the Annual Meeting in person or by proxy. This is referred to as a quorum.

Election of Directors:   The affirmative vote of the majority of the shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required for the election to the Board of Directors of each of the nominees for director. If you are a beneficial owner, note that your broker, bank and other custodian cannot vote your stock on your behalf for the election of directors if you have not provided instructions on your voting instruction form. For your vote to be counted, you must submit your voting instructions to your broker, bank or custodian. Abstentions will be counted as present for the purposes of this vote and, therefore, will have the same effect as a vote against the nominees for director. Broker non-votes will not be counted as present and are not entitled to vote on the nominees for director.

Ratification of CohnReznick LLP as the Independent Registered Public Accounting Firm for the Year Ending December 31, 2020:   Ratification of the appointment of our independent registered public accounting firm requires the affirmative vote of the majority of the shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting. If you are a beneficial owner, note that your broker, bank or other custodian is entitled to vote on your behalf on the ratification of the appointment of our independent registered public accounting firm. As such, there should be no broker non-votes with respect to this proposal. Abstentions will be counted as present for the purposes of this vote and, therefore, will have the same effect as a vote against this proposal.

Advisory Vote to Approve Named Executive Officer Compensation: Adoption of the non-binding advisory resolution to approve compensation of our named executive officers as disclosed in this Proxy Statement requires the affirmative vote of the majority of the shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting. If you are a beneficial owner, note that your broker, bank or other custodian cannot vote your stock on your behalf on the non-binding advisory vote on compensation of our named executive officers if you have not provided instructions on your voting instruction form. For your vote to be counted, you must submit your voting instructions to your broker, bank or custodian. Abstentions will be counted as present for the purposes of this vote and, therefore, will have the same effect as a vote against this proposal. Broker non-votes will not be counted as present and are not entitled to vote on this proposal.

Approval of an Amendment to the 2013 Stock Incentive Plan:  Approval of the amendment to the 2013 Stock Incentive Plan requires the affirmative vote of the majority of the shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting. If you are a beneficial owner, note that your broker, bank or other custodian cannot vote your stock on your behalf on the approval of the amendment to the 2013 Stock Incentive Plan if you have not provided instructions on your voting instruction form.  Abstentions will be counted as present for the purposes of this vote and, therefore, will have the same effect as a vote against this proposal. Broker non-votes will not be counted as present and are not entitled to vote on this proposal.

If you hold your shares directly in your own name, your shares will not be voted if you do not vote them or provide a proxy. If you hold your shares directly in your own name and you sign and return your proxy card (including over the internet or by telephone) but do not include voting instructions, your proxy will be voted as the Board of Directors recommends with respect to each of the director nominees and on each other proposal.

ANNUAL MEETING ADMISSION

Only stockholders and certain other permitted attendees may attend the Annual Meeting. If you plan to attend the Annual Meeting in person, we ask that you also complete and return the reservation form attached to the end of the Proxy Statement. Please note that the Company limits attendance to stockholders and one guest. Each stockholder may appoint only one proxy holder or representative to attend the meeting on his or her behalf. Proof of your ownership of the Company’s stock as of the record date, along with photo identification, will be required for admission. The street name holders will need to bring a copy of a brokerage statement reflecting their stock ownership as of the record date. No cameras, recording equipment, electronic devices, use of cell phones or other mobile devices, large bags or packages will be permitted at the Annual Meeting.

Special Precautions Due to Coronavirus Concerns: In order to protect the health and safety of our employees and stockholders, we are taking special precautions in connection with the Annual Meeting due to the health impact of the coronavirus outbreak (COVID-19). These include limiting the Annual Meeting to the items of business on the Notice of Annual Meeting of Stockholders of Sequential Brands Group, Inc., which means that there will not be a separate business update provided. In addition, refreshments will not be provided. We also encourage stockholders who intend to attend the Annual Meeting to review the relevant guidance from public health authorities. In the event that we determine that it is necessary or appropriate to take additional steps related to how the Annual Meeting is conducted, including imposing additional attendance restrictions in light of public health concerns, details will be posted in advance on our website and, if possible, filed with the SEC.

SOLICITATION OF PROXIES

We will bear the expense of soliciting proxies. Our directors, officers and other employees may solicit proxies in person, by telephone, by mail or by other means of communication, but such persons will not be specially compensated for such services. While we presently intend that solicitations will be made only by directors, officers and employees of the Company, we may also retain outside brokers, banks, custodians, nominees and other fiduciaries to assist in the solicitation of proxies. Any reasonable charges and expenses incurred in connection with the use of such outside solicitors will be paid by the Company.

HOUSEHOLDING

To reduce the expense of delivering duplicate proxy materials to our stockholders, we are relying on the rules of the Securities and Exchange Commission (the “SEC”) that permit us to deliver only one set of proxy materials, including our Proxy Statement, proxy card and our Annual Report on Form 10‑K for the fiscal year ended December 31, 2019 (the “2019 Annual Report”) to stockholders who share an address, unless we receive contrary instructions from any stockholder at that address. This practice, known as “householding,” reduces duplicate mailings, thus saving printing and postage costs as well as natural resources. Each stockholder retains a separate right to vote on all matters presented at the Annual Meeting. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you wish to receive promptly a separate copy of the 2019 Annual Report or other proxy materials, free of charge, or if you wish to receive separate copies of future annual reports or proxy materials, please mail your request to Sequential Brands Group, Inc., 601 West 26th Street, 9th Floor, New York, New York 10001, attention: Investor Relations, or call us at (646) 564‑2577.

VOTING RESULTS OF THE ANNUAL MEETING

Voting results will be published in a Current Report on Form 8‑K issued by us within four business days following the Annual Meeting and will be reported on our website at www.sequentialbrandsgroup.com.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our Board of Directors is divided into three classes designated Class I, Class II and Class III. Directors hold office for staggered terms of three years. One of the three classes is elected each year to succeed the directors whose terms are expiring.

David Conn, William Sweedler and Martha Stewart serve as the Class I directors, Rodney S. Cohen, Stewart Leonard, Jr. and Gary Johnson serve as the Class II directors, and Al Gossett and Aaron Hollander serve as the Class III directors. The Class I, Class II and Class III directors serve terms that expire in 2021, 2022 and 2020, respectively.

The Board of Directors has nominated Al Gossett and Aaron Hollander for re-election at the Annual Meeting to serve as the Class III directors. If re-elected at the Annual Meeting, Mr. Gossett and Mr. Hollander will serve until the annual meeting of stockholders to be held in 2023 or until their respective successors have been duly elected and qualified or until they otherwise cease to serve as directors.

Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees named above. If any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the proxies will be voted for such other nominee(s) as shall be designated by the then current Board of Directors to fill any vacancy or the Board of Directors may decrease the size of the Board. We have no reason to believe that the nominees will be unable or unwilling to serve if elected as directors.

The principal occupation and certain other information about the nominees and our directors and executive officers are set forth on the following pages.

Directors and Executive Officers

The following table sets forth certain information with respect to the nominees and the directors and executive officers of the Company as of April 9, 2020. The nominees are currently directors of the Company.

			Independent	Director
Name	Age	Position with the Company	(Y/N)	Since
Class I Directors:
(Current Terms Expiring in 2021)
David Conn	52	Class I Director, Chief Executive Officer and Secretary	N	2020
William Sweedler	53	Class I Director and Chairman of the Board of Directors	N	2012
Martha Stewart	78	Class I Director	N	2015

Class II Directors:
(Current Terms Expiring in 2022)
Rodney S. Cohen	54	Class II Director	Y	2014
Stewart Leonard, Jr.	65	Class II Director	Y	2013
Gary Johnson	65	Class II Director	Y	2013

Class III Director Nominees:
(Current Terms Expiring in 2020)
Al Gossett	66	Class III Director	Y	2011
Aaron Hollander	63	Class III Director	Y	2013

Other Executive Officers:
Chad Wagenheim	43	President
Daniel Hanbridge	42	Senior Vice President and Interim Chief Financial Officer

Committee Membership

Name	Audit	Compensation	Governance
Stewart Leonard, Jr.	X		X
Gary Johnson		X	X
Al Gossett	X	X	X
Aaron Hollander	X	X

Board of Directors and Nominees

David Conn was appointed Director and Chief Executive Officer on January 6, 2020. Mr. Conn brings with him over 25 years of experience and vast knowledge in brand management and marketing. From 2017 to 2019, he served as CEO of ThreeSixty Brands, a leading provider of branded consumer products to the nation’s largest retailers, where he played a significant role in acquiring and relaunching the iconic FAO Schwarz and Sharper Image brands. Mr. Conn leveraged his broad expertise to develop a go-to-market strategy for the FAO Schwarz brand that featured scaled distribution with major retailers and a direct-to-consumer rollout including an experiential, award winning, FAO Schwarz NYC flagship store, and an e-commerce platform. From 2013 to 2015, he served as CEO and board member of True Religion, a global lifestyle brand with over 2000 employees and 180 retail stores. While there, he led the development and rollout of an innovative new retail concept and omni-channel platform. Before joining True Religion, Conn served as President of

VF Corporation’s newly formed retail licensed brands division from 2009 to 2013 and led VF’s acquisition of premium denim brand Rock & Republic. From 2004 to 2008, he served as Executive Vice President of Iconix Brand Group, where he joined at the Company’s inception and oversaw it during a period of significant growth. A graduate of Boston University, Mr. Conn served in various roles early in his career at BMG Columbia House and Candie’s Inc.

William Sweedler joined the Board of Directors as Chairman on February 22, 2012 in connection with our financing transaction with TCP WR Acquisition, LLC. Mr. Sweedler is presently Co-Founder and Managing Partner of Tengram Capital Partners, a private equity firm focused on investments in the consumer and retail sectors, which Mr. Sweedler co-founded in 2011. In addition, Mr. Sweedler is the founder, Chairman and Chief Executive Officer of Windsong Brands, a diversified brand development and investment company that specialized in the acquisition, growth, licensing, and comprehensive management of consumer branded intellectual property and businesses. Mr.  Sweedler is currently a director at the following privately held companies: High Ridge Brands, Tone it Up, Zanella and Tommie Copper, as well as a director of Centric Brands Inc., a publicly traded company. Prior to founding Windsong Brands, he was President and Chief Executive Officer of Joe Boxer, a wholly-owned division of the Iconix Brand Group (Nasdaq: ICON) of which he was also an Executive Vice President and Director. Mr. Sweedler has a B.S. in Finance and Investments from Babson College. With over 25 years of experience in the consumer sector as an operator and strategic investor, Mr. Sweedler brings strategic vision and guidance to our company as Chairman of our Board of Directors.

Martha Stewart joined the Board of Directors on December 4, 2015 in connection with the MSLO merger and was selected to become a director because of her extensive entrepreneurial and media experience and her unique insight into operations and creative vision. Since June 2019, Ms. Stewart has been the Chief Creative Officer of Marquee Brands, a privately held entity of Neuberger Berman, a global asset manager. Ms. Stewart also serves on the Board of Directors of Hudson River Park Friends and is an advisor to Canopy Growth Corporation. Previously, Ms. Stewart was Chief Creative Officer of Sequential through the sale of MSLO to Marquee Brands in June 2019.  Prior to joining Sequential, Ms. Stewart was Founder, Chief Creative Officer and Non-Executive Chairman of the board of directors of Martha Stewart Living Omnimedia, Inc., which she founded in 1996 and sold to Sequential on December 4, 2015. Ms. Stewart was the Chairman of the board of directors of MSLO from 1996 through June 2003, when she resigned as a director. She also served as Chief Executive Officer from 1996 until 2003. Ms. Stewart is an Emmy Award winning television show host, entrepreneur and bestselling author and is a trusted lifestyle expert and teacher. Ms. Stewart earned a bachelor’s degree in European history and architectural history from Barnard College.

Rodney S. Cohen joined the Board of Directors on August 15, 2014 in connection with the Company’s acquisition of Galaxy Brand Holdings, Inc. and was selected to become a director because of his knowledge and experience in managing and developing brands and his two decades of private equity investing, operational restructuring and legal advisory work in a variety of sectors including commodities, natural resources, media, consumer, financial services, security and industrials. Mr. Cohen is currently the Head of Private Equity at Black Diamond Capital Management,  a privately held alternative asset management firm.  Prior to that from 2010 through 2020, Mr. Cohen was the Managing Director of The Carlyle Group and Co-Head of Carlyle Growth Partners and Carlyle Equity Opportunity Funds,  which represent the U.S. smaller and middle market buyout activities of The Carlyle Group in North America. From 1996 through 2010, Mr. Cohen was Co-Managing Partner at Pegasus Capital Advisors, a middle-market investment firm. From 1993 to 1996, he consulted and managed several diverse business ventures. Prior to that, Mr. Cohen practiced law with Anderson Kill Olick and Oshinsky P.C. He serves as a trustee and executive committee member of the Randall’s Island Sports Foundation, on the Franklin and Marshall Leadership Council and as a board member of the After School All Stars. Mr. Cohen earned his J.D. from Columbia Law School where he was a Harlan Fiske Stone Scholar and his B.A. from Franklin and Marshall College.

Stewart Leonard, Jr. joined the Board of Directors on May 1, 2013 and was selected to become a director because of his experience in the retail industry and his unique financial, operational and strategic expertise in matters facing corporations, including brand management, business development and governance. Mr. Leonard, Jr. is currently President and Chief Executive Officer of Stew Leonard’s, a unique family-owned and operated, farm-fresh food store. Mr. Leonard, Jr. became President and Chief Executive Officer of Stew Leonard’s in 1991 and during his tenure Stew Leonard’s has grown to include seven supersized food stores and individual members of the Leonard family additionally operate ten stores in the tri-state area. The food stores are among the nation’s best performing per square foot, generating approximately $475 million in annual sales. The company also employs more than 3,000 team members and has been one of Fortune Magazine’s “100 Best Companies to Work For” ten years in a row. Mr. Leonard serves on non-profit boards for the Stew Leonard III Children’s Charities and the Global Foundation for Eating Disorders. Mr. Leonard, Jr. earned a B.S. degree from Ithaca College and received an MBA from UCLA.

Gary Johnson joined the Board of Directors on May 1, 2013 and was selected to become a director because of his experience in both public and private equity owned companies in the financial services and direct marketing industries. From 1999 through 2019, Mr. Johnson served as Chairman of the board of directors of CAN Capital, a 20‑year old financial services company that has funded over 100,000 small retail businesses with approximately $8 billion of capital. Prior to joining CAN Capital, from 1989 through 2012, Mr. Johnson served as Chairman and Chief Executive Officer of Vertrue Inc., one the nation’s leading consumer marketing companies which was listed on Nasdaq from 1997 to 2007. Mr. Johnson earned a B.S. degree in civil engineering from Tufts University and received an MBA from Harvard Business School.

Al Gossett is a nominee for election at the Annual Meeting. He joined the Board of Directors on December 14, 2011 in connection with the restructuring of the ownership of our William Rast branded apparel business and was selected to become a director of the Company because of his experience in managing brands. Mr. Gossett is President and Chief Executive Officer of Gossett Automotive Group, which he founded in 1988. Gossett Automotive Group consists of 15 automotive dealerships located in Memphis, TN and is one of the largest privately owned automotive groups in the Mid-South Region. The various brands under his umbrella include two Volkswagen, two Kia, two Hyundai, Porsche, Audi, Chrysler, Jeep, Dodge, Ram, Mazda, Mitsubishi and FIAT. Mr. Gossett began his career in the automotive industry in 1975 and acquired his first franchise in 1988. During the course of his career, Mr. Gossett has chaired or served on a number of district, regional and national dealer boards within the industry, including Chrysler Financial, Volkswagen Financial, Capital One Bank, Chrysler, Jeep, Dodge, Volkswagen, Suzuki and the American International Automobile Dealers Association. He has received numerous awards for his accomplishments within the automotive industry. Mr. Gossett serves as the managing partner of JALP Clothing, LLC, a wholesale business engaged in the global distribution of apparel. Beginning in June 2009, Mr. Gossett has served on the board of directors of Landmark Community Bank which is located in Memphis and Nashville, Tennessee. An avid sports enthusiast, Mr. Gossett is in the ownership group of the Memphis Grizzlies, a NBA team located in Memphis, TN. He is active in charities supporting children in various capacities, and has been a strong supporter and advocate of St. Jude’s Children’s Research Hospital, Le Bonheur Children’s Hospital and Make-A-Wish, all located in Memphis, as well as many other causes and charities nationwide. Mr. Gossett attended Northwestern University. Mr. Gossett brings his brand management expertise to our company as a member of our Board of Directors.

Aaron Hollander is a nominee for election at the Annual Meeting. He joined the Board of Directors on September 11, 2013 and was selected to become a director of the Company because of his governance, financial reporting, accounting and risk management expertise gained through his service as the Chief Executive Officer of several corporations throughout his tenure, as well as his finance and accounting background. Mr. Hollander currently serves as, Chairman, Chief Executive Officer and President of First Aviation Services Inc., a leading worldwide provider of maintenance, repair and overhaul services to the aerospace industry, a position he has held since 2007. Mr. Hollander is also a Principal at First Equity Group, which he co-founded in 1985, advising the aerospace and defense industries on significant transactions impacting those sectors. From December 2001 to July 2009, Mr. Hollander served as the Chief Executive Officer of Skip Barber Racing School LLC and, from 1993 until February 2012, served as Chairman and the Chief Executive Officer of Imtek, LLC, an agency that provides direct marketing, printing, fulfillment, and location intelligence services to clients across a variety of industries. Prior to co-founding First Equity Group, Mr. Hollander worked for the Boston Consulting Group, and as a CPA and CMA with Arthur Young & Company (now Ernst & Young). Mr. Hollander received his B.S. in Economics from the Wharton School, University of Pennsylvania and earned an MBA with distinction from Harvard Business School.  Mr. Hollander brings his governance, financial reporting, accounting and risk management expertise to our company as a member of our Board of Directors.

Other Executive Officers

Chad Wagenheim has served as our President since October 7, 2019 and also acted as the principal executive officer of the Company from October 7, 2019 through Mr. Conn’s appointment in January 2020.  Mr. Wagenheim has been employed by the Company since November 2014 previously serving as Executive Vice President Strategic Development and Operations.  Mr. Wagenheim has over 15 years of executive level business, finance and operations experience with well-known consumer brands, ranging from launching high-profile early stage start-ups to growing larger scale public companies across the licensing, retail, wholesale, home, beauty, fashion, media, and Internet industries.  Prior to Sequential, Mr. Wagenheim was SVP Finance & Operations for Aerin Lauder's luxury lifestyle brand - AERIN where he established and implemented its strategic & financial business plans, successfully executed the brand's launch (Fall 2012), and drove key initiatives across the company's licensing, wholesale, ecommerce, and retail brick & mortar platforms - with categories focused in the Beauty, Fashion Accessories, and Home Furnishings market segments.  Previously Mr. Wagenheim held a similar role in leading all financial and licensing efforts for MSLO’s Retail Merchandising Division.  During his nearly 10 years with MSLO, the company successfully diversified the brand's licensing portfolio through a combination of organic growth and new acquisitions, which ultimately lead to the company growing its distribution to over 20,000 doors worldwide and achieving annual retail sales of over $1 billion.  Earlier in his career, Mr. Wagenheim held various finance and business management related positions with LivePerson Inc., Prudential Financial, and the United States Department of Defense. Mr. Wagenheim holds a B.S. in Accounting from Monmouth University.

Daniel Hanbridge has served as our Senior Vice President and Interim Chief Financial Officer since January 6, 2020 and has been employed with the Company since February 2017 previously serving as VP, Finance.  Mr. Hanbridge is a CPA with over 20 years of experience in finance. Prior to joining the Company,  Mr. Hanbridge served as VP, Controller of AdvantageCare Physicians, one of the largest primary and specialty care practices in the New York metropolitan area, from 2013 to 2016. There he was responsible for the monthly financial close, entity-wide budgeting and forecasting for 50+ departments, supporting the annual external audit, and overall entity-wide financial reporting and analysis. Prior to AdvantageCare Physicians, Mr. Hanbridge was VP, Head of Technical Accounting and SEC Reporting for Cowen Group, Inc. where he prepared and reviewed the Company’s filings and various other financial reporting activities.  Earlier in his career, Mr. Hanbridge was a Senior Accountant, Financial Reporting for L-3 Communications and a Supervisory Senior Associate in the Consumer Products Division at KPMG LLP. Mr. Hanbridge holds a B.S. in Accounting from Lehigh University.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED IN THIS PROXY STATEMENT

CORPORATE GOVERNANCE

Meetings and Committees

The Board of Directors held fourteen meetings during 2019. Each current director, while serving as a director, attended at least 75% of all the meetings of the Board of Directors and the committees on which such director served. While we have not established a policy with respect to members of the Board of Directors attending annual meetings, directors are generally expected to be in attendance at the annual meeting of stockholders. Our 2019 annual meeting of stockholders was attended in person or telephonically by six directors.

Our shares of common stock are listed on the Nasdaq Capital Market (“Nasdaq”) and are subject to the Nasdaq listing standards that require us to have a majority of our Board of Directors comprised of independent directors and separate committees comprised of independent directors. The Nasdaq definition of independent director includes a series of objective tests, and also requires a subjective review by the Board of Directors.

Pursuant to Nasdaq’s objective tests and the Board of Directors’ subjective review, the Board of Directors has affirmatively determined that five of our eight current directors, Messrs. Cohen, Gossett, Hollander, Johnson and Leonard, Jr., are “independent” as that term is defined in Rule 5605(a)(2) of the Nasdaq Stock Market’s Listing Rules. In assessing independence, the Board of Directors considered, among other things, the relationships and transactions described under “Certain Relationships and Related Transactions”. Mr. Sweedler does not meet the independence requirements of Rule 5605(a)(2) of the Nasdaq Stock Market’s Listing Rules because he is a managing member of Tengram Capital Associates (“TCA”), an entity affiliated with Tengram Capital Partners, L.P. (“TCP”), to which the Company made payments of  $2.7 million in 2019 (see “Certain Relationships and Related Transactions — Reportable Related Party Transactions” for further information). Mr. Conn is our Chief Executive Officer and Ms. Stewart was employed by the Company as the Company’s former Chief Creative Officer within the last three years.

The Board of Directors has established a separately designated audit committee (the “Audit Committee”), compensation committee (the “Compensation Committee”) and nominating and governance committee (the “Governance Committee”) of the Board of Directors. Our Board of Directors may also establish special committees from time to time to perform specifically delegated functions. The Board of Directors has adopted written charters that govern the conduct and responsibilities of each of the Audit Committee, Compensation Committee and Governance Committee, copies of which may be found on our website at www.sequentialbrandsgroup.com in the section titled “Corporate Governance”. You may also request printed copies of the charters by sending written request to the Secretary at the address set forth on the cover of this Proxy Statement.

Audit Committee.   Our Audit Committee held six meetings during 2019, and separately acted by unanimous written consent on one occasion. The Audit Committee is chaired by Mr. Hollander, and includes Mr. Gossett and Mr. Leonard, Jr., all of whom qualify as “independent” directors within the meaning of Rule 5605(a)(2) of the Nasdaq Stock Market’s Listing Rules and Rule 10A‑3(b)(1) promulgated under the Securities Act of 1933, as amended (the “Securities Act”). The Board of Directors has determined that Mr. Hollander qualifies as an audit committee “financial expert” within the meaning of the rules and regulations of the SEC and that each of our other Audit Committee members is able to read and understand fundamental financial statements and has substantial business experience that results in that member’s financial sophistication. Among other responsibilities, the Audit Committee reviews the scope and results of quarterly reviews and the year-end audit with management and the independent auditors, reviews and discusses the adequacy of our internal controls, and recommends to the Board of Directors selection of independent auditors for the coming year. The Audit Committee operates under a written charter, which was adopted by the Board of Directors and is available on our website www.sequentialbrandsgroup.com in the section titled “Corporate Governance”.

Compensation Committee.   Our Compensation Committee held nine meetings during 2019, and separately acted by unanimous written consent on one occasion. The Compensation Committee is chaired by Mr. Johnson, and includes Mr. Hollander and Mr. Gossett, each of whom qualify as “independent” directors within the meaning of Rule 5605(a)(2) of the Nasdaq Stock Market’s Listing Rules, including the enhanced independence requirements applicable to members of compensation committees. The Compensation Committee is primarily responsible for determining the compensation of directors and executive officers and administering our equity compensation plans. In connection with its deliberations, the

Compensation Committee considers the views of the management with respect to appropriate compensation levels of officers and directors and may engage compensation experts to provide independent advice regarding market trends and other competitive considerations. The Compensation Committee did not engage any third party consultants during the year ended December 31, 2019. The Compensation Committee operates under a written charter, which was adopted by the Board of Directors and is available on our website www.sequentialbrandsgroup.com in the section titled “Corporate Governance”. The Compensation Committee has the authority to delegate its responsibilities listed in the Compensation Committee charter to subcommittees comprised of one or more members of the Compensation Committee, or to the Company’s Chief Executive Officer with respect to the grants of equity awards to any of our officers other than officers subject to Section 16 of the Securities Exchange Act of 1934, if the Compensation Committee determines such delegation would be in the best interest of the Company.

Governance Committee.   Our Governance Committee acted by unanimous written consent on one occasion. Our Governance Committee includes Mr. Gossett, Mr. Johnson and Mr. Leonard, Jr., all of whom qualify as “independent” directors within the meaning of Rule 5605(a)(2) of the Nasdaq Stock Market’s Listing Rules. The Governance Committee reviews and makes recommendations regarding the functioning of the Board of Directors as an entity, assists the Board of Directors in defining and assessing qualifications for membership on the Board of Directors, identifies and recommends qualified individuals to serve as members of the Board of Directors and recommends corporate governance principles applicable to the Company. The Governance Committee operates under a written charter, which was adopted by the Board of Directors and is available on our website www.sequentialbrandsgroup.com in the section titled “Corporate Governance.”

Director Nominations

The Governance Committee reviews persons who are candidates for election to our Board of Directors and makes a recommendation with respect to such candidates to our Board of Directors. Our full Board of Directors, then reviews those members of the Board of Directors who are candidates for election to our Board of Directors and makes the final determination regarding whether to nominate a candidate to the Board of Directors for election for the next term. The Governance Committee’s methods for identifying candidates for election to the Board of Directors (other than those proposed by our stockholders, as discussed below, and other than candidates that we are contractually obligated to nominate pursuant to written agreements) include the solicitation of ideas for possible candidates from a number of sources, including existing members of the Board of Directors, our executive officers, individuals personally known to the members of the Board of Directors and other research. We may also from time to time retain one or more third-party search firms to identify suitable candidates.

In carrying out its function to nominate candidates for election to our Board of Directors, upon recommendation from our Governance Committee, our Board of Directors considers the mix of skills, experience, character, commitment and diversity of background, all in the context of the requirements of our Board of Directors at that point in time. Our Board of Directors believes that each candidate should be an individual who has demonstrated integrity and ethics in such candidate’s personal and professional life, has an understanding of elements relevant to the success of a publicly-traded company and has established a record of professional accomplishment in such candidate’s chosen field. Each candidate should be prepared to participate fully in our Board of Directors’ activities, including attendance at and active participation in meetings of our Board of Directors, and not have other personal or professional commitments that would, in our Board of Directors’ judgment, interfere with or limit such candidate’s ability to do so. Our Board of Directors has no stated specific minimum qualifications that must be met by a candidate for a position on our Board of Directors.

Our Governance Committee and Board of Directors will consider nominees recommended by stockholders. For a stockholder recommendation to be considered by our Governance Committee and Board of Directors as a potential candidate at an annual meeting, the recommendation must be received on or before the deadline for receipt of stockholder proposals to be included in our proxy statement for such meeting. The recommendation should be addressed to our Secretary at c/o Sequential Brands Group, Inc., 601 West 26th Street, 9th Floor, New York, New York 10001. If a stockholder decides to nominate a candidate for director and solicits proxies for such candidate, the stockholder will need to follow the rules set forth by the SEC and in our amended and restated bylaws (the “Bylaws”) as they pertain to director nominations. A stockholder of the Company may nominate one or more persons for election as a director at an annual meeting of stockholders if the stockholder complies with the notice, information and consent provisions contained in the

Bylaws, including the notice deadlines, which are discussed under “2021 Stockholder Proposals”. In addition, the notice must be made in writing and set forth as to each proposed nominee who is not an incumbent director (i) their name, age, business address and, if known, residence address, (ii) their principal occupation or employment, (iii) the class and number of shares of the Company’s stock owned beneficially and of record by such person and (iv) any other information concerning the nominee that must be disclosed respecting nominees in proxy solicitations pursuant to Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Rule 14a‑11 thereunder, including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected.

Based on the foregoing and the Company’s obligations pursuant to the Amended and Restated Stockholders Agreement, dated as of March 27, 2013, by and between the Company and TCP WR Acquisition, LLC (“TCP WR”), which provides TCP WR with the right to nominate a number of nominees for director such that the number of directors that will be serving on the Board of Directors (determined immediately following the election of directors and assuming that the director nominees designated by TCP WR are elected to the Board of Directors) that have been appointed or nominated by TCP WR equals three, the Board of Directors, upon the recommendation of the Governance Committee, nominated Al Gossett and Aaron Hollander for re-election as Class III members of the Board of Directors, subject to stockholder approval, for a three-year term ending on or around the date of the 2023 annual meeting of stockholders.

Board Leadership Structure

In connection with the closing of our financing transaction with TCP WR in February 2012, Mr. Sweedler was appointed Chairman of our Board of Directors. In January 2020, Mr. Conn became our Chief Executive Officer, Secretary and a director. Additional information about Mr. Conn’s appointment can be found in our Compensation Discussion and Analysis below. The Board of Directors believes that its current leadership structure best serves the objectives of the Board of Directors’ oversight of management, the ability of the Board of Directors to carry out its roles and responsibilities on behalf of the stockholders and our overall corporate governance. The Board of Directors also believes that the current separation of the Chairman and Chief Executive Officer roles allows the Chief Executive Officer to focus his time and energy on operating and managing our business and leverages the experience and perspectives of our Chairman, who has a deep knowledge of the consumer industry and significant experience in managing and developing brands. The Board of Directors, however, periodically reviews the leadership structure and may make changes in the future.

Diversity

The Board of Directors does not have a formal policy with respect to director nominee diversity. In selecting nominees to the Board of Directors, the Board of Directors is committed to building and maintaining an ideal mix of talent and experience to achieve our business objectives in the current environment, and the Board of Directors assess the effectiveness of this process when reviewing the composition of the Board of Directors each year. In particular, the Board of Directors considers expertise, depth of knowledge in key areas that are important to us and diversity of thought, background, perspective and experience so as to facilitate robust debate and broad thinking on strategies and tactics pursued by us. The Board of Directors believes this diversity is demonstrated in the range of experiences, qualifications and skills of the current members of the Board of Directors.

Communications with the Board of Directors

You may communicate with our Board of Directors, or with any individual director, by sending communications via email to boardofdirectors@sbg-ny.com or by telephoning the Secretary at the Company’s principal executive offices, who will then relay the communications to the Board of Directors.

Communications are relayed to the Board of Directors, or to any individual director, depending on the facts and circumstances described in the communication. In that regard, the Board of Directors has requested that certain items that are unrelated to the duties and responsibilities of the Board of Directors be excluded, including junk mail and mass mailings, product complaints, product inquiries, new product suggestions, resumes and other forms of job inquiries, surveys and business solicitations or advertisements. In addition, material that is unduly hostile, threatening, illegal or similarly unsuitable will not be relayed, with the provision that any communication that is not relayed will be made available to any director upon such director’s request.

Any interested party, including any employee, may make confidential, anonymous submissions regarding questionable accounting or auditing matters or internal accounting controls and may communicate directly with the Chairman by letter to 601 West 26th Street, 9th Floor, New York, New York 10001, marked for the attention of the Chairman, as applicable.

Board Oversight of Risk Management

Our Board of Directors, as a whole and also at the committee level, is responsible for overseeing risk management. A fundamental part of risk management is not only understanding the risks we face and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company. The involvement of our Board of Directors in setting our business strategy is a key part of our assessment of risk management, including with respect to cybersecurity risks, and the determination of what constitutes an appropriate level of risk for the Company. Members of our Board of Directors discuss with management our major risk exposures, including with respect to the Company’s credit, liquidity, proposed acquisitions and operations as well as other risks associated with the Company’s business, their potential impact on the Company and the steps taken by management to manage these risks. The Compensation Committee is responsible for overseeing the management of risks relating to the Company’s executive compensation plans and arrangements as well as the Company’s benefit plans. The Audit Committee oversees management of financial risks and potential conflicts of interest with related parties. The Governance Committee oversees risks associated with the independence of the Board of Directors. In addition, our Board of Directors and its committees may retain, on such terms as they determine in their sole discretion, independent legal, financial and other consultants and advisors to advise and assist them in fulfilling their oversight responsibilities.

Code of Ethics and Business Conduct

We have adopted a written code of ethical conduct (the “Code of Ethics”) applicable to all members of the Board of Directors and to all of our employees and executive officers, including our Chief Executive Officer and Chief Financial Officer. The Code of Ethics constitutes a “code of ethics” as defined by applicable SEC rules and a “code of conduct” as defined by applicable Nasdaq Stock Market’s Listing Rules. Our Code of Ethics is also made available on our website located at www.sequentialbrandsgroup.com in the section titled “Corporate Governance.” You may also request a copy of the Code of Ethics by writing or calling us at:

Sequential Brands Group, Inc.
Attn: Investor Relations
601 West 26th Street, 9th Floor
New York, New York 10001
(646) 564‑2577

Any amendment or waiver of the Code of Ethics pertaining to a member of the Board of Directors or one of our executive officers will be disclosed on our website (www.sequentialbrandsgroup.com) within four business days. We granted no waivers under our Code of Ethics in 2019.

COMPENSATION DISCUSSION AND ANALYSIS

Determination of Executive Compensation

The Compensation Committee of the Board of Directors is responsible for overseeing the Company’s executive compensation policies and practices, including levels and structure of compensation for the Company’s executive officers, which are currently submitted to the Board of Directors for ratification. Specifically, among other things, the Compensation Committee is responsible for:

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Formulating, evaluating and approving compensation for the Company’s executive officers, including the Chief Executive Officer, interim Chief Financial Officer and President. The Company’s compensation policies are intended to reward executive officers for their contributions to the Company’s growth and profitability, and recognize individual initiative, leadership, achievement, and other valuable contributions to the Company. An additional goal is to provide competitive compensation that attracts and retains qualified and talented executive officers. The Compensation Committee may consult with the Chief Executive Officer and the interim Chief Financial Officer on the performance of the Company’s other executive officers. However, neither the Chief Executive Officer nor the interim Chief Financial Officer may be present during any Compensation Committee or Board deliberations or voting with respect to each of their own compensation packages;

•	Overseeing and approving all compensation programs involving the issuance of the Company’s stock and other equity securities under the Company’s long-term incentive plans;
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Annually assessing the risks associated with the Company’s compensation practices, policies and programs to determine whether the risks arising from such practices, policies and programs are appropriate or reasonably likely to have a material adverse effect on the Company;

•	Periodically reviewing compensation practices and trends of other companies to assess the reasonableness and adequacy of the Company’s executive compensation programs and policies; and
•	Securing the services of external compensation consultants or other experts, as necessary and appropriate.

Each year, the Compensation Committee reviews the Company’s executive officer compensation, including the compensation structure and levels of compensation paid to the executive officers in the prior year (as disclosed in the Summary Compensation Table on page 21 for our named executive officers), and determines any needed adjustments to our compensation policies and practices so that such policies and practices continue to reflect the Company’s commitment to aligning executive compensation practices with the interests of the Company’s stockholders.

Compensation Philosophy and Objectives

The Company’s overall compensation philosophy is to “pay for performance.” The Company’s compensation plans, policies and practices are designed to provide compensation that motivates executive officers to achieve corporate strategic and financial goals and to reward them for short- and long-term financial performance in order to maximize stockholder value. In addition, these plans, policies and practices and the compensation paid thereunder are structured to be competitive with other companies in order to attract and retain high performing executive talent. The Company’s executive compensation program is designed specifically to:

•	Support the achievement of the Company’s short- and long-term strategic and financial objectives;
•	Reward executive officers for continuous improvement of financial metrics and achievement of strategic objectives;
•	Align executive interests with the interests of our stockholders; and

•	Attract and retain highly talented, results-driven executive officers.

2019 Highlights

The following individuals comprise our “named executive officers”:

•	Ms. Karen Murray — Former Chief Executive Officer (employment ended on October 1, 2019)
•	Mr. Peter Lops — Former Chief Financial Officer (employment ended on January 6, 2020)
•	Ms. Martha Stewart — Former Chief Creative Officer (employment ended on June 10, 2019)
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Mr. Chad Wagenheim — President (Effective October 7, 2019) (Acted as interim principal executive officer through January 6, 2020.  On and following such date, Mr. Wagenheim continued his role as President.)

•	Mr. Andrew Cooper — Former President (employment ended on June 5, 2019)

The Compensation Committee made the following key decisions for 2019 with respect to its compensation policies to continue management’s focus on driving stockholder value:

•	The named executive officers’ annual base salaries were set as follows for 2019:
o	Ms. Murray — $600,000. No change from 2018;
o	Mr. Lops —Increased $25,000 from $425,000 to $450,000 pursuant to the terms of his employment agreement negotiated in 2018;
o	Ms. Stewart — $500,000. No change from 2018;
o	Mr. Wagenheim — $450,000 (effective July 1, 2019)
o	Mr. Cooper — Increased $25,000 from $550,000 to $575,000 pursuant to the terms of his employment agreement negotiated in 2016;
•

The Company established its 2019 annual bonus program for all named executive officers, other than Ms. Stewart and Mr. Wagenheim, based on the attainment of an adjusted EBITDA target established by the Compensation Committee.  The annual performance bonus targets for the named executive officers as a percentage of each such named executive officer’s base salary remained unchanged from 2018.

In setting compensation for the named executive officers for 2019 the Compensation Committee considered a variety of factors, including the scope and impact of the named executive officer’s role, the expectations for the executive officer, market compensation levels and contributions made by the named executive officer beyond such named executive officer’s formal position and the Company’s performance against budget.

Named Executive Officer Transitions

Chief Executive Officer Transition

On October 1, 2019, Ms. Karen Murray resigned from her positions as Chief Executive Officer, Secretary and Director of Sequential.  In connection with her resignation, Sequential and Ms. Murray entered into a transition agreement dated as of October 1, 2019. Under the transition agreement, Ms. Murray agreed to act as a consultant to the Company for a period from October 1, 2019 through September 30, 2020.  The terms of the transition agreement are described in more detail in “Executive Compensation — Summary of Employment Agreements and Transition Agreements”.

Chief Financial Officer Transition

On January 6, 2020, Mr. Peter Lops resigned from his positions as Chief Financial Officer and Principal Financial and Accounting Officer of Sequential. Per the transition agreement between Sequential and Mr. Lops dated January 6, 2020, Mr. Lops has agreed to act as a consultant to the Company through March 31, 2020. The terms of the transition agreement are described in more detail in “Executive Compensation — Summary of Employment Agreements and Transition Agreements”.

Chief Creative Officer Transition

On June 10, 2019, Ms. Stewart resigned from the Company as of the date of sale of MSLO.

President Transition

Effective June 5, 2019, Mr. Andrew Cooper mutually agreed to terminate his position as President of Sequential. In connection with his termination, Sequential and the Company entered into a separation agreement on June 9, 2019.  The terms of the separation agreement are described in more detail in “Executive Compensation — Summary of Employment Agreements and Transition Agreements”.

Results of the Company’s 2019 Say-on-Pay Vote

At the Company’s annual meeting of stockholders held in June 2019, the Company’s stockholders were asked to approve the compensation paid to the Company’s named executive officers for fiscal 2018.  65.9% of the votes cast on the say-on-pay proposal at that annual meeting were voted in favor of the proposal. In response to this lower level of shareholder support and other considerations, the Compensation Committee and the Board increased the level of Company performance required to receive any payout under our annual cash incentive plan and the compensation arrangements approved for our new Chief Executive Officer and Interim Chief Financial Officer also reflect lower levels of overall target compensation than their respective predecessors.  Further no RSUs or PSUs were granted to Karen Murray, Andrew Cooper and Peter Lops in 2019.

The Company regularly engages with our stockholders to discuss a variety of aspects of our business and welcomes stockholder input and feedback, including on compensation matters.  The Compensation Committee believes that the say-on-pay vote serves as an additional tool to guide the Board of Directors and the Compensation Committee in ensuring alignment of the Company’s executive compensation programs with stockholder interests.

The Compensation Committee continues to work so that the design of the Company’s executive compensation program is focused on long-term stockholder value creation, emphasizes pay for performance and does not encourage imprudent short-term risks. The Compensation Committee also uses the say-on-pay vote as a guidepost for stockholder sentiment and believes it is critical to maintain and continually develop this program to promote ongoing stockholder engagement, communication and transparency.

Elements of 2019 Compensation

Annual Cash Compensation

•

Base Salary provides a portion of compensation that is fixed to provide executive officers with a certain level of financial security and to attract and retain critical talent. Each executive officer’s base salary level is designed to compensate the executive officer in a way that is competitive and indicative of his or her knowledge, skills, abilities and future potential. When making base salary adjustments, the Compensation Committee considers the performance of the Company, the overall performance and future potential of the individual executive officer, the economic environment and competitive pay positioning.

•

Annual Performance Bonus for all of our named executive officers for 2019, other than Ms. Stewart and Mr. Wagenheim,  was based on the attainment of an adjusted EBITDA target established by the Compensation

Committee. The annual performance bonus is consistent with the Company’s pay for performance philosophy in that it requires the Company to meet financial objectives in order for bonus compensation to become payable. In addition, the design fosters teamwork and creates the incentive for each executive officer to work towards the Company, as a whole, being successful. The Compensation Committee believes this metric is a strong indicator of financial performance and that linking bonus compensation to the achievement of adjusted EBITDA targets closely aligns the financial interests of the executive officers with the interests of stockholders.

o

As provided in Ms. Murray’s and Messrs. Cooper’s and Lops’ respective employment agreements, the annual performance bonus target for these named executive officers was set as a percentage of such named executive officer’s base salary equal to 100% of base salary for Ms. Murray, 125% of base salary for Mr. Cooper and 75% of base salary for Mr. Lops. The adjusted EBITDA target was set to be achievable, but encourage growth over the prior year’s performance. The adjustments made to EBITDA include deal advisory costs, non-cash stock-based compensation, write-off of deferred financing costs, debt refinancing costs, non-cash mark-to-market adjustments on equity securities, loss on sale of assets, net of non-controlling interests, non-cash impairment of trademarks, net of non-controlling interests and other immaterial amounts that are not representative of the Company’s day-to-day licensing business. Each executive officer’s annual performance bonus is determined based on the level of achievement of the performance bonus target. Pursuant to Ms. Murray’s and Messrs. Cooper’s and Lops’ respective employment agreement, if performance is 90% or more but less than 100% of the target, 75% of the target annual bonus will be paid; if performance is 80% or more but less than 90% of target, 50% of the target bonus will be paid; and if performance is less than 80%, no bonus will be paid. For 2019, the Compensation Committee confirmed that the Company did not achieve its adjusted EBITDA target for the year. Accordingly, no bonus was paid for 2019.

o

Ms. Stewart does not participate in our annual performance bonus program, but rather was entitled to bonuses only as determined in the discretion of our Board of Directors and the Company’s Chief Executive Officer and did not receive any bonus for 2019.

o	Ms. Murray and Mr. Wagenheim were awarded discretionary cash bonus payments of $112,500 and $300,000, respectively, in recognition of their contributions for the sale of MSLO.
o	Mr. Wagenheim was awarded a discretionary bonus of $325,000 in recognition of his promotion to President and his extraordinary individual performance during 2019.
•

A guaranteed annual payment of $1,300,000 is provided for Ms. Stewart under her employment agreement for each calendar year of her employment period. This amount is pro-rated for partial years of service and is payable in installments in accordance with the Company’s customary payroll practices. For 2019, Ms. Stewart received approximately  $574,000 under this provision of her employment agreement in light of her June 10, 2019 termination.

Long-Term Incentive Compensation

The Compensation Committee believes long-term incentives are beneficial to stockholders and a key component of overall executive compensation. The primary focus in granting long-term incentives is to:

•	Align executive officers’ financial interest with the long-term interests of our stockholders;
•	Support the achievement of strategic objectives and goals, which tend to be longer-term;
•	Focus executive officers’ behavior on long-term value creation;
•	Promote executive officers’ retention by providing financial rewards that are achieved over a period of years; and
•	Provide executive officers with an opportunity to acquire an ownership interest in the Company.

Over the years, we have used a combination of two forms of long-term equity compensation: time-based restricted stock and restricted stock units and PSUs. The Compensation Committee considers the value of the award as a component of total direct compensation. In deciding which type of equity award to grant to executive officers, the Compensation Committee may consider the number of shares necessary to deliver the intended value appropriate for each named executive officer and his or her position and level of responsibility within the Company. The Company’s intent is to focus executive officers on driving stockholder value by placing more emphasis on pure performance-based compensation, as PSUs have no value unless the Company achieves certain performance metrics.

All equity awards are granted pursuant to, and are subject to the terms and conditions of, the Sequential Brands Group, Inc. 2013 Stock Incentive Compensation Plan (the “2013 Stock Incentive Plan”), which we assumed in 2015.    For more information on the 2013 Stock Incentive Plan, see Proposal 4.

Time-Based Restricted Stock and Restricted Stock Units

Time-based restricted stock and restricted stock units typically vest over a three-year period after the grant date. While restricted stock and restricted stock units have inherent intrinsic value when granted, they deliver greater value as the price of the Company’s common stock appreciates over time. The intrinsic value at grant date tends to provide continued incentive even if the stock price decreases following the grant date and, as such, they continue to motivate executive officers to sustain their efforts towards achieving corporate goals. If the executive officer terminates employment before vesting occurs, all unvested shares or units are cancelled immediately, unless otherwise stipulated in the respective employment agreement.

No time-based restricted stock units or restricted stock were granted to our named executive officers in 2019.

Performance Stock Units

On August 22, 2016, the Company approved 375,000 PSUs to Mr. Cooper under the 2013 Stock Incentive Plan. For 250,000 of such PSUs vesting was to occur in equal installments on December 31, 2017, 2018 and 2019 subject to achievement of specified performance metrics. For these PSUs, the Company’s performance metrics included two targets, weighted as follows: (i) 66.7% for the achievement of 110% or greater of the Company’s Board approved annual budget for adjusted EBITDA and (ii) 33.3% for the achievement of other performance criteria established in the discretion of the Compensation Committee. The specific performance metrics were set at a level that was designed to be achievable, but require growth over the relevant performance period.  These PSUs contain both carryback and carryforward rights whereby any overage from a given performance period could be applied to earn awards during a period in which the Company does not achieve the pre-established targets. Based on 2017 performance, 27,722 shares were issued under this award, and based on 2018 performance, 27,750 shares were issued under this award. Mr. Cooper separated prior to December 31, 2019 and thus forfeited the 2019 portion of these PSUs. The remaining 125,000 PSUs approved in 2016 were to vest in equal annual increments based on the attainment of certain performance targets as determined the Compensation Committee and the Chief Executive Officer in consultation with Mr. Cooper.  Based on attainment of the performance targets set for the awards granted in 2018, which were set at a level intended to require significant effort, but be attainable, 83,250 shares were issued in settlement of this award in 2018.  Mr. Cooper separated from the Company on June 5, 2019 and thus forfeited the 2019 portion of these PSUs.

On April 3, 2017, the Company granted 175,000 PSUs to Ms. Murray under the 2013 Stock Incentive Plan. The PSUs were subject to achievement of the below specified performance metrics, and were to vest in equal installments on December 31, 2017, 2018 and 2019. For these PSUs, the Company’s performance metrics were set at (i) achievement of 90% or greater of the adjusted EBITDA target for 2017, (ii) achievement of 95% or greater of the adjusted EBITDA target for 2018 and (iii) achievement of 100% or greater of the adjusted EBITDA target for 2019. Based on 2017 and 2018 performance, 58,275 were issued each year under this award. Per Ms. Murray’s transition agreement, she was entitled to the unvested portion of her PSUs should the Company achieve its performance metrics.  The Company did not achieve the performance metric for 2019, and thus, this portion of Ms. Murray’s PSU grant was forfeited.

On August 15, 2017, the Company granted 300,000 PSUs to Ms. Murray under the 2013 Stock Incentive Plan. The PSUs were subject to achievement of the same performance metrics discussed above for the August 22, 2016 grant for

Mr. Cooper, and were scheduled to vest in equal installments on December 31, 2017, 2018 and 2019, subject to achievement of such metrics. Based on 2017 performance, 33,267 shares were issued in settlement of this award, and based on 2018 performance, 33,300 shares were issued in settlement of this award. These PSUs contain both carryback and carryforward rights whereby any overage from a given performance period could be applied to earn awards during a period in which the Company does not achieve the pre-established targets.  Per Ms. Murray’s transition agreement, she was entitled to the unvested portion of her PSUs should the Company achieve its performance metrics.  The Company did not achieve its performance metrics for 2019 and none of these 2019 PSUs were issued.

On March 5, 2018, the Company granted 200,000 PSUs to Mr. Lops under the 2013 Stock Incentive Plan. The PSUs were subject to achievement of the same performance metrics discussed above for the August 22, 2016 grant for Mr. Cooper and the August 15, 2017 grant for Ms. Murray, and were scheduled to vest in equal installments on December 31, 2018 and 2019, subject to achievement of such metrics. Based on 2018 performance, 33,333 shares were issued in settlement of this award. These PSUs contain both carryback and carryforward rights whereby any overage from a given performance period could be applied to earn awards during a period in which the Company does not achieve the pre-established targets.  Mr. Lops separated from the Company on January 6, 2020 and forfeited his unvested PSUs.

No PSUs were granted to our named executive officers in 2019.

Executive Employment Agreements

The Company believes employment agreements are an effective recruiting and retention tool for its executive officers. The Company also believes employment agreements help protect certain interests of the Company by prohibiting post-termination competition, disclosure of confidential information and solicitation of employees and customers. All of the Company’s employment agreements have severance provisions and noncompetition and nondisclosure clauses, which encourage executive officers to remain committed to the business and discourage them from collaborating with competitors in order to prevent critical confidential information from leaking to competitors. In addition, all employment agreements require executives to release all claims against the Company in order to receive severance payments. To that end, the Company has entered into employment agreements or employment letters with each of our named executive officers, the terms of which are described in more detail in “Executive Compensation — Summary of Employment Agreements and Transition Agreements”.

Benefits and Other Compensation

Retirement Plans

The Company believes that providing retirement benefits allows the Company to be competitive in attracting and retaining talented executives and to reward executive officers for long-time service to the Company. The Company’s 401(k) plan is a tax qualified retirement savings plans pursuant to which the Company’s employees, including the executive officers, are able to make pre-tax contributions from their eligible compensation. The Company made a matching contribution for all participants during 2019. This matching contribution is reflected in the “Summary Compensation Table” in the column titled “All Other Compensation”.

Perquisites and Other Personal Benefits

The Company also provides the executive officers with limited perquisites and other personal benefits that the Compensation Committee believes are reasonable and consistent with the Company’s overall compensation program to better enable the Company to attract and retain superior executive talent. The Compensation Committee periodically reviews the levels of perquisites and other personal benefits provided to the executive officers, which for 2019 included a travel or car allowance for Ms. Murray, Mr. Lops and Mr. Cooper. The costs associated with providing these benefits for the executive officers are reflected in the “Summary Compensation Table” in the column titled “All Other Compensation”. By reason of her unique position as a performer and her unparalleled role in supporting and developing the Martha Stewart brand, which required her to undertake extensive travel, make a substantial number of on-camera and personal appearances and required her to be constantly in the public eye, we paid for a number of expenses to assist Ms. Stewart in fulfilling these Company responsibilities that, under SEC regulations, are required to be reported as perquisites. For more information on these benefits, see the “All Other Compensation” column of the Summary Compensation Table on page 21.

Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the “Compensation Discussion and Analysis” section of this Proxy Statement as required by Item 402(b) of Regulation S-K. Based on such review and discussions, the Compensation Committee recommended to our Board of Directors that the “Compensation Discussion and Analysis” section be included in this Proxy Statement on Schedule 14A and the 2019 Annual Report on Form 10‑K.

COMPENSATION COMMITTEE

Gary Johnson, Chairman
Al Gossett
Aaron Hollander

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table provides certain information concerning the compensation for services rendered to us during the years ended December 31, 2019, 2018 and 2017 by our named executive officers.

					Non-Equity
				Stock	Incentive Plan	All Other
		Salary	Bonus(2)	Awards(3)	Compensation(4)	Compensation(5)	Total
Name and Principal Position(1)	Year	($)	($)	($)	($)	($)	($)
Karen Murray Former Chief Executive Officer	2019	$452,273	$112,500	$—	$—	$220,200	$784,973
	2018	600,000	—	—	450,000	27,500	1,077,500
	2017	450,000	62,500	1,849,750	337,500	7,146	2,706,896
Peter Lops Former Chief Financial Officer	2019	445,929	—	—	—	29,200	475,129
	2018	351,170	—	657,250	199,219	25,337	1,232,976
Martha Stewart Former Chief Creative Officer	2019	221,379	574,166	—	—	1,866,786	2,662,331
	2018	500,000	1,300,000	636,000	—	3,493,147	5,929,147
	2017	500,000	1,300,000	—	—	4,760,174	6,560,174
Chad Wagenheim President	2019	409,000	625,000	—	—	11,200	1,045,200
Andrew Cooper Former President	2019	246,218	—	—	—	450,700	696,918
	2018	550,000	—	241,250	515,625	29,000	1,335,875
	2017	525,000	—	—	492,188	18,000	1,035,188

(1)

Ms. Murray resigned as our Chief Executive Officer, Secretary and Director effective as of October 1, 2019.  Mr. Lops resigned as our Chief Financial Officer effective as of January 6, 2020.  Ms. Stewart resigned as our Chief Creative Officer on June 10, 2019. Mr. Cooper agreed to terminate his position as our President effective June 5, 2019.  Mr. Wagenheim was named our President effective October 7, 2019 and served as our Executive Vice President Strategic Development and Operations prior to this date.

(2)

For 2019, the amounts reported in this column represent for Ms. Murray $112,500 discretionary bonus in recognition of her contributions toward the sale of MSLO.  For Ms. Stewart, the pro-rated annual guaranteed payment payable during 2019 as provided for under her employment agreement, as discussed in further detail in “Executive Compensation — Summary of Employment Agreements” below.  Mr. Wagenheim was awarded (i) a discretionary bonus of $325,000 in recognition of his promotion and his extraordinary individual performance during 2019 and (ii) $300,000 discretionary bonus in recognition of his contributions toward the sale of MSLO.

(3)

The amounts in this column represent the grant date fair value calculated in accordance with Financial Accounting Standards Board, Accounting Standards Codification Topic 718, Compensation — Stock Compensation (“ASC Topic 718”). No stock awards were granted in 2019. For additional information on the valuation assumptions with respect to the stock awards granted, please see Note 14 to our consolidated financial statements included in the 2019 Annual Report.

(4)

The amounts reported in this column represent annual performance bonus payouts under our annual cash bonus program. No annual performance bonus payments were made to our named executive officers for 2019. For more information on this program for 2019, see “Elements of Compensation — Annual Cash Compensation — Annual Performance Bonus” above.

(5)

The amounts set forth in this column for 2019 represent: (i) for Ms. Murray, the consulting fee paid in 2019 under her transition agreement ($200,000), various travel allowances ($9,000), and Company-paid 401(k) match ($11,200); (ii) for Mr. Lops, a car allowance ($18,000) and Company-paid 401(k) match ($11,200);  (iii) for Mr. Cooper, severance ($431,250), a car allowance ($8,250) and Company-paid 401(k) match ($11,200); (iv) for Mr. Wagenheim, Company-paid 401(k) match ($11,200); and (v) for Ms. Stewart, (a) $1,000,000 in transaction fees in connection with the sale of MSLO and $297,424 in connection with the Intangible Asset Agreement entered into with the acquisition of MSLO, which is described in more detail in “Certain Relationships and Related Transactions — Agreements with Ms. Stewart”, (b) Company-paid 401(k) match ($11,200) and (c) $558,162 of expenses incurred by reason of her unique position as a performer and her unparalleled role in supporting and developing the Martha Stewart brand, which required her to undertake extensive travel, make a substantial number of on-camera and personal appearances and require her to be constantly in the public eye. In 2019, we paid for a number of expenses to assist Ms. Stewart in fulfilling these Company responsibilities that, under SEC regulations, are required to be reported as perquisites. The $558,162 includes the following: (i) $222,994 for security services, (ii) $119,082 for expenses related to personal fitness, wellness, beauty and wardrobe provided in her capacity as on-air and in-person talent, (iii) $86,379 for non-business travel expenses, (iv) $75,182 for utilities and telecommunication services and (v) $54,525 of personnel costs for individuals performing work for Ms. Stewart and other similar expenses.

Grants of Plan-Based Awards

The following table sets forth the information concerning the grants of plan-based compensation to each named executive officer during the year ended December 31, 2019. As discussed above, Ms. Stewart and Mr. Wagenheim did not participate in our annual cash bonus program in 2019.    No equity awards were granted to our named executive officers in 2019.

		Estimated future			Estimated future			All other
		payments under			payments under			stock awards:	Grant date
		non-equity incentive			equity incentive			Number of	fair value
		plan awards (1)			plan awards			Shares of	of stock
	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	Stock or	and option
Name	Date	($)	($)	($)	(#)	(#)	(#)	Units	awards
Karen Murray		300,000	600,000	600,000	—	—	—	—	—
Peter Lops		168,750	337,500	337,500	—	—	—	—	—
Andrew Cooper		359,375	718,750	718,750	—	—	—	—	—

(1)

The Target column reflects the award granted if we were to achieve our full 2019 performance targets under our annual cash performance bonus plan. Represents annual performance bonus target of 100% for Ms. Murray, 75% for Mr. Lops and 125% for Mr. Cooper, in each case of the named executive officer’s 2019 annual salary. For each executive, if performance were 90% or more but less than 100%, 75% of annual bonus will be paid and if performance were 80% or more but less than 90% of target, 50% of annual bonus will be paid. If performance were less than 80% no bonus is paid. See “Compensation Discussion and Analysis — Elements of Compensation — Annual Cash Compensation.” As noted above, our named executive officers did not earn any payouts under our annual bonus program for 2019.

Summary of Employment Agreements and Transition Agreements

Certain of the amounts set forth in the “Summary Compensation Table” are provided for in employment agreements and employment letters with our named executive officers. We also entered into transition agreements with Ms. Murray and Mr. Lops and a separation agreement with Mr. Cooper in connection with their respective departures. The material terms of such agreements with our named executive officers are summarized below:

Karen Murray.   Ms. Murray is party to an employment agreement dated as of March 22, 2017 which provided for an annual base salary of $600,000 and eligibility to participate in the Company’s annual bonus program with a target annual bonus opportunity equal to 100% of her base salary, based upon the Company achieving certain adjusted EBITDA performance targets determined by the Board.

Ms. Murray resigned from her position as Chief Executive Officer, Secretary and Director of the Company on October 1, 2019.  In connection with her separation from the Company, Ms. Murray and the Company entered into a Transition Agreement on October 1, 2019 (the “Murray Transition Agreement”).  The Murray Transition Agreement provided that Ms. Murray’s 33,334 shares of unvested restricted stock units fully vested on October 8, 2019. Pursuant to the Murray Transition Agreement, Ms. Murray agreed to serve as a Senior Advisor to the Company during the period from

October 1, 2019 through September 30, 2020 and will be entitled to payment for such services as follows: (i) $200,000 on October 9, 2019, (ii) $150,000 on January 2, 2020; (iii) $150,000 on April 1, 2020; and (iv) $150,000 on July 1, 2020.  The Murray Transition Agreement includes other customary terms and conditions, including a release of claims.

Peter Lops.   Mr. Lops is party to an employment agreement dated as of February 27, 2018 (the “CFO Employment Agreement”) which provided for an annual base salary of $450,000 and eligibility to participate in the Company’s annual bonus program with a target annual bonus opportunity equal to 75% of his base salary.

As in effect on December 31, 2019, the CFO Employment Agreement also provided that Mr. Lops would have been entitled to certain severance benefits if his employment had ceased under specified circumstances. If Mr. Lops were terminated without cause or had resigned for good reason, he would have received (i) an amount equal to the base salary he would have received if he had remained employed through the term of the CFO Employment Agreement, or, if less, at least six month’s base salary, (ii) any annual bonus earned, but unpaid for a prior year; (iii) if such resignation or termination occurred following the first fiscal quarter of a year, a pro-rata portion of his annual bonus for the year of termination, based on actual results for such year, (iv) subsidized COBRA coverage for up to 18 months and (v) full vesting of any unvested portion of the restricted stock units and PSUs granted upon his commencement of employment. Payment of these severance benefits is subject to the requirement that Mr. Lops execute a release of claims against the Company and its affiliates. Finally, the CFO Employment Agreement also contains customary confidentiality, non-competition, non-solicitation, intellectual property and indemnification provisions.

Mr. Lops resigned from his position as Chief Financial Officer of the Company effective as of January 6, 2020. In connection with his separation from the Company, Mr. Lops entered into a Transition Agreement on January 6, 2020 (the “Lops Transition Agreement”).  The Lops Transition Agreement provided that all of Mr. Lops’ unvested restricted stock units and performance stock units were forfeited. Pursuant to the Lops Transition Agreement, Mr. Lops agreed to serve as an independent contractor to the Company and was entitled to payment for such services as follows: (i) $56,000 on January 15, 2020 and (ii) $56,500 on March 10, 2020.  The Lops Transition Agreement includes customary terms and conditions, including a release of claims.

Martha Stewart.   In connection with the closing of the Company’s acquisition of MSLO, the Company entered into an agreement with Ms. Stewart for an initial term continuing through December 31, 2020. The employment agreement provided for (i) an annual base salary of  $500,000 per year, (ii) a guaranteed annual payment of  $1.3 million (the “Guaranteed Payment”), (iii) annual payments of 10% of the gross licensing revenues, in excess of a specified threshold (the “Incentive Payment”), (iv) the opportunity to earn an annual bonus as determined by the Board of Directors and Chief Executive Officer, and (v) payment of certain of Ms. Stewart’s expenses, up to an annual maximum amount of  $1.5 million. In addition, and regardless of whether Ms. Stewart remains employed with the Company, beginning in 2026 and ending on the later of December 31, 2030 or the date of her death, the Company will pay to Ms. Stewart 3.5% of the annual gross licensing revenues for each such year.

Ms. Stewart terminated from the Company as of the date of sale of MSLO, June 10, 2019.  The Company paid $1.0 million in transaction fees to Ms. Stewart related to the sale of MSLO in 2019.

 Chad Wagenheim.  On January 24, 2020, Mr. Wagenheim and the Company entered into an employment letter that amended Mr. Wagenheim’s previous employment arrangements with the Company (the “Employment Letter”). Under the terms of the Employment Letter, Mr. Wagenheim is entitled to an annual base salary of $450,000 and eligibility to participate in the Company’s annual bonus program with a target annual bonus opportunity equal to 100% of his base salary.  In recognition of his promotion and his extraordinary individual performance during 2019, Mr. Wagenheim received a discretionary bonus of $325,000.  Additionally, Mr. Wagenheim received a long-term cash incentive bonus of $250,000 (the “LTI Bonus”) in lieu of a stock grant, to be paid in two installments as follows: (a) $62,500 upon January 24, 2020; and (b) $187,500 on October 1, 2020 subject to his continued employment through that date. The Employment Letter also provides that if Mr. Wagenheim is terminated without cause, he will receive an amount equal to his annual base salary plus the unpaid portion of the LTI Bonus.

Andrew Cooper.   Mr. Cooper is party to an employment agreement dated as of August 22, 2016 which provided for a base salary of $575,000 and eligibility to receive an annual cash performance bonus of up to 125% his then current base salary.

Mr. Cooper agreed to terminate from his position as President of the Company as of June 5, 2019. In connection with his separation from the Company, Mr. Cooper and the Company entered into a Separation Agreement on June 7, 2019 (the “Separation Agreement”). The Separation Agreement provided for the following separation payments and benefits:  (i) $431,250.00, representing nine months of his base salary and (ii) full acceleration of the unvested portion of Mr. Cooper’s 58,334 restricted stock units.

Outstanding Equity Awards at Fiscal Year-End 2019

The following table sets forth the information with respect to restricted stock unit awards and PSUs held by each of the named executive officers as of December 31, 2019.

Stock Awards
Equity incentive
			Equity incentive	plan awards:
			plan awards:	market or payout
		Market value of	number of	value of unearned
	Number of Shares or	shares or units of	unearned shares,	shares, units or
	units of stock that	stock that have not	units or other rights	other rights that
	have not vested(2)	vested(3)	that have not vested	have not vested
Name(1)	(#)	($)	(#)	($)
Peter Lops	50,000	17,000	—	—
Chad Wagenheim	183,334	62,334	—	—

(1)	Ms. Murray, Ms. Stewart and Mr. Cooper did not hold any unvested Company equity awards as of December 31, 2019.
(2)

These time-based restricted stock units vest as follows: (i) for Mr. Lops,  all 50,000 shares were forfeited as of Mr. Lops’ termination date of January 6, 2020 and (ii) for Mr. Wagenheim,  50,000 shares on April 30, 2020, 66,667 shares on November 1, 2020 and 66,667 shares on November 1, 2021.

(3)

The market value is based on the closing market price of our common stock as of December 31, 2019 (the last trading day of the year), which was $0.34 per share, multiplied by the number of shares of common stock subject to the award.

Stock Vested

The following table sets forth certain information regarding vesting of time-based restricted stock units and PSUs held by our named executive officers during the year ended December 31, 2019:

	Stock Awards
	Number of Shares	Value Realized
	Acquired on Vesting(1)	Upon Vesting(2)
Name	(#)	($)
Karen Murray	66,667	$51,666
Peter Lops	25,000	$41,000
Chad Wagenheim	104,166	$59,541
Andrew Cooper	58,334	$34,417

(1)

Ms. Murray’s stock awards vested as follows: (i) 33,333 shares of time-based restricted stock units on April 3, 2019 and (ii) 33,334 shares of time-based restricted stock units on October 9, 2019. Mr. Lops’ stock award vested as follows: (i) 25,000 shares of time-based restricted stock units on March 5, 2019.  Mr. Wagenheim’s stock awards vested as follows: (i) 37,500 shares of time-based restricted stock units on April 30, 2019 and (ii) 66,666 shares of time-based restricted stock units on November 1, 2019. Mr. Cooper’s stock awards vested as follows: (i) 58,334 shares of time-based restricted stock units on June 18, 2019.
(2)	“Value realized upon vesting” was computed by multiplying the number of shares of stock by the market value of the underlying shares on the vesting date.

Potential Payments Upon Termination or Change in Control

The table below sets forth potential benefits that each listed named executive officer would have been entitled to receive upon termination of employment under the various circumstances outlined below and assumes the relevant termination event occurred as of December 31, 2019. The actual amounts that would be payable in these circumstances can only be determined at the time of the named executive officer’s termination or a change in control and, accordingly, may differ significantly from the estimated amounts set forth in the table below.  Payments and benefits actually provided to Ms. Murray, Ms. Stewart and Mr. Cooper are described under “Summary of Employment Agreements and Transition Agreements” above.  Amounts actually payable to Mr. Lops are also described in such section; however, in accordance with SEC requirements, we have also quantified the potential payments that Mr. Lops could have received had he terminated on December 31, 2019 below.

	Potential Payments
	By the	By the
	Company	Company
	Without	for Cause
	Cause or by	or by	Termination
	Executive	Executive	Following a
	for Good	Without	Change in
Form of Compensation	Reason	Good Reason	Control	Death	Disability
Peter Lops
Cash compensation	$530,137	$—	$—	$—	$—
Health and welfare benefits	55,505	—	—	—	55,505
Accelerated vesting of restricted stock	17,000	—	17,000	—	—
Accelerated vesting of PSUs	—	—	—	—	—
Total	$602,642	$—	$17,000	$—	$55,505
Chad Wagenheim
Cash compensation	$450,000	$—	$—	$—	$—
Health and welfare benefits	—	—	—	—	—
Accelerated vesting of restricted stock	62,334	—	62,334	62,334	62,334
Accelerated vesting of PSUs	—	—	—	—	—
Total	$512,334	$—	$62,334	$62,334	$62,334

Pay Ratio

The Company has prepared a reasonable estimate, under the applicable SEC rules, of the ratio of the annual total compensation of Mr. Wagenheim, our President and former interim principal executive officer (“PEO”), to the annual total compensation of our median-compensated employee (other than our PEO) for 2019.  We determined our median employee for 2019 based on our payroll records using total annual wages and cash-based fringe benefits for our 45 full and part-time employees (excluding the PEO), who were employed as of December 31, 2019. The annual total compensation of our median employee (other than the PEO) for 2019 was $134,160. Our PEO’s total compensation for 2019 was $1,045,200. The ratio of the PEO’s total compensation for 2019 to the annual total compensation of our median-compensated employee was approximately 8-to-1.

The pay ratio reported above is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described below. The SEC’s rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. As a result, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

Compensation and Risk

Our Compensation Committee regularly conducts risk assessments to determine the extent, if any, to which our compensation practices and programs may create incentives for excessive risk taking. Based on these reviews, we believe that the incentive for risk taking is low for the named executive officers and the substantial majority of our employees, because their compensation consists largely of fixed cash salary and a cash bonus that has a capped payout. Furthermore, the majority of these employees do not have the authority to take action on our behalf that could expose us to significant business risks.

In 2019, as part of its assessment, the Compensation Committee reviewed the cash and equity incentive programs for senior executive officers and concluded that certain aspects of our compensation programs actually reduce the likelihood of excessive risk taking. These aspects include the use of long-term equity awards to create incentives for senior executive officers to strive for long-term growth of the Company, policies limiting the incentive to take excessive risk for short-term gains by imposing caps on annual bonuses and requiring compliance with the Code of Ethics.

For these reasons, we do not believe that our compensation policies and practices for our employees create risks that are reasonably likely to have a material adverse effect on us.

DIRECTOR COMPENSATION

The following table details the total compensation for services rendered in all capacities by the Company’s non-employee directors serving on our Board of Directors for the year ended December 31, 2019:

	Fees Earned or
	Paid in Cash	Stock Awards(1)	Total
Name	($)	($)	($)
Aaron Hollander	$125,000	$100,000	$225,000
Al Gossett	100,000	100,000	200,000
Gary Johnson	100,000	100,000	200,000
Stewart Leonard, Jr.	100,000	100,000	200,000
William Sweedler	—	—	—
Rodney S. Cohen	—	—	—

(1)

The amounts in this column represent the grant date fair value with respect to shares of restricted stock calculated in accordance with ASC Topic 718. For additional information on the valuation assumptions with respect to these stock awards, please see Note 14 to our consolidated financial statements included in the 2019 Annual Report. Represents 116,144 shares of restricted common stock granted to each of Mr. Hollander, Mr. Gossett, Mr. Johnson and Mr. Leonard, Jr. on May 2, 2019, pursuant to the 2013 Stock Incentive Plan, which awards will fully vest on the first anniversary date of the day of grant. The amount does not reflect the actual value that may be realized which depends on the value of our shares in the future. As of December 31, 2019,  116,144 shares of restricted stock remained outstanding for each of Mr. Hollander, Mr. Gossett, Mr. Johnson and Mr. Leonard, Jr.

Compensation for non-employee directors was comprised of a mix of cash and equity-based compensation as follows: (i) an annual cash retainer of $100,000, (ii) an annual cash retainer of $25,000 for the Audit Committee chairman and (iii) $100,000 payable in shares of restricted common stock, vesting on the first anniversary date of the date of grant. Our directors are also reimbursed for reasonable out-of-pocket and travel expenses associated with attendance at the meetings of the Board of Directors and the committees thereof. The Compensation Committee reviews director compensation annually and makes a recommendation to the Board of Directors with respect to compensation and benefits provided to the members of the Board of Directors. Mr. Sweedler and Mr. Cohen are principals of two of our largest stockholders and do not receive any compensation for their service on the Board of Directors. An executive officer currently employed or employed in the last three years who serves on our Board of Directors does not receive additional compensation for serving on the Board of Directors. See the “Summary Compensation Table” and “Grants of Plan-Based Awards” for disclosures related to our former director and former Chief Executive Officer, Ms. Murray, and our director and former Chief Creative Officer, Ms. Stewart.

For 2020, the Board of Directors approved a one-time waiver of non-employee director compensation that waives the $100,000 payable in shares of restricted stock as compensation for fiscal year 2020.   Additionally, the Board of Directors is currently reviewing the cash compensation for non-employee directors and is contemplating a one-time reduction in the annual cash compensation paid for fiscal year 2020.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Review and Approval of Related Party Transactions

The Company’s Code of Ethics provides that all directors and employees, including executive officers, have a duty to avoid financial, business or other relationships that might cause a conflict of interest with the performance of their duties and that employees should conduct themselves in a manner that avoids even the appearance of conflict between personal interests and those of the Company.

Pursuant to the philosophy of the Code of Ethics, members of the Board of Directors, director nominees, and executive officers are expected to disclose to the Board of Directors any direct or indirect personal interest they may have in a material transaction. Directors also are expected to recuse themselves from participation in any decision in which there is a conflict between their personal interests and the interest of the Company. Approval of any such transaction with respect to any director, director nominee or executive officer may be made only by the Board of Directors or a committee of the Board of Directors. While, the Company does not have a related party transaction policy for persons other than employees and directors and their affiliates, the Company also monitors the material transactions of stockholders who beneficially own greater than 5% of the Company’s outstanding shares.

Except as discussed above, the Company has not prescribed any specific standards to be applied when assessing material transactions. There were no instances since January 1, 2019 in which an executive officer, director or director nominee engaged in such a transaction with the Company, either directly or indirectly, without first obtaining approval.

Reportable Related Party Transactions

Consulting Services Agreement with Tengram Capital Partners, L.P. (f/k/a Tengram Capital Management L.P.)

Pursuant to an agreement with Tengram Capital Partners, L.P., formerly known as Tengram Capital Management, L.P. (“TCP”), an affiliate of Tengram Capital Partners Gen2 Fund, L.P., which is one of the Company’s largest stockholders, the Company had engaged TCP, effective as of January 1, 2013, to provide services to the Company pertaining to (i) mergers and acquisitions, (ii) debt and equity financing and (iii) such other related areas as the Company may reasonably request from time to time (the “TCP Agreement”). TCP was entitled to receive annual compensation of $1.0 million, including fees and reimbursement of out-of-pocket expenses in connection with performing its services under the TCP Agreement. The TCP Agreement remained in effect for a period continuing through the earlier of five years or the date on which TCP and its affiliates cease to own in excess of 5% of the outstanding shares of common stock in the Company. On August 15, 2014, the Company consummated transactions pursuant to an agreement and plan of merger, dated as of June 24, 2014 (the “Galaxy Merger Agreement”) with SBG Universe Brands LLC, a Delaware limited liability company and the Company’s direct wholly-owned subsidiary (“LLC Sub”), Universe Galaxy Merger Sub, Inc., a Delaware corporation and direct wholly-owned subsidiary of LLC Sub, Galaxy Brand Holdings, Inc. and Carlyle Galaxy Holdings, L.P. (such transactions, collectively, the “Galaxy Acquisition”). In connection with the Galaxy Merger Agreement, the Company and TCP entered into an amendment to the TCP Agreement (the “Amended TCP Agreement”), pursuant to which, among other things, TCP was entitled to receive annual fees of $0.9 million beginning with fiscal year 2014.  The Amended TCP Agreement terminated as of December 31, 2019.

The Company paid TCP $0.9 million, $0.7 million, and $0.9 million for services under the Amended TCP Agreement during the years ended December 31, 2019, 2018 and 2017, respectively. The Company reimbursed TCP $0.1 million for the year ended December 31, 2019 and less than $0.1 million for each of the years ended December 31, 2018 and 2017 for out-of-pocket expenses in connection with their services.  These amounts are included in operating expenses from continuing operations in the Company’s consolidated financial statements. At December 31, 2019, there was $0.2 million due to TCP for services and less than $0.1 million due for reimbursement of expenses.  At December 31, 2018, there was $0.2 million due to TCP for services and less than $0.1 million due for reimbursement of expenses. The Company paid $1.8 million in transaction fees to TCP related to the sale of MSLO during the year ended December 31, 2019 recorded in discontinued operations in the Company’s consolidated financial statements.

Additionally, in July 2013, the Company entered into a consulting arrangement with an employee of TCP (the “TCP Employee”), pursuant to which the TCP Employee provides legal and other consulting services at the request of the Company from time to time. The TCP Employee was also issued 125,000 shares of restricted stock, vesting over a four - year period and 180,000 PSUs, vesting over three years in increments of 20% for 2014, 20% for 2015 and 60% for 2016. During the year ended December 31, 2016, the TCP employee was granted 200,000 PSUs, vesting over three years in increments of 33.3% for 2017, 33.3% for 2018 and 33.4% for 2019. During the year ended December 31, 2018, the TCP employee was granted 150,000 shares of time-based restricted stock units, vesting over a three year period and 300,000 shares of time-based restricted stock units, vesting over a three year period with 25% vesting immediately.  The Company paid the TCP Employee $0.3 million, $0.3 million and $0.4 million for services under the consulting arrangement during the years ended December 31, 2018, 2017 and 2016, respectively. These amounts are included in operating expenses from continuing operations in the Company’s consolidated financial statements. The Company and the TCP Employee terminated the consulting arrangement during the third quarter of 2019. The Company accelerated the vesting of the unvested shares of the TCP Employee’s time-based restricted stock units.  At December 31, 2019, no amounts were due to the TCP Employee.  At December 31, 2018, less than $0.1 million was due to the TCP Employee.

Transactions with Tommie Copper, Inc.

The Company entered into an agreement with Tommie Copper, Inc. (“TCI”), an affiliate of TCP, under which the Company received a vendor placement fee for facilitating certain distribution arrangements.  The Company recorded $3.1 million of revenue from continuing operations for the year ended December 31, 2018.  At December 31, 2018, the Company had a current receivable of $1.1 million from TCI in accounts receivable and a long-term receivable of $1.9 million from TCI in other assets in the consolidated balance sheet.  During the year ended December 31, 2019, the Company reserved $2.9 million related to the outstanding receivable balance recorded in operating expenses from continuing operations in the consolidated statement of operations as TCI could not adhere to its original payment terms and new extended payment terms have been negotiated.  At December 31, 2019, the Company had a net current receivable of $0.1 million due from TCI.

Transactions with E.S. Originals, Inc.

A division president of the Company maintains a passive ownership interest in one of the Company’s licensees, E.S. Originals, Inc. (“ESO”). The Company receives royalties from ESO under license agreements for certain of the Company’s brands in the footwear category. The Company recorded $4.9 million, $8.4 million and $18.1 million of revenue for the years ended December 31, 2019, 2018 and 2017, respectively, for royalties, commissions and advertising revenue earned from ESO license agreements. At December 31, 2019 and 2018, the Company had $2.8 million and $6.2 million, respectively, recorded as accounts receivable and $0.2 million and $1.9 million, respectively, as a long-term receivable in other assets from ESO in the consolidated balance sheets.

In addition, the Company entered into a license-back agreement with ESO under which the Company reacquired the rights to certain international territories in order to re-license these rights to an unrelated party. The Company recorded approximately $1.3 million and $0.3 million in license-back expense for the years ended December 31, 2019 and 2018, respectively.

Transactions with Centric Brands Inc. (f/k/a Differential Brands Group, Inc.)

During the fourth quarter of 2018, Centric Brands, Inc. (“Centric”) acquired a significant portion of Global Brands Group Holding Limited’s (“GBG”) North American licensing business.  The Company entered into an agreement with Centric, an affiliate of TCP, under which the Company received a rights transfer fee of $4.0 million related to the Joe’s license.  During the fourth quarter of 2019, the Company and Centric entered into a license agreement under the Jessica Simpson brand.  The Company recorded $6.6 million and approximately $1.2 million for royalty revenue earned from continuing operations from Centric for the years ended December 31, 2019 and 2018, respectively.  At December 31, 2019 and 2018, the Company had $1.0 million and $0.8 million, respectively, recorded as accounts receivable from Centric in the consolidated balance sheets.

Acquisition of FUL

On November 17, 2014, the Company made a strategic investment in FUL IP. FUL IP is a collaborative investment between the Company and JALP. FUL IP was formed for the purpose of licensing the FUL trademark to third parties in connection with the manufacturing, distribution, marketing and sale of FUL branded bags, backpacks, duffels, luggage and apparel accessories. JALP contributed the FUL trademark with a fair value of $8.9 million. In exchange for a 50.5% economic interest in FUL IP the Company paid JALP $4.5 million. JALP’s minority member interest in FUL IP has been reflected as noncontrolling interest on the Company’s consolidated balance sheets. One of the Company’s directors, Mr. Al Gossett, has a partial ownership interest in JALP. There was $0.5 million of noncontrolling interest loss recorded during the year ended December 31, 2019.  The Company sold the FUL trademark during the year ended December 31, 2018.  The noncontrolling interest loss for the year ended December 31, 2019 was due to the write off of a $0.9 million receivable related to the previous sale of the FUL trademark.

Agreements with Ms. Stewart

On June 10, 2019, the Company completed the sale of MSLO. The Company paid $1.0 million in transaction fees to Ms. Stewart related to the sale of MSLO in 2019.

In connection with the transactions contemplated by the Company’s acquisition of MSLO in 2015 before the 2019 sale, MSLO entered into an Amended and Restated Asset License Agreement (“Intangible Asset Agreement”) and Amended and Restated Intellectual Property License and Preservation Agreement (“IP License Agreement” and, together with the Intangible Asset Agreement, the “IP Agreements”) pursuant to which Ms. Stewart, a director and the former Chief Creative Officer of the Company, licensed certain intellectual property to MSLO. The IP Agreements grant the Company the right to the use of certain properties owned by Ms. Stewart.

The Intangible Asset Agreement had an initial term commencing on December 4, 2015 and ending on December 31, 2020. During the term of the Intangible Asset Agreement with the Company, Lifestyle Research Center LLC was entitled to receive a guaranteed annual payment of $1.7 million, which amounts were paid in connection with the acquisition of MSLO regardless of Ms. Stewart’s continued employment with the Company, plus reimbursable expenses. The Company paid Lifestyle Research Center LLC $0.8 million in 2019.  The Intangible Asset Agreement with the Company ended as of June 10, 2019 in connection with the completed sale of MSLO. During the term of the IP License Agreement with the Company, Ms. Stewart was entitled to receive a guaranteed annual payment of $1.3 million which amounts were paid in connection with the acquisition of MSLO regardless of Ms. Stewart’s continued employment with the Company. The Company paid $0.6 million to Ms. Stewart in 2019 in connection with the terms of the IP License Agreement. The IP License Agreement with the Company ended as of June 10, 2019 in connection with the completed sale of MSLO.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has furnished the following report:

The Audit Committee is composed of three independent directors, each of whom, in the Board of Directors’ business judgment, is “independent” within the meaning of Rule 5605(a)(2) of the Nasdaq Stock Market’s Listing Rules and the applicable rules and regulations of the SEC. On behalf of the Board of Directors, the Audit Committee oversees the Company’s accounting, auditing and financial reporting processes. The Audit Committee’s function is one of oversight, recognizing that the management of the Company has the primary responsibility for the Company’s financial statements as well as the Company’s financial reporting processes, principles and internal controls. The Company’s independent registered public accounting firm, CohnReznick LLP (the “Auditors”) is responsible for performing an audit of the Company’s consolidated financial statements in accordance with generally accepted accounting principles, issuing a report relating to their audit and expressing an opinion as to the conformity of such financial statements with generally accepted accounting principles.

In fulfilling its responsibilities with respect to the financial statements for the fiscal year 2019, the Audit Committee:

•

reviewed and discussed the audited consolidated financial statements for the year ended December 31, 2019 with management and the Auditors and reviewed and assessed the effectiveness of the Company’s internal control over financial reporting and the Auditors’ audit of the Company’s internal control over financial reporting;

•

reviewed and discussed with the Auditors the matters that independent registered public accounting firms are required to discuss with audit committees by the applicable Public Company Accounting Oversight Board standards and the SEC;

•

received written disclosures and the letter from the Auditors regarding the Auditors’ independence as required by applicable requirements of the Public Company Accounting Oversight Board and the SEC, and has discussed with the Auditors their independence; and

•

considered whether the Auditors’ provision of non-audit services is compatible with maintaining their independence, and concluded that the non-audit services provided by the Auditors do not impair their independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements for the year ended December 31, 2019 be included in its 2019 Annual Report on Form 10‑K. The Audit Committee has selected CohnReznick LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 and has asked the stockholders to ratify the selection.

The Audit Committee reviews and assesses the adequacy of its charter on an annual basis. While the Audit Committee believes that the charter in its present form is adequate, it may in the future recommend to the Board of Directors amendments to the charter to the extent it deems necessary to react to changing conditions and circumstances.

Aaron Hollander, Chair
Al Gossett
Stewart Leonard, Jr.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents information regarding the beneficial ownership of our common stock as of April 9, 2020 (except where otherwise noted below) by:

•	each of the named executive officers listed in the summary compensation table;
•	each of our directors and our director nominees;
•	all of our directors and executive officers as a group; and
•	each stockholder known to us to be the beneficial owner of more than 5% of our common stock.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Shares of our common stock subject to options, warrants and other derivative securities that are currently exercisable or convertible, or exercisable or convertible within 60 days of April 9, 2020 are deemed to be outstanding and to be beneficially owned by the person holding the options, warrants or other convertible security for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

The information presented in this table is based on 65,880,607 shares of our common stock outstanding on April 9, 2020. Unless otherwise indicated, the address of each of the executive officers and directors and beneficial owners of greater than 5% of our common stock named below is c/o Sequential Brands Group, Inc., 601 West 26th Street, 9th Floor, New York, New York 10001.

Executive Officers and Directors:

	Number of Shares	Percentage of
Name of Beneficial Owner	Beneficially Owned	Shares Outstanding
David Conn(1) Director, Chief Executive Officer and Secretary	102,099	*
William Sweedler(2) Chairman of the Board of Directors	8,794,571	13.3%
Martha Stewart(3) Director	8,305,187	12.6%
Al Gossett(4) Director	912,415	1.4%
Gary Johnson(5) Director	357,527	*
Stewart Leonard, Jr.(6) Director	423,609	*
Aaron Hollander(7) Director	260,963	*
Rodney S. Cohen Director	—	*
Chad Wagenheim(8) President	150,546	*
Daniel Hanbridge(9) SVP and Interim Chief Financial Officer	7,643	*
Karen Murray(10) Former Chief Executive Officer	285,432	*
Peter Lops(11) Former Chief Financial Officer	35,204	*
Andrew Cooper(12) Former President	182,448	*
Directors and executive officers as a group (ten persons)(13)	19,314,560	29.1%

Greater Than 5% Beneficial Owners:

	Number of Shares	Percentage of
Name of Beneficial Owner	Beneficially Owned	Shares Outstanding
Prescott Group Capital Management(15)	8,463,319	12.8%
Martha Stewart Family Limited Partnership(3)	8,032,910	12.2%
Tengram Capital Partners Gen2 Fund, L.P.(2)	7,619,178	11.6%
Carlyle Galaxy Holdings, L.P.(14)	6,369,812	9.7%

*Less than 1%

(1)	Consists of 102,099 shares of common stock that are directly beneficially owned by Mr. Conn.
(2)

Consists of 6,628,572 shares of common stock held by TCP WR, 733,333 shares of common stock held by TCP Acquisition and 257,273 shares of common stock held by TCP SQBG II LLC (“TCP II”), as reported in the Schedule 13D filed on December 8, 2015. Each of these entities reported having shared voting and investment power over their respective shares. Our chairman, Mr. William Sweedler, as a managing member of TCA, which is the general partner of Tengram Capital Partners Gen2 Fund, L.P., which is the managing member of each of TCP WR, TCP Acquisition and TCP II, may exercise voting and investment authority over (i) the shares held by TCP WR, (ii) the shares held by TCP Acquisition and (iii) the shares held by TCP II. Each of TCA, Tengram and Mr. Sweedler disclaim beneficial ownership of such shares of common stock except to the extent of his pecuniary interest therein. Mr. Sweedler is also the beneficial owner of 59,165 shares of common stock held by Madcat II, LLC, of which

Mr. Sweedler is the managing member. Mr. Sweedler disclaims beneficial ownership of the shares of common stock held by Madcat II, LLC, except to the extent of his pecuniary interest therein. Mr. Sweedler is also the beneficial owner of 1,020,290 shares of common stock. The address of Mr. Sweedler, TCA, Tengram, TCP WR, TCP Acquisition and TCP II is 15 Riverside Avenue, Floor 1, Westport, CT 06880.

(3)

Shares reported as beneficially owned by Ms. Stewart represent 198,798 shares of common stock held by Ms. Stewart, 9,585 shares of common stock held by the Martha Stewart 1999 Family Trust (the “1999 Family Trust”), 11,981 shares of common stock held by the Martha Stewart 2000 Family Trust (the “2000 Family Trust”), 51,913 shares of common stock held by the Martha and Alexis Stewart Charitable Foundation (the “Foundation”) and 8,032,910 shares of common stock held by the Martha Stewart Family Limited Partnership (“MSFLP”), as reported in the Schedule 13D filed on December 14, 2015. MSFLP reported having shared voting and investment power over its shares. Our director, Ms. Martha Stewart, is a co-trustee of the 1999 Family Trust and holds sole decision-making authority with respect to investment of the assets of such trust, a co-trustee of the 2000 Family Trust, a co-trustee of the Foundation and the sole trustee of the Martha Stewart 2012 Revocable Trust, the sole general partner of MSFLP. The address of MSFLP is 48 Girdle Ridge Road, Katonah, NY 10536.

(4)

Consists of 912,415 shares of common stock, of which (i) 109,091 were purchased in the private placement transaction consummated on July 26, 2013 and are directly beneficially owned by Mr. Gossett, (ii) 687,180 shares of common stock which are directly beneficially owned by Mr. Gossett and (iii) 116,144 shares are restricted common stock that vest within 60 days.

(5)

Consists of 357,527 shares of common stock, of which (i) 241,383 shares of common stock are directly beneficially owned by Mr. Johnson and (ii) 116,144 shares are restricted common stock that vest within 60 days.

(6)

Consists of 423,609 shares of common stock, of which (i) 307,465 shares of common stock are directly beneficially owned by Mr. Leonard, Jr. and (ii) 116,144 shares are restricted common stock that vest within 60 days.

(7)

Consists of 260,963 shares of common stock, of which (i) 144,819 shares of common stock are directly beneficially owned by Mr. Hollander and (ii) 116,144 shares are restricted common stock that vest within 60 days.

(8)	Consists of 150,546 shares of common stock that are directly beneficially owned by Mr. Wagenheim.
(9)	Consists of 7,643 shares of common stock that are directly beneficially owned by Mr. Hanbridge.
(10)

Consists of 285,432 shares of common stock, of which (i) 243,062 shares of common stock are directly beneficially owned by Ms. Murray, and (ii) 42,730 shares of common stock owned by Ms. Murray’s spouse.

(11)	Consists of 182,448 shares of common stock that are directly beneficially owned by Mr. Cooper.
(12)	Consists of 35,204 shares of common stock that are directly beneficially owned by Mr. Lops.
(13)	Comprised of current directors and officers. Includes 464,576 shares of restricted common stock that vest within 60 days.
(14)

Based on the Schedule 13D filed on December 8, 2015. Carlyle Galaxy Holdings L.P. has the right to nominate one director for election by our stockholders, pursuant to a letter agreement with the Company dated June 24, 2014, for so long as it and its affiliates hold at least 33% of the shares acquired by it in connection with our acquisition of Galaxy Brands Holdings, Inc. Carlyle Group Management L.L.C. is the general partner of The Carlyle Group L.P., which is a publicly traded entity listed on the Nasdaq. The Carlyle Group L.P. is the managing member of Carlyle Holdings II GP L.L.C., which is the general partner of Carlyle Holdings II L.P., which is the general partner of TC Group Cayman Investment Holdings, L.P., which is the general partner of TC Group Cayman Investment Holdings Sub L.P., which is the managing member of Carlyle Equity Opportunity GP, L.L.C., which is the general partner of Carlyle Equity Opportunity GP, L.P., which is the general partner of Carlyle Galaxy Holdings, L.P. Accordingly, each of the foregoing entities may be deemed to share beneficial ownership of the shares of common stock owned of record by

Carlyle Galaxy Holdings, L.P. and reported having shared voting and investment power over these shares. The address of TC Group Cayman Investment Holdings, L.P., and TC Group Cayman Investment Holdings Sub L.P. is c/o Intertrust Corporate Services (Cayman) Limited, 190 Elgin Avenue George Town, Grand Cayman, E9 KY1‑9005. The address of each of the other entities mentioned in this footnote is c/o The Carlyle Group, 1001 Pennsylvania Ave. NW, Suite 220 South, Washington, DC 20004.

(15)

Based on the Schedule 13D/A filed jointly by Prescott Group Capital Management, L.L.C., et al., on October 18, 2019. The entities of Prescott Group Capital Management, L.L.C., et al., that hold our common shares reported their beneficial ownership as follows: (i) Prescott Group Capital Management, L.L.C. has sole voting and dispositive power over all of the shares included in the table above; (ii) Prescott Group Aggressive Small Cap, L.P. has shared voting and dispositive power over all of the shares included in the table above; (iii) Prescott Group Aggressive Small Cap II, L.P. has shared voting and dispositive power over all of the shares included in the table above; and (iv) Phil Frohlich has sole voting and dispositive power over all of the shares included in the table above. The address of Prescott Group Capital Management, L.L.C., et al, is 1924 South Utica, Suite 1120, Tulsa OK 74104.

Hedging Policy

Executive officers, directors and employees may only engage in hedging transactions (such as puts, calls, options, and similar financial instruments) of Company with prior approval of the Board of Directors. The Company’s policies state that such transactions are generally inappropriate for executive officers, directors and employees.

PROPOSAL NO. 2

RATIFICATION OF SELECTION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has approved the appointment of CohnReznick LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020. We have been advised by CohnReznick LLP that it is an independent registered public accounting firm with the Public Company Accounting Oversight Board, and complies with the auditing, quality control and independence standards and rules of the Public Company Accounting Oversight Board.

While the Audit Committee retains CohnReznick LLP as our independent registered public accounting firm, the Board of Directors is submitting the selection of CohnReznick LLP to our stockholders for ratification upon recommendation to do so by the Audit Committee and as a matter of good corporate governance.

Unless contrary instructions are given, shares represented by proxies solicited by the Board of Directors will be voted for the ratification of the selection of CohnReznick LLP as our independent registered public accounting firm for the year ending December 31, 2020. If the selection of CohnReznick LLP is not ratified by affirmative vote of the majority of the shares present or represented by proxy at the Annual Meeting and entitled to vote on this proposal, the Audit Committee will review its future selection of an independent registered public accounting firm in the light of that vote result. Even if the selection of CohnReznick LLP is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change is in our best interests.

CohnReznick LLP has no financial interest of any kind in the Company, except the professional relationship between auditor and client. Representatives of CohnReznick LLP will be invited to attend the Annual Meeting. If a representative of CohnReznick LLP does attend the Annual Meeting, the representative will have an opportunity to make a statement if he or she so chooses, and will be available to respond to questions from stockholders.

Audit and Non-Audit Fees

Aggregate fees for professional services rendered by our independent auditors, CohnReznick LLP, for 2019 and 2018 are set forth in the table below.

	2019	2018
Audit fees	$351,235	$423,870
Audit-related fees	48,450	—
Tax fees	—	—
All other fees	—	—
Total	$399,685	$423,870

Audit Fees

Audit fees include fees for the audit of our consolidated financial statements, the audit of our internal control over financial reporting and reviews of our unaudited consolidated interim financial statements.

Audit-Related Fees

Fees for audit-related services, including for assurance and related services reasonably related to the performance of the audit or review of our financial statements. These fees relate to assurance services performed in connection with the Company’s acquisitions.

Tax Fees

Tax fees include professional services in connection with tax compliance and advice.

All Other Fees

This category consists of services provided by CohnReznick LLP that are not included in the categories above under “Audit Fees,” “Audited-Related Fees” and “Tax Fees.”

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee approves in advance audit and non-audit services to be provided by our independent registered public accounting firm. Any service proposals submitted by our independent registered public accounting firm must be discussed and approved by the Audit Committee during its meetings. Once a proposed service is approved, we or our subsidiaries formalize the engagement of the service. No tax services were approved by the Board of Directors in accordance with Item 2‑01(c)(7)(i)(C) of Regulation S-X during the fiscal years ended December 31, 2019 and 2018.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR”
RATIFICATION OF SELECTION OF COHNREZNICK LLP AS OUR INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2020

PROPOSAL NO. 3

TO APPROVE, ON AN ADVISORY BASIS, NAMED EXECUTIVE OFFICER COMPENSATION

We currently hold an advisory vote to approve executive compensation on an annual basis, which aligns with our stockholders’ recommendation at our 2019 annual meeting. Accordingly, pursuant to Securities Exchange Act Section 14A we are seeking an advisory stockholder vote to approve the compensation of our named executive officers as disclosed in this Proxy Statement. This proposal, also referred to as “say-on-pay,” gives stockholders the opportunity to approve, reject or abstain from voting with respect to our fiscal 2019 executive compensation programs and policies for the named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers as described in this Proxy Statement. In evaluating this say-on-pay proposal, we recommend that you review “Compensation Discussion and Analysis” and the “Executive Compensation” sections of this Proxy Statement, as well as the accompanying tables and related narratives.

Our executive compensation program is simple in design and is structured to help recruit, retain and motivate a highly talented team of executives with the requisite set of skills and experience to successfully lead us in creating value for our stockholders. Our executive compensation and benefit programs are designed to reward increased stockholder value and the achievement of key operating objectives.

Because your vote on this proposal is advisory, it will not be binding on us, the Compensation Committee or the Board of Directors. However, the Compensation Committee and the Board of Directors will take into account the outcome of the vote when considering future executive compensation arrangements. Further, your advisory vote will serve as an additional tool to guide the Board of Directors and the Compensation Committee in continuing to improve the alignment of the Company’s executive compensation programs with the interests of its stockholders, and is consistent with our commitment to high standards of corporate governance. Accordingly, we are asking you to endorse our executive compensation program by voting for the following resolution:

RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Executive Compensation section, compensation tables and narrative discussion included in this proxy statement, is hereby APPROVED.

The affirmative vote of the majority of the shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required to approve the advisory resolution on the Company’s named executive officer compensation.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE NON-BINDING ADVISORY RESOLUTION ON THE COMPANY’S NAMED EXECUTIVE OFFICER COMPENSATION FOR THE REASONS OUTLINED ABOVE

PROPOSAL NO. 4

TO APPROVE AN AMENDMENT TO THE SEQUENTIAL BRANDS GROUP, INC. 2013 STOCK INCENTIVE COMPENSATION PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE THEREUNDER BY 2,500,000 SHARES

On July 24, 2013, the Board of Directors adopted the 2013 Stock Incentive Compensation Plan (the “2013 Stock Incentive Plan”), which provides for grants of stock options, stock appreciation rights, restricted stock, restricted stock units, dividend equivalent rights, other equity-based awards and cash awards to current and prospective key employees and consultants of the Company and its subsidiaries and nonemployee directors of the Company.

A total of 6,000,000 shares of Common Stock have previously been reserved and made available for issuance pursuant to awards under the 2013 Stock Incentive Plan. As of December 31, 2019, no shares remained available for future grant under the 2013 Stock Incentive Plan.

As a result, the Board of Directors approved an amendment to the 2013 Stock Incentive Plan to increase the number of shares authorized for issuance thereunder by an additional 2,500,000 shares.  This amendment is subject to stockholder approval.  Based on the Company’s current equity grant practices, the Company anticipates that, following the approval of this increase, there will be a sufficient number of shares reserved for grant under the 2013 Stock Incentive Plan to continue to make grants for approximately 2-3 years. In determining the number of additional shares to add to the 2013 Stock Incentive Plan reserve, our Board of Directors analyzed the anticipated dilutive impact of the 2013 Stock Incentive Plan’s share reserve and our historical burn rate:

•

The potential dilution from the additional 2,500,000 shares of Common Stock to be authorized for issuance under the 2013 Stock Incentive Plan, for which stockholder approval is being requested, is approximately 4% of our outstanding shares of Common Stock as of April 9, 2020.

•

The equity plan share usage rate over 2017, 2018 and 2019 represented a three-year average burn rate of 1% of our weighted average Common Stock outstanding for each such year, calculated based on our weighted average Common Stock outstanding – basic which was derived from our audited consolidated financial statements and presented on our Annual Report on Form 10-K. This is below the average burn rate of 2.7% for our industry.

The Company believes that this increase in additional shares for future awards will enable the Company to continue to adhere to its compensation philosophy of providing compensation that motivates employees to achieve corporate financial goals and reward, them for long-term financial performance in order to align employee and shareholder interests and maximize stockholder value.

A copy of the 2013 Stock Incentive Plan is attached to this Proxy Statement as Appendix A. The principal features of the 2013 Stock Incentive Plan are described below, but such description is qualified in its entirety by reference to the complete text of the plan.

Summary of the 2013 Stock Incentive Plan

General.  The 2013 Stock Incentive Plan permits the granting of any or all of the following types of awards: (i) nonqualified stock options; (ii) stock appreciation rights (“SARs”); (iii) restricted stock; (iv) restricted stock units (“RSUs”); (v) other stock-based awards; (vi) dividend equivalents; and (vii) cash-based awards. After the proposed amendment takes effect, the maximum number of shares that may be issued with respect to awards granted under the 2013 Stock Incentive Plan will be 8,500,000 (subject to adjustment in accordance with the provisions under the caption “Adjustments Upon Certain Events” below).  As of April 16, 2020, the price of a share of our common stock as reported on Nasdaq was $0.17.

The aggregate number of shares treated as issued under the 2013 Stock Incentive Plan at any time will equal only the number of shares issued upon exercise or settlement of an award. Shares underlying awards that are forfeited (including awards repurchased by the Company for failure to meet any applicable condition), cancelled, terminated or expire unexercised, or settled in cash in lieu of issuance of shares will be available for issuance pursuant to future awards, to the extent that such shares are forfeited, repurchased or not issued under any such award. Any Shares tendered to pay the exercise price of an option or other purchase price of an award, or withholding tax obligations with respect to an award, will be available for issuance pursuant to future awards. In addition, if any shares subject to an award are not delivered to a participant because (i) such shares are withheld to pay the exercise price or other purchase price of such award, or withholding tax obligations with respect to such award (or other award) or (ii) a payment upon exercise of a SAR is made in shares, the number of shares subject to the exercised or purchased portion of any such award that are not delivered to the participant will be available for issuance pursuant to future awards.

Eligibility.  Current and prospective employees, non-employee directors, and consultants of the Company and its affiliates are eligible to be selected by the Committee (as defined below) to receive awards under the 2013 Stock Incentive Plan. Approximately 41 employees and our seven non-employee directors are currently eligible to participate in the 2013 Stock Incentive Plan.

Administration.  The 2013 Stock Incentive Plan is administered by the Compensation Committee of the Board of Directors or by any other committee designated by the Board of Directors (in this proposal, the “Committee” and the “Administrator”). Members of the Committee, which consists of at least two non-employee directors, each of whom meet applicable independence requirements as determined by the Board and such additional regulatory or listing requirements as the Board may determine to be applicable or appropriate, are appointed by the Board and can be removed by the Board at any time. Except as prohibited by applicable law or the applicable rules of any stock exchange, the Committee may delegate all or any part of its responsibilities and powers to one or more of its members or to any person or persons selected by it, except that the Committee may not (1) delegate to any executive officer of the Company or its affiliates, or a committee that includes any such executive officer, the Committee’s authority to grant awards, or the Committee’s authority otherwise concerning awards, awarded to executive officers of the Company or an affiliate; (ii) delegate the Committee’s authority to grant awards to consultants unless any such award is subject to approval by the Committee; or (iii) delegate its authority to correct defects, omissions or inconsistencies in the 2013 Stock Incentive Plan. Subject to the provisions of the 2013 Stock Incentive Plan and the specific duties delegated by the Board to the Committee, and subject to the approval of any relevant authorities, the Administrator has the full discretionary authority to operate, manage, administer and interpret the 2013 Stock Incentive Plan. All decisions, determinations, and interpretations of the Administrator are final and binding and conclusive on all award recipients.

Adjustments Upon Certain Events.  If the outstanding Company shares are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of Sequential by reason of any extraordinary divided, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, combination, repurchase or exchange of shares or other securities of the Company, issuance of warrants or other rights to acquire shares or other securities of the Company, or other similar corporate transaction or event, or other unusual or nonrecurring events affecting the Company or an affiliate, such that in any case an adjustment is determined by the Committee in its sole discretion to be necessary or appropriate, then the Committee shall make any such adjustments in such manner as it may deem equitable to the shares available for issuance under the 2013 Stock Incentive Plan, the shares subject to outstanding awards and the grant or exercise price of outstanding awards.

Except to the extent otherwise provided in an award agreement, in the event of a Change in Control (as defined in the 2013 Stock Incentive Plan), the Committee may, in its discretion, provide that, with respect to all or any portion of a particular outstanding Award or Awards: (i) any outstanding option, SAR or other award (as applicable) that is not then exercisable shall immediately become exercisable as to all or any portion of the shares covered thereby as of a time prior to the Change in Control; (ii) all or any portion of the restrictions applicable to any outstanding award shall immediately lapse as of a time prior to the Change in Control (including a waiver of any applicable performance goals); (iii) performance periods in effect on the date the Change in Control occurs shall end on such date, and (A) determine the extent to which performance goals or other performance goals with respect to each such performance period have been met based upon such audited or unaudited financial information or other information then available as it deems relevant and (B) cause the participant to receive partial or full payment of awards for each such performance period based upon the Committee’s determination of the degree of attainment of the performance goals or other performance goals, or by assuming that the applicable “target” levels of performance have been attained or on such other basis determined by the Committee; (iv) awards previously deferred shall be settled in full as soon as practicable; (v) any outstanding awards shall be adjusted, substituted, converted, settled and/or terminated as the Committee, in its discretion, deems appropriate and consistent with the 2013 Stock Incentive Plan’s purposes; and (vi) with respect to any options having a per share exercise price equal to, or in excess of, the fair market value of a share, such options shall be canceled and terminated without any payment or consideration therefor.

Stock Options.  The 2013 Stock Incentive Plan provides that the option price pursuant to which Common Stock may be purchased shall be determined by the Committee, but generally may not be less than the fair market value of the Common Stock on the date the option is granted. The term of each option shall be determined by the Committee. The exercise price for shares under a stock option may be paid by one or more of the following methods, as approved by the Administrator or in the award agreement: (i) in cash, check or cash-equivalents; (ii) by delivery of shares already owned that were purchased on the open market or that have been held for at least (6) months that have a fair market value equal to the aggregate exercise price; (iii) by a broker-assisted cashless exercise procedure; (iv) by having shares withheld that have a fair market value equal to the aggregate exercise price; or (v) by any other means that the Administrator approves. In general, unvested stock options are forfeited when a participant terminates employment or service with sequential or its affiliates. In addition, under the 2013 Stock Incentive Plan, if a participant terminates service or employment with the Company or any of its affiliates, as a result of disability or death, the stock option will remain exercisable with respect to the number of shares as to which it was vested on the date of such termination until the earlier of the expiration date and the date that is one (1) year or three (3) years, respectively from the date of termination, unless the award agreement expressly provides for a different expiration date. If a participant terminates service or employment with the Company or any of its affiliates, as a result of retirement (generally at or after age 65 or age 55 with ten years of service, unless otherwise specified in the award agreement) the stock option will remain exercisable with respect to the number of shares as to which it was vested on the date of such termination until the earlier of the expiration date and the date that is five (5) years from the date of termination. If a participant terminates service or employment with the Company or any of its affiliates, for cause, any stock option held by such individual (whether vested or unvested) will be immediately forfeited. If a participant terminates service or employment with the Company or any of its affiliates for any other reason, the stock option will remain exercisable with respect to the number of shares as to which it was vested on the date of such termination and will expire on the earlier of the expiration date and the date that is 90 days following the date of such termination, unless the award agreement expressly provides for a different expiration period.

Stock Appreciation Rights.  The Committee has the authority under the 2013 Stock Incentive Plan to grant SARs. A SAR is an award that gives the participant the right to benefit from appreciation in the value of shares over the grant price established in the award. The terms and conditions of a SAR are specified in the award agreement. If and when payable, the appreciation may be paid in cash, shares of common stock or such other form or combination of forms of payout, at times and upon conditions as may be set forth in the award agreement. SARs will be subject to the terms and conditions specified in the award agreement. SARs granted in connection with an option will be granted either at the time of grant of the option or subsequent thereto during the term of the option. SARs granted in connection with an option are subject to the same terms and conditions as the related option and are exercisable only at such times and to such extent as the related option is exercisable. The grant price of SARs must generally be at least equal to the fair market value of the common stock on the date of grant. Under the 2013 Stock Incentive Plan, a SAR is generally treated in the same manner as a stock option on termination of employment.

No Repricing.  No option or stock appreciation right may be repriced, regranted through cancellation, including cancellation in exchange for cash or other awards, or otherwise amended to reduce its option price or exercise price (other than with respect to adjustments made in connection with a transaction or other change in the Company’s capitalization as described in the provisions under the caption “Adjustments Upon Certain Events”) without the approval of the stockholders of the Company.

Restricted Stock and RSUs.  In general, restricted stock is an award of shares granted to a participant that is subject to vesting conditions and restrictions on transfer for a period of time. A restricted stock unit, or RSU, provides for the issuance of shares or cash to its holder following the vesting date or dates associated with the award. If an RSU is settled in cash, the award holder will be entitled to payment equal to the fair market value of the shares subject to such awards on the date the award vests, less applicable withholding taxes. Holders of RSUs are not entitled to any privileges of ownership of the shares of common stock underlying their RSUs until the underlying shares are actually delivered to them following vesting of the RSUs. Unless otherwise provided in the applicable award agreement, unvested restricted stock and unvested RSUs are forfeited when a holder terminates employment or service with the Company or its affiliates.

Other Stock-Based Awards.  The Committee may grant other types of equity-based or equity-related awards not otherwise described above, in such amounts and subject to such terms and conditions, as the Committee shall determine as set forth in the applicable award agreement. Such other stock-based awards may involve the transfer of actual shares to participants, or payment in cash or otherwise of amounts based on the value of shares.

Dividend Equivalents.  Dividend equivalents will be subject to the terms and conditions specified in an award agreement. The award agreement may provide for the dividend equivalents to be paid in cash or deemed reinvested in additional shares. Any reinvestments will be at the fair market value of the shares on the date of reinvestment. Dividend equivalents may be settled in cash and/or shares. In addition, if the dividend equivalents are awarded as a component of another award, the Committee, in its sole discretion, may subject the dividend equivalents to the same terms and conditions that apply to such award.

Cash-Based Awards.  Cash-based awards may be granted to participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee. A cash-based award entitles the Participant who receives such award to receive a payment in cash upon the attainment of applicable performance goals for the applicable performance period, and/or satisfaction of other terms and conditions, in each case determined by the Committee.

Amendments to the 2013 Stock Incentive Plan.  The Board of Directors may, subject to shareholder approval to the extent necessary and desirable to comply with applicable legal and regulatory requirements, at any time amend, alter, suspend, or terminate the 2013 Stock Incentive Plan or award agreements granted thereunder. However, no amendment, alteration, suspension, or termination may be made that would materially impair the previously accrued rights of any award recipient without the written consent of such recipient, except any such amendment made to comply with applicable law, tax rules, stock exchange rules or accounting rules. In addition, no amendment may be made to reduce the exercise or grant price of any outstanding stock option or SAR unless approved by the Company’s stockholders.

Transferability.  Unless determined otherwise by the Administrator, awards granted under the 2013 Stock Incentive Plan may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent and distribution following the recipient’s death, and may be exercised during the lifetime of the award recipient, only by the award recipient. Each award holder may, from time to time, on a form approved by the Committee name any beneficiary or beneficiaries who shall be permitted to exercise his or her stock option or SAR or to whom any benefit under the 2013 Stock Incentive Plan is to be paid in case of the participant’s death before he or she fully exercises his or her stock option or SAR or receives any or all of such benefit.

Effectiveness.  The 2013 Stock Incentive Plan, as amended, became effective on August 4, 2013 and was assumed by us on December 4, 2015.

Federal Income Tax Consequences.  The following is a discussion of certain U.S. federal income tax consequences relevant to participants in the 2013 Stock Incentive Plan who are subject to federal income tax and the Company. It is not intended to be a complete description of all possible tax consequences with respect to awards granted under the 2013 Stock Incentive Plan and does not address state, local or foreign tax consequences.

A participant who is granted a nonqualified stock option will not recognize income at the time the option is granted. Upon the exercise of the option, however, the excess, if any, of the fair market value of the stock on the date of exercise over the option price will be treated as ordinary income to the participant, and the Company will generally be entitled to an income tax deduction in the same year in an amount measured by the amount of ordinary income taxable to the participant. The participant will be entitled to a cost basis for the stock for income tax purposes equal to the amount paid for the stock plus the amount of ordinary income taxable at the time of exercise. Upon a subsequent sale of such stock, the participant will recognize short-term or long-term capital gain or loss, depending upon his or her holding period for such stock.

Upon exercise of a SAR, a participant will recognize taxable income in the amount of the aggregate cash received. A participant who is granted unrestricted shares will recognize ordinary income in the year of grant equal to the fair market value of the shares received. In either such case, the Company will generally be entitled to an income tax deduction in the amount of such income recognized by the participant.

A participant will not recognize any income at the time an award of restricted stock, restricted stock units or other stock-based award is granted, nor will the Company be entitled to a deduction at that time. In the year in which restrictions on shares of restricted stock lapse, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of vesting over the amount, if any, the participant paid for the shares. A participant may, however, elect within 30 days after receiving an award of restricted stock to recognize ordinary income in the year of receipt of the award, instead of the year of vesting, equal to the excess of the fair market value of the shares on the date of receipt over the amount, if any, the participant paid for the shares. Similarly, upon the vesting of restricted stock units, the participant will recognize ordinary income in an amount equal to the fair market value of the shares received. With respect to awards of restricted stock, restricted stock units and other stock-based awards, the Company will generally be entitled to a tax deduction at the same time and in the same amount as the participant recognizes income.

With respect to cash-based awards, the participant generally will recognize ordinary income, and we will generally receive a corresponding tax deduction, at the time the cash is paid.

The Company generally will be entitled to a deduction for federal income tax purposes as described above with respect to each type of award. However, for certain covered employees (generally including our named executive officers), Section 162(m) of the Code limits the amount of compensation otherwise deductible by the Company for such year to $1,000,000 for each such individual.

New and Existing Plan Benefits

The amounts that will be received by participants in the future under the 2013 Stock Incentive Plan are not yet determinable, as awards are at the discretion of the Committee.

The following table contains information regarding the number of shares subject to all options and other equity awards granted under the 2013 Stock Incentive Plan since its adoption in 2013 through December 31, 2019.

	# of Shares Covered	# of Shares Covered
	by Options and	by Other
Name & Principal Position	SARs(1)	Awards(1)(2)
Karen Murray Former Chief Executive Officer	-	575,000
Peter Lops Former Chief Financial Officer	-	275,000
Martha Stewart Former Chief Creative Officer, Director	-	300,000
Chad Wagenheim President	-	587,500
Andrew Cooper Former President	-	550,000
All Current Executive Officers as a Group	-	609,500
All Current Non-Employee Members of the Board as a Group	-	961,103
All Current Employees as a Group (Excluding Executive Officers and Board Members)	22,500	1,274,486

(1)

Reflects all awards previously granted under the 2013 Stock Incentive Plan to each specified individual or group, without regard to whether or the extent to which such awards subsequently were vested or forfeited, as well as currently unvested awards.

(2)	Includes outstanding PSUs assuming maximum performance levels are achieved.

Equity Compensation Plan Information

The table below sets forth the information regarding our equity compensation plans as of December 31, 2019, without regard to the proposed amendment to the 2013 Stock Incentive Plan described in Proposal No. 4:

Number of securities
remaining available for
	Number of securities to	Weighted-average	future issuance under
	be issued upon exercise of	exercise price of	equity compensation plans
	outstanding options,	outstanding options,	(excluding securities
Plan category	warrants and rights	warrants and rights	reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders (1)	229,501	$12.68	—
Equity compensation plans not approved by security holders	—	N/A	N/A
Total	229,501		—

(1)

Consists of options to purchase our common stock issued under our 2005 Stock Incentive Plan (the “2005 Stock Incentive Plan”) and the Sequential Brands Group, Inc. 2013 Stock Incentive Compensation Plan (the "2013 Stock Incentive Plan"). The 2005 Stock Incentive Plan was replaced by the 2013 Stock Incentive Plan. No new grants were granted under the 2005 Stock Incentive Plan since August 2013, when the 2013 Stock Incentive Plan came into effect. For a description of our 2013 Stock Incentive Plan, see Note 14 to our consolidated financial statements.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
THAT YOU VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE SEQUENTIAL BRANDS
GROUP, INC. 2013 STOCK INCENTIVE COMPENSATION PLAN TO INCREASE THE NUMBER OF
SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE THEREUNDER BY 2,500,000 SHARES

OTHER PROPOSALS

As of the date of this Proxy Statement, we are not aware of any other matters that may be presented for action at the Annual Meeting and we do not intend to bring any other matters before the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the persons named in the accompanying proxy will, in the absence of contrary instructions, have discretionary authority to vote the shares represented by such proxy according to their best judgment.

STOCKHOLDER PROPOSALS FOR THE 2021 ANNUAL MEETING

Stockholder proposals intended to be included in our proxy statement under Rule 14a‑8 under the Exchange Act and voted on at our 2021 annual meeting of stockholders must be received at our corporate headquarters at Sequential Brands Group, Inc., 601 West 26th Street, 9th Floor, New York, New York 10001, on or before the close of business on December 25, 2020. Applicable SEC rules and regulations govern the submission of stockholder proposals and our consideration of them for inclusion in the 2021 notice of annual meeting of stockholders and the 2021 proxy statement.

Pursuant to the Bylaws and applicable SEC rules and regulations, in order for any business not included in the proxy statement for the 2021 annual meeting of stockholders to be brought before such meeting by a stockholder entitled to vote at the meeting, the stockholder must give timely notice to us at our principal offices no earlier than the close of business on February 5, 2021 (120 days prior to June 5, 2021, the one year anniversary of the Annual Meeting) and no later than the close of business on March 7, 2021 (90 days prior to June 5, 2021). However, if the date of the 2021 annual meeting is more than 30 days before or more than 60 days after the one year anniversary of the Annual Meeting, notice to be timely must be so delivered not earlier than the close of business on the 120th day before the 2021 annual meeting and not later than the close of business on the later of the 90th day before the 2021 annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. The notice must contain the information required by the Bylaws. The foregoing Bylaws provisions do not affect a stockholder’s ability to request inclusion of a proposal in our proxy statement within the procedures and deadlines set forth in Rule 14a‑8 of the SEC’s proxy rules and referred to in the paragraph above. A proxy may confer discretionary authority to vote on any matter at an annual meeting if we do not receive notice of the matter within the time frames described above.

A copy of the Bylaws is available upon request to: Secretary c/o Sequential Brands Group, Inc., 601 West 26th Street, 9th Floor, New York, New York 10001. The chairperson of the 2021 annual meeting of stockholders may exclude matters that are not properly presented in accordance with these requirements.

ANNUAL REPORT

The 2019 Annual Report, which is not a part of our proxy soliciting materials, is being mailed with this proxy statement to those stockholders that received a copy of the proxy materials in the mail. For those stockholders that received the Notice of Internet Availability of Proxy Materials, this proxy statement and our 2019 Annual Report are available on our website at www.sequentialbrandsgroup.com in the Section titled “Investor Information — SEC Filings.”

Additionally, and in accordance with SEC rules, you may access our proxy statement at www.investorvote.com/SQBG, a “cookie-free” website that does not identify visitors to the site. A copy of the Company’s 2019 Annual Report filed with the SEC will be provided to stockholders without charge upon written request directed to our Secretary at c/o Sequential Brands Group, Inc., 601 West 26th Street, 9th Floor, New York, New York 10001. The Company’s copying costs will be charged if exhibits to the 2019 Annual Report are requested. The Company also makes available on or through our website free of charge our Annual Reports on Form 10‑K, Quarterly Reports on Form 10‑Q, Current Reports on Form 8‑K and all amendments to such reports filed pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after filing.

By Order of the Board of Directors

/s/ William Sweedler
William Sweedler
Chairman of the Board of Directors

New York, New York
April 24, 2020

PLEASE PROMPTLY VOTE. IF YOU HAVE RECEIVED A NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS, YOU SHOULD FOLLOW THE INSTRUCTIONS FOR VOTING PROVIDED IN THAT NOTICE. IF YOU REQUESTED A HARD COPY OF THE PROXY STATEMENT, FILL IN, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ARE A STOCKHOLDER OF RECORD, YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE THE ANNUAL MEETING EITHER BY FILING WITH THE CORPORATE SECRETARY OF SEQUENTIAL BRANDS GROUP, INC., AT OUR PRINCIPAL EXECUTIVE OFFICES, A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE ANNUAL MEETING AND EXPRESSING A DESIRE TO VOTE YOUR SHARES IN PERSON. IF YOU HOLD YOUR SHARES IN STREET NAME, YOU MAY CHANGE YOUR VOTE BY SUBMITTING NEW VOTING INSTRUCTIONS TO YOUR BROKER, BANK OR OTHER NOMINEE. YOU MUST CONTACT YOUR BROKER, BANK OR OTHER NOMINEE TO FIND OUT HOW TO DO SO. ATTENDANCE AT THE ANNUAL MEETING WILL NOT IN AND OF ITSELF REVOKE A PROXY.

THE ANNUAL MEETING WILL BE HELD ON JUNE 5, 2020.

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Reservation Form for Sequential Brands Group, Inc. 2020 Annual Meeting of Stockholders

Stockholders who expect to attend the Annual Meeting on June 5, 2020, at 10:00 a.m. at our corporate headquarters should complete this form and return it to the Secretary, c/o Sequential Brands Group, Inc., 601 West 26th Street, 9th Floor, New York, New York 10001. Please be prepared to show proof of identification at the check-in desk at the meeting. Stockholders holding stock in brokerage accounts will need to bring a copy of a brokerage statement reflecting Sequential Brands Group, Inc. common stock ownership as of April 9, 2020.

Name
(Please Print)

Address
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APPENDIX A

SEQUENTIAL BRANDS GROUP, INC.,
2013 STOCK INCENTIVE COMPENSATION PLAN

(as amended on March 2, 2020, subject to stockholder approval)

1. Establishment; Effective Date; Purposes; and Duration.

(a) Establishment of the Plan; Effective Date.  Sequential Brands Group, Inc., a Delaware corporation (the “Company”), hereby establishes this incentive compensation plan to be known as the “Sequential Brands Group, Inc., 2013 Stock Incentive Compensation Plan,” as set forth in this document (the “Plan”).  The Plan permits the grant of Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Other Stock-Based Awards, Dividend Equivalents and Cash-Based Awards.  The Plan shall become effective upon the date on which the Plan is approved by the Company’s Board of Directors (“Effective Date”).  The Plan shall remain in effect as provided in Section 1(c).

(b) Purposes of the Plan.  The purposes of the Plan are:  (i) to enhance the Company’s and the Affiliates’ ability to attract highly qualified personnel; (ii) to strengthen their retention capabilities; (iii) to enhance the long-term performance and competitiveness of the Company and the Affiliates; and (iv) to align the interests of Plan participants with those of the Company’s shareholders.  To accomplish such purposes, the Plan provides that the Company may grant Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Other Stock-Based Awards, Dividend Equivalents and Cash-Based Awards.

(c) Duration of the Plan.  The Plan shall commence on the Effective Date and shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan at any time pursuant to Section 15, until all Shares subject to it shall have been delivered, and any restrictions on such Shares have lapsed, pursuant to the Plan’s provisions.  However, in no event may an Award be granted under the Plan on or after ten years from the Effective Date.

2. Definitions.

Certain terms used herein have the definitions given to them in the first instance in which they are used.  In addition, for purposes of the Plan, the following terms are defined as set forth below:

(a) “Affiliate” means (i) any Subsidiary; (ii) any Person that directly or indirectly controls, is controlled by or is under common control with the Company; and/or (iii) to the extent provided by the Committee, any Person in which the Company has a significant interest.  The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting or other securities, by contract or otherwise.

(b)  “Applicable Exchange” means the Over the Counter Market or such other securities exchange or inter-dealer quotation system as may at the applicable time be the principal market for the Common Stock.

(c) “Award” means, individually or collectively, a grant under the Plan of Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Other Stock-Based Awards, Dividend Equivalents and Cash-Based Awards.

(d) “Award Agreement” means either: (a) a written agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under the Plan, or (b) a written or electronic statement issued by the Company to a Participant describing the terms and provisions of such Award, including any amendment or modification thereof.  The Committee may provide for the use of electronic, internet or other non-paper

Award Agreements, and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by a Participant.
(e) “Board” or “Board of Directors” means the Board of Directors of the Company.
(f) “Cash-Based Award” means an Award, whose value is determined by the Committee, granted to a Participant, as described in Section 11.

(g) “Cause” means, unless otherwise provided in an Award Agreement, (i) “Cause” as defined in any Individual Agreement to which the applicable Participant is a party, or (ii) if there is no such Individual Agreement or if it does not define Cause:  (A) commission of (1) a felony (or its equivalent in a non-United States jurisdiction) or (2) other conduct of a criminal nature that has or is likely to have a material adverse effect on the reputation or standing in the community of the Company or an Affiliate or that legally prohibits the Participant from working for the Company or any Affiliate; (B) breach by the Participant of a regulatory rule that adversely affects the Participant’s ability to perform the Participant’s duties to the Company and the Subsidiaries and Affiliates; (C) dishonesty in the course of fulfilling the Participant’s employment duties; (D); any material breach by the Participant of any provision of any agreement or understanding between the Company or an Affiliate and the Participant regarding the terms of the Participant’s service as an Employee, Director or Consultant to the Company or an Affiliate, including the willful and continued failure or refusal of the Participant to perform the material duties required of such Participant as an Employee, Director or Consultant of the Company or an Affiliate, other than as a result of having a Disability, or a breach of any applicable invention assignment, confidentiality or other restrictive covenant agreement or similar agreement between the Company or an Affiliate and the Participant (E) any other misconduct by the Participant that is materially injurious to the financial condition or business reputation of, or is otherwise materially injurious to, the Company or an Affiliate; or (F) before a Change in Control, such other events as shall be determined by the Committee and set forth in a Participant’s Award Agreement.

(h) “Change in Control” shall be as defined in an Award Agreement. In the event that an Award Agreement does not define “Change in Control” it shall mean the occurrence of any of the following:

(i) Any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) becomes the beneficial owner (within the meaning of Rule 13d‑3 promulgated under the Exchange Act) of 50% or more of either (A) the then-outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided,  however, that, for purposes of this Section 2(h), the following acquisitions shall not constitute a Change in Control:  (i) any acquisition by the Company, (ii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate or (iii) any acquisition by any corporation pursuant to a transaction that complies with Sections 2(h)(iii)(A), 2(h)(iii)(B) and 2(h)(iii)(C);

(ii) Any time at which individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided,  however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(iii) Consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving the Company or any Affiliate, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any Affiliate (each, a “Business Combination”), in each case unless, following such Business Combination, (A) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business

Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent governing body), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be and (B) at least a majority of the members of the board of directors (or, for a non-corporate entity, equivalent governing body) of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

(iv) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

(i) “Change in Control Price” means the price per share offered in respect of the Common Stock in conjunction with any transaction resulting in a Change in Control on a fully-diluted basis (as determined by the Board or the Committee as constituted before the Change in Control, if any part of the offered price is payable other than in cash) or, in the case of a Change in Control occurring solely by reason of a change in the composition of the Board, the average Fair Market Value of a Share on the 30 trading days immediately preceding the date on which a Change in Control occurs,  provided that if the use of such average Fair Market Value in respect of a particular Award would cause an additional tax to be due and payable by the Participant under Section 409A of the Code, the Board or Committee shall determine the Change in Control Price in respect of such Award in a manner that does not have such result.

(j) “Code” means the Internal Revenue Code of 1986, as it may be amended from time to time, including rules and regulations promulgated thereunder and successor provisions and rules and regulations thereto.

(k) “Committee” means the Compensation Committee of the Board of Directors or a subcommittee thereof, or such other committee designated by the Board to administer the Plan.

(l) “Common Stock” means common stock, par value $0.001 per share, of the Company.  In the event of any adjustment pursuant to Section 4(c), the stock or security resulting from such adjustment shall be deemed to be Common Stock within the meaning of the Plan.

(m) “Consultant” means a consultant, advisor or other independent contractor who is a natural person and performs services for the Company or an Affiliate in a capacity other than as an Employee or Director.

(n) “Director” means any individual who is a member of the Board of Directors of the Company.

(o) “Disability” means (i) “Disability” as defined in the applicable Award Agreement, or any Individual Agreement, to which the Participant is a party, or (ii) if clause (i) does not apply, (A) permanent and total disability as determined under the Company’s, or an Affiliate’s, long-term disability plan applicable to the Participant, or (B) if there is no such plan applicable to the Participant, “disability” as determined by the Committee (in each case, to the extent applicable to any Award, as determined consistent with Section 21(e)(3) or 409A(a)(2)(C) of the Code).

(p) “Disaffiliation” means an Affiliate’s ceasing to be an Affiliate for any reason (including as a result of a public offering, or a spin-off or sale by the Company, of the stock of the Affiliate) or a sale of a division of the Company or an Affiliate.

(q) “Dividend Equivalent” means with respect to an Award in which no dividends are paid with respect to the Shares subject to the Award, a right to receive the equivalent value (in cash or Shares) of dividends that would otherwise be paid on the Shares subject to the Award if such Shares were beneficially owned by the Participant, as provided under Section 10.

(r) “Effective Date” shall have the meaning ascribed to such term in Section 1(a).

(s) “Eligible Individual” means any Employee, Non-Employee Director or Consultant, and any prospective Employee and Consultant who has accepted an offer of employment or consultancy from the Company or any Affiliate.

(t) “Employee” means any person designated as an employee of the Company and/or an Affiliate on the payroll records thereof.  An Employee shall not include any individual during any period he or she is classified or treated by the Company or an Affiliate as an independent contractor, a consultant, or any employee of an employment, consulting, or temporary agency or any other entity other than the Company and/or an Affiliate without regard to whether such individual is subsequently determined to have been, or is subsequently retroactively reclassified as a common-law employee of the Company and/or an Affiliate during such period.  For the avoidance of doubt, a Director who would otherwise be an “Employee” within the meaning of this Section 2(s) shall be considered an Employee for purposes of the Plan.

(u) “Exchange Act” means the Securities Exchange Act of 1934, as it may be amended from time to time, including the rules and regulations promulgated thereunder and successor provisions and rules and regulations thereto.

(v) “Fair Market Value” means, if the Common Stock is listed on a national securities exchange, as of any given date, the closing price for the Common Stock on such date on the Applicable Exchange, or if Shares were not traded on the Applicable Exchange on such measurement date, then on the next preceding date on which Shares are traded, all as reported by such source as the Committee may select.  If the Common Stock is not listed on a national securities exchange, Fair Market Value shall be determined by the Committee in its good faith discretion.

(w) “Fiscal Year” means the calendar year, or such other consecutive twelve-month period as the Committee may select.
(x) “Freestanding SAR” means an SAR that is granted independently of any Options, as described in Section 7.

(y) “Good Reason” means, unless otherwise provided in an Award Agreement, (i) “Good Reason” as defined in any Individual Agreement to which the applicable Participant is a party, or (ii) if there is no such Individual Agreement or if it does not define Good Reason:  (A) a material reduction by the Company or an Affiliate in the Participant’s rate of annual base salary from that in effect immediately prior to the Change in Control; (B) a material reduction by the Company or an Affiliate in the Participant’s annual target bonus opportunity from that in effect immediately prior to the Change in Control; or (C) the Company or an Affiliate requires the Participant to change the Participant’s principal location of work to a location that is in excess of fifty (50) miles from the location thereof immediately prior to the Change in Control.  Notwithstanding the foregoing, a Termination of Service of a Participant for Good Reason shall not have occurred unless (i) the Participant gives written notice to the Company or an Affiliate, as applicable, of Termination of Service within thirty (30) days after the Participant first becomes aware of the occurrence of the circumstances constituting Good Reason, specifying in reasonable detail the circumstances constituting Good Reason, and (ii) the Company or the Affiliate, as the case may be, has failed within thirty (30) days after receipt of such notice to cure the circumstances constituting Good Reason.

(z) “Grant Date” means the later of:  (i) the date on which the Committee (or its designee) by resolution, written consent or other appropriate action selects an Eligible Individual to receive a grant of an Award, determines the number of Shares or other amount to be subject to such Award and, if applicable, determines the Option Price or Grant Price of such Award, provided that as soon reasonably practical thereafter the Committee (or its designee) both notifies the Eligible Individual of the Award and enters into an Award Agreement with the Eligible Individual, or (ii) the date designated as the “grant date” in an Award Agreement.

(aa) “Grant Price” means the price established as of the Grant Date of an SAR pursuant to Section 7 used to determine whether there is any payment due upon exercise of the SAR.

(bb) “Individual Agreement” means an employment, change of control, consulting or similar agreement between a Participant and the Company or an Affiliate that is in effect as of the Grant Date of an Award hereunder.

(cc) “Insider” means an individual who is, on the relevant date, an officer, director or ten percent (10%) beneficial owner (within the meaning of Rule 13d‑3 promulgated under the Exchange Act) of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined by the Committee in accordance with Section 16 of the Exchange Act.

(dd) “New Employer” means, after a Change in Control, a Participant’s employer, or any direct or indirect parent or any direct or indirect majority-owned subsidiary of such employer.
(ee) “Non-Employee Director” means a Director who is not an Employee.

(ff)  “Nonqualified Stock Option” or “NQSO” means a right to purchase Shares under the Plan in accordance with the terms and conditions set forth in Section 6 and which is not intended to meet the requirements of Section 422 of the Code or otherwise does not meet such requirements.

(gg) “Notice” means notice provided by a Participant to the Company in a manner prescribed by the Committee.
(hh) “Option” or “Stock Option” means a Nonqualified Stock Option, as described in Section 6.
(ii) “Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.

(jj) “Other Stock-Based Award” means an equity-based or equity-related Award, other than an Option, SAR, Restricted Stock, Restricted Stock Unit or Dividend Equivalent, granted in accordance with the terms and conditions set forth in Section 9.

(kk) “Participant” means any eligible individual as set forth in Section 5 who holds one or more outstanding Awards.

(ll)  “Period of Restriction” means the period of time during which Shares of Restricted Stock or Restricted Stock Units are subject to a substantial risk of forfeiture and/or other restrictions, or, as applicable, the period of time within which performance is measured for purposes of determining whether such an Award has been earned, and, in the case of Restricted Stock, the transfer of Shares of Restricted Stock is limited in some way, in each case in accordance with Section 8.

(mm) “Prior Plan” the Company’s 2005 Stock and Incentive Plan.
(nn) “Restricted Stock” means an Award of Shares granted to a Participant, subject to the applicable Period of Restriction, pursuant to Section 8.
(oo) “Restricted Stock Unit” means an unfunded and unsecured promise to deliver Shares or cash, subject to the applicable Period of Restriction, granted pursuant to Section 8.

(pp) “Retirement” means, unless otherwise determined by the Committee, an Employee’s retirement from active employment with the Company or an Affiliate at or after age 65 or after attainment of both age 55 and ten years of continuous service as an Employee.

(qq) “Rule 16b-3” means Rule 16b-3 under the Exchange Act, or any successor rule, as the same may be amended from time to time.
(rr) “SEC” means the Securities and Exchange Commission.

(ss) “Securities Act” means the Securities Act of 1933, as it may be amended from time to time, including the rules and regulations promulgated thereunder and successor provisions and rules and regulations thereto.

(tt) “Share” means a share of Common Stock (including any new, additional or different stock or securities resulting from any change in corporate capitalization as listed in Section 4(c)).

(uu) “Stock Appreciation Right” or “SAR” means an Award, granted alone (a “Freestanding SAR”) or in connection with a related Option (a “Tandem SAR”), designated as an SAR, pursuant to the terms of Section 7.

(vv) “Subsidiary” means any present or future corporation which is or would be a “subsidiary corporation” of the Company as the term is defined in Section 424(f) of the Code.

(ww) “Substitute Awards” means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, options or other awards previously granted, or the right or obligation to grant future options or other awards, by a company acquired by the Company and/or an Affiliate or with which the Company and/or an Affiliate combines, or otherwise in connection with any merger, consolidation, acquisition of property or stock, or reorganization involving the Company or an Affiliate, including a transaction described in Code Section 424(a) or Awards granted or Shares issued by the Company in substitution or exchange of an award previously granted by the Company.

(xx) “Termination of Service” means the termination of the applicable Participant’s employment with, or performance of services for, the Company or any Affiliate under any circumstances.  Unless otherwise determined by the Committee, a Termination of Service shall not be considered to have occurred in the case of:  (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Committee, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to an applicable Company or Affiliate policy adopted from time to time; (iv) changes in status from Director to advisory director or emeritus status; or (v) transfers between locations of the Company or between or among the Company and/or an Affiliate or Affiliates.  Changes in status between service as an Employee, Director, and a Consultant will not constitute a Termination of Service if the individual continues to perform bona fide services for the Company or an Affiliate.  A Participant employed by, or performing services for, an Affiliate or a division of the Company or of an Affiliate shall be deemed to incur a Termination of Service if, as a result of a Disaffiliation, such Affiliate or division ceases to be an Affiliate or such a division, as the case may be, and the Participant does not immediately thereafter become an employee of, or service provider for, the Company or another Affiliate. The Committee shall have the discretion to determine whether and to what extent the vesting of any Awards shall be tolled during any paid or unpaid leave of absence; provided,  however, that, in the absence of such determination, vesting for all Awards shall be tolled during any such unpaid leave (but not for a paid leave).

3. Administration.

(a) General.  The Committee shall have exclusive authority to operate, manage and administer the Plan in accordance with its terms and conditions.  Notwithstanding the foregoing, in its absolute discretion, the Board may at any time and from time to time exercise any and all rights, duties and responsibilities of the Committee under the Plan, including establishing procedures to be followed by the Committee, but excluding matters which under any applicable law, regulation or rule, including any exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3), are required to be determined in the sole discretion of the Committee.  If and to the extent that the Committee does not exist or cannot function, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee, subject to the limitations set forth in the immediately preceding sentence.

(b) Committee.  The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors.  Unless otherwise determined by the Board, the Committee shall consist of not less than two (2) non-employee members of the Board, each of whom satisfies such criteria of independence as the Board may establish and such additional regulatory or listing requirements as the Board may determine to be applicable or appropriate.  Appointment of Committee members shall be effective upon their acceptance of such appointment.  Committee members may be removed by the Board at any time either with or without cause, and such members may resign at any time by delivering notice thereof to the Board.  Any vacancy on the Committee, whether due to action of the Board or any other reason, shall be filled by the Board.  The Committee shall keep minutes of its meetings.  A majority of the Committee shall constitute a quorum and a majority of a quorum may authorize any action.  Any decision reduced to writing and signed by a majority of the members of the Committee shall be fully effective as if it has been made at a meeting duly held.

(c) Authority of the Committee.  The Committee shall have full discretionary authority to grant, pursuant to the terms of the Plan, Awards to those individuals who are eligible to receive Awards under the Plan.  Except as limited by law or by the Certificate of Incorporation or By-Laws of the Company, and subject to the provisions herein, the Committee shall have full power, in accordance with the other terms and provisions of the Plan, to:

(i) select Eligible Individuals who may receive Awards under the Plan and become Participants;
(ii) determine eligibility for participation in the Plan and decide all questions concerning eligibility for, and the amount of, Awards under the Plan;
(iii) determine the sizes and types of Awards;
(iv) determine the terms and conditions of Awards, including the Option Prices of Options and the Grant Prices of SARs;

(v) grant Awards as an alternative to, or as the form of payment for grants or rights earned or payable under, other bonus or compensation plans, arrangements or policies of the Company or an Affiliate;

(vi) grant Substitute Awards on such terms and conditions as the Committee may prescribe, subject to compliance with the nonqualified deferred compensation rules under Code Section 409A, where applicable;

(vii) make all determinations under the Plan concerning Termination of Service of any Participant’s employment or service with the Company or an Affiliate, including whether such Termination of Service occurs by reason of Cause, Good Reason, Disability, Retirement or in connection with a Change in Control, and whether a leave constitutes a Termination of Service;

(viii) determine whether a Change in Control shall have occurred;
(ix) construe and interpret the Plan and any agreement or instrument entered into under the Plan, including any Award Agreement;
(x) establish and administer any terms, conditions, restrictions, limitations, forfeiture, vesting or exercise schedule, and other provisions of or relating to any Award;

(xi) establish and administer any performance goals in connection with any Awards, including related performance goals and performance measures or other performance criteria and applicable performance periods, determine the extent to which any performance goals and/or other terms and conditions of an Award are attained or are not attained, and certify whether, and to what extent, any such performance goals and other material terms applicable to any Award were in fact satisfied;

(xii) construe any ambiguous provisions, correct any defects, supply any omissions and reconcile any inconsistencies in the Plan and/or any Award Agreement or any other instrument relating to any Awards;

(xiii) establish, adopt, amend, waive and/or rescind rules, regulations, procedures, guidelines, forms and/or instruments for the Plan’s operation or administration;
(xiv) make all valuation determinations relating to Awards and the payment or settlement thereof;

(xv) grant waivers of terms, conditions, restrictions and limitations under the Plan or applicable to any Award, or accelerate the vesting or exercisability of any Award;
(xvi) amend or adjust the terms and conditions of any outstanding Award and/or adjust the number and/or class of shares of stock subject to any outstanding Award;

(xvii) at any time and from time to time after the granting of an Award, specify such additional terms, conditions and restrictions with respect to such Award as may be deemed necessary or appropriate to ensure compliance with any and all applicable laws or rules, including terms, restrictions and conditions for compliance with applicable securities laws or listing rules, methods of withholding or providing for the payment of required taxes and restrictions regarding a Participant’s ability to exercise Options through a cashless (broker-assisted) exercise;

(xviii) establish any “blackout” period that the Committee in its sole discretion deems necessary or advisable; and

(xix) exercise all such other authorities, take all such other actions and make all such other determinations as it deems necessary or advisable for the proper operation and/or administration of the Plan.

(d) Award Agreements.  The Committee shall, subject to applicable laws and rules, determine the date an Award is granted.  Each Award shall be evidenced by an Award Agreement; however, two or more Awards granted to a single Participant may be combined in a single Award Agreement.  An Award Agreement shall not be a precondition to the granting of an Award; provided,  however, that (i) the Committee may, but need not, require as a condition to any Award Agreement’s effectiveness, that such Award Agreement be executed on behalf of the Company and/or by the Participant to whom the Award evidenced thereby shall have been granted (including by electronic signature or other electronic indication of acceptance), and such executed Award Agreement be delivered to the Company, and (ii) no person shall have any rights under any Award unless and until the Participant to whom such Award shall have been granted has complied with the applicable terms and conditions of the Award.  The Committee shall prescribe the form of all Award Agreements, and, subject to the terms and conditions of the Plan, shall determine the content of all Award Agreements.  Subject to the other provisions of the Plan, any Award Agreement may be supplemented or amended in writing from time to time as approved by the Committee; provided that the terms and conditions of any such Award Agreement as supplemented or amended are not inconsistent with the provisions of the Plan.  In the event of any dispute or discrepancy concerning the terms of an Award, the records of the Committee or its designee shall be determinative.

(e) Discretionary Authority; Decisions Binding.  The Committee shall have full discretionary authority in all matters related to the discharge of its responsibilities and the exercise of its authority under the Plan.  All determinations, decisions, actions and interpretations by the Committee with respect to the Plan and any Award Agreement, and all related orders and resolutions of the Committee shall be final, conclusive and binding on all Participants, the Company and its stockholders, any Affiliate and all persons having or claiming to have any right or interest in or under the Plan and/or any Award Agreement.  The Committee shall consider such factors as it deems relevant to making or taking such decisions, determinations, actions and interpretations, including the recommendations or advice of any Director or officer or employee of the Company, any director, officer or employee of an Affiliate and such attorneys, consultants and accountants as the Committee may select.  A Participant or other holder of an Award may contest a decision or action by the Committee with respect to such person or Award only on the grounds that such decision or action was arbitrary or capricious or was unlawful, and any review of such decision or action shall be limited to determining whether the Committee’s decision or action was arbitrary or capricious or was unlawful.

(f) Attorneys; Consultants.  The Committee may consult with counsel who may be counsel to the Company.  The Committee may, with the approval of the Board, employ such other attorneys and/or consultants, accountants, appraisers, brokers, agents and other persons, any of whom may be an Eligible Individual, as the Committee deems necessary or appropriate.  The Committee, the Company and its officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons.  The Committee shall not incur any liability for any action taken in good faith in reliance upon the advice of such counsel or other persons.

(g) Delegation of Administration.  Except to the extent prohibited by applicable law, including any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3), or the applicable rules of a stock exchange, the Committee may, in its discretion, allocate all or any portion of its responsibilities and powers under this Section 3 to any one or more of its members and/or delegate all or any part of its responsibilities and powers under this Section 3 to any person or persons selected by it; provided,  however, that the Committee may not (i) delegate to any executive officer of the Company or an Affiliate, or a committee that includes any such executive officer, the Committee’s authority to grant Awards, or the Committee’s authority otherwise concerning Awards, awarded to executive officers of the Company or an Affiliate; (ii) delegate the Committee’s authority to grant Awards to consultants unless any such Award is subject to approval by the Committee; or (iii) delegate its authority to correct defects, omissions or inconsistencies in the Plan.  Any such authority delegated or allocated by the Committee under this Section 3(g) shall be exercised in accordance with the terms and conditions of the Plan and any rules, regulations or administrative guidelines that may from time to time be established by the Committee, and any such allocation or delegation may be revoked by the Committee at any time.

4. Shares Subject To The Plan.

(a) Number of Shares Available for Issuance.  The shares of stock subject to Awards granted under the Plan shall be Shares.  Such Shares subject to the Plan may be authorized and unissued shares (which will not be subject to preemptive rights), Shares held in treasury by the Company, Shares purchased on the open market or by private purchase or any combination of the foregoing.  Subject to adjustment as provided in Section 4(c), the total number of Shares that may be issued pursuant to Awards under the Plan shall be 8,500,000 Shares.  From and after the Effective Date, no further grants or awards shall be made under the Prior Plan; however, grants or awards made under the Prior Plan before the Effective Date shall continue in effect in accordance with their terms.

(b) Rules for Calculating Shares Issued.

(i) For purposes of this Section 4, the number of Shares available for issuance under the Plan shall be reduced by one (1) Share for each Share issued pursuant to the exercise to an Option, SAR, Restricted Stock Award, Restricted Stock Unit Award, Other Stock-Based Award or Dividend Equivalent Award.

(ii) Shares underlying Awards that are (x) forfeited (including any Shares subject to an Award (or any such other award) that are repurchased by the Company due to failure to meet any applicable condition), cancelled, terminated or expire unexercised, or (y) settled in cash in lieu of issuance of Shares shall be available for issuance pursuant to future Awards, to the extent that such Shares are forfeited, repurchased or not issued under any such Award.

(iii) Any Shares tendered to pay the Option Price of an Option or other purchase price of an Award, or withholding tax obligations with respect to an Award, shall be available for issuance pursuant to future Awards.

(iv) If any Shares subject to an Award are not delivered to a Participant because (A) such Shares are withheld to pay the Option Price or other purchase price of such Award, or withholding tax obligations with respect to such Award (or other award) or (B) a payment upon exercise of a Stock Appreciation Right is made in Shares, the number of Shares subject to the exercised or purchased portion of any such Award that are not delivered to the Participant shall be available for issuance pursuant to future Awards.

(c) Adjustment Provisions.  Notwithstanding any other provisions of the Plan to the contrary, in the event of (i) any dividend (excluding any ordinary dividend) or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to acquire Shares or other securities of the Company, or other similar corporate transaction or event (including a Change in Control) that affects the shares of Common Stock, or (ii) any unusual or nonrecurring events (including a Change in Control) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation system, accounting principles or law, such that in either case an adjustment is determined by the

Committee in its sole discretion to be necessary or appropriate, then the Committee shall make any such adjustments in such manner as it may deem equitable, including any or all of the following:

(i) adjusting any or all of (A) the number of Shares or other securities of the Company (or number and kind of other securities or other property) that may be delivered in respect of Awards or with respect to which Awards may be granted under the Plan and (B) the terms of any outstanding Award, including (1) the number of Shares or other securities of the Company (or number and kind of other securities or other property) subject to outstanding Awards or to which outstanding Awards relate, (2) the Option Price or Grant Price with respect to any Award or (3) any applicable performance measures;

(ii) providing for a substitution or assumption of Awards, accelerating the exercisability of, lapse of restrictions (including any Period of Restriction) on, or termination of, Awards or providing for a period of time for exercise prior to the occurrence of such event; and

(iii) cancelling any one or more outstanding Awards and causing to be paid to the holders thereof, in cash, Shares, other securities or other property, or any combination thereof, the value of such Awards, if any, as determined by the Committee (which, if applicable, may be based upon the price per Share received or to be received by other stockholders of the Company in such event), including, in the case of an outstanding Option or SAR, a cash payment in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Committee) of the Shares subject to such Option or SAR over the aggregate Option Price or Grant Price of such Option or SAR, respectively (it being understood that, in such event, any Option or SAR having a per share Option Price or Grant Price equal to, or in excess of, the Fair Market Value of a Share may be canceled and terminated without any payment or consideration therefor);

provided,  however, that in the case of any “equity restructuring” (within the meaning of Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation — Stock Compensation (or any successor pronouncement)), the Committee shall make an equitable or proportionate adjustment to outstanding Awards to reflect such equity restructuring.  The Committee shall determine any adjustment pursuant to this Section 4(c):  (i) after taking into account, among other things, to the extent applicable, the provisions of the Code and (ii) subject to Section 16(f)(vi). Any adjustments under this Section 4(c) shall be made in a manner that does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act, to the extent applicable.  Any actions or determinations of the Committee under this Section 4(c) need not be uniform as to all outstanding Awards, nor treat all Participants identically.  All determinations of the Committee as to adjustments, if any, under this Section 4(c) shall be conclusive and binding for all purposes.

(d) No Limitation on Corporate Actions.  The existence of the Plan and any Awards granted hereunder shall not affect in any way the right or power of the Company or any Affiliate to make or authorize any adjustment, recapitalization, reorganization or other change in its capital structure or business structure, any merger or consolidation, any issuance of debt, preferred or prior preference stock ahead of or affecting the Shares, additional shares of capital stock or other securities or subscription rights thereto, any dissolution or liquidation, any sale or transfer of all or part of its assets or business or any other corporate act or proceeding.

5. Eligibility and Participation.
(a) Eligibility. Eligible Individuals shall be eligible to become Participants and receive Awards in accordance with the terms and conditions of the Plan.

(b) Actual Participation.  Subject to the provisions of the Plan, the Committee may, from time to time, select Participants from all Eligible Individuals and shall determine the nature and amount of each Award.

6. Stock Options.

(a) Grant of Options.  Subject to the terms and provisions of the Plan, Options in the form of Nonqualified Stock Options may be granted to Participants in such number (subject to Section 4), and upon such terms, and at any time and from time to time as shall be determined by the Committee.  The Committee may grant an Option or provide for the grant of an Option, either from time to time in the discretion of the Committee or automatically upon the occurrence of specified events, including the achievement of performance goals, the satisfaction of an event or condition within the control of the recipient of the Option or within the control of others.

(b) Award Agreement.  Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the maximum duration of the Option, the number of Shares to which the Option pertains, the conditions upon which the Option shall become exercisable and such other provisions as the Committee shall determine, which are not inconsistent with the terms of the Plan.

(c) Option Price.  The Option Price for each Option shall be determined by the Committee and set forth in the Award Agreement; provided that the Option Price of an Option shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date of such Option; provided further, that Substitute Awards or Awards granted in connection with an adjustment provided for in Section 4(c), in the form of stock options, shall have an Option Price per Share that is intended to maintain the economic value of the Award that was replaced or adjusted, as determined by the Committee.

(d) Duration of Options. Each Option granted to a Participant shall expire at such time as the Committee shall determine as of the Grant Date and set forth in the Award Agreement.

(e) Exercise of Options.  Options shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance determine and set forth in the Award Agreement, which need not be the same for each grant or for each Option or Participant.  The Committee, in its discretion, may allow a Participant to exercise an Option that has not otherwise become exercisable pursuant to the applicable Award Agreement, in which case the Shares then issued shall be Shares of Restricted Stock having a Period of Restriction analogous to the exercisability provisions of the Option.  In the event that any portion of an exercisable Option is scheduled to expire or terminate pursuant to the Plan or the applicable Award Agreement (other than due to Termination of Service for Cause) and both (x) the date on which such portion of the Option is scheduled to expire or terminate falls during a Company blackout trading period applicable to the Participant (whether such period is imposed at the election of the Company or is required by applicable law to be imposed) and (y) the Option Price per Share of such portion of the Option is less than the Fair Market Value of a Share, then on the date that such portion of the Option is scheduled to expire or terminate, such portion of the Option (to the extent not previously exercised by the Participant) shall be automatically exercised on behalf of the Participant through a “net exercise” (as described in Section 6(f)(iii)) and minimum withholding taxes due (if any) upon such automatic exercise shall be satisfied by withholding of Shares (as described in Section 16(b)(i)). The period of time over which a Nonqualified Stock Option may be exercised shall be automatically extended if on the scheduled expiration date or termination date (other than due to Termination of Service for Cause) of such Option the Participant’s exercise of such Option would violate an applicable law (except under circumstances described in the preceding sentence); provided,  however, that during such extended exercise period the Option may only be exercised to the extent the Option was exercisable in accordance with its terms immediately prior to such scheduled expiration date or termination date; provided further,  however, that such extended exercise period shall end not later than thirty (30) days after the exercise of such Option first would no longer violate such law.

(f) Payment.  Options shall be exercised by the delivery of a written notice of exercise to the Company, in a form specified or accepted by the Committee, or by complying with any alternative exercise procedures that may be authorized by the Committee, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for such Shares, which shall include applicable taxes, if any, in accordance with Section 16.  The Option Price upon exercise of any Option shall be payable to the Company in full by cash, check or such cash equivalent as the Committee may accept.  If approved by the Committee, and subject to any such terms, conditions and limitations as the Committee may prescribe and to the extent permitted by applicable law, payment of the Option Price, in full or in part, may also be made as follows:

(i) Payment may be made in the form of unrestricted and unencumbered Shares (by actual delivery of such Shares or by attestation) already owned by the Participant exercising such Option, or by such Participant and his or her spouse jointly  (based on the Fair Market Value of the Common Stock on the date the Option is exercised); provided,  however, that such already owned Shares must have been either previously acquired by the Participant on the open market or held by the Participant for at least six (6) months at the time of exercise (or meet any such other requirements as the Committee may determine are necessary in order to avoid an accounting earnings charge on account of the use of such Shares to pay the Option Price).

(ii) Payment may be made by means of a broker-assisted “cashless exercise”  pursuant to which a Participant may elect to deliver a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of Share sale or loan proceeds necessary to pay the Option Price, and, if requested, the amount of any federal, state, local or non-United States withholding taxes.

(iii) Payment may be made by a “net exercise” pursuant to which the Participant instructs the Company to withhold a number of Shares otherwise deliverable to the Participant upon such exercise of the Option having an aggregate Fair Market Value on the date of exercise equal to the product of:  (i) the Option Price multiplied by (ii) the number of Shares in respect of which the Option shall have been exercised, increased by the amount of any applicable withholding taxes.

(iv) Payment may be made by any other method approved or accepted by the Committee in its discretion.

Subject to any governing rules or regulations, as soon as practicable after receipt of a written notification of exercise and full payment in accordance with the preceding provisions of this Section 6(f) and satisfaction of tax obligations in accordance with Section 16, the Company shall deliver to the Participant exercising an Option, in the Participant’s name, evidence of book entry Shares, or, upon the Participant’s request, Share certificates, in an appropriate amount based upon the number of Shares purchased under the Option, subject to Section 19.  Unless otherwise determined by the Committee, all payments under all of the methods described above shall be paid in United States dollars.

(g) Rights as a Stockholder.  No Participant or other person shall become the beneficial owner of any Shares subject to an Option, nor have any rights to dividends or other rights of a stockholder with respect to any such Shares, until the Participant has actually received such Shares following exercise of his or her Option in accordance with the provisions of the Plan and the applicable Award Agreement.

(h)Termination of Service.  The Committee may establish and set forth in the applicable Award Agreement the terms and conditions on which an Option shall remain exercisable, if at all, upon a Participant’s Termination of Service.  The Committee may waive or modify these provisions at any time.  To the extent that a Participant is not entitled to exercise an Option at the date of his or her Termination of Service, or if the Participant (or other person entitled to exercise the Option) does not exercise the Option to the extent so entitled within the time period specified in the Award Agreement or below (as applicable), effective as of the date of such Termination of Service or expiration of such time period (as applicable), the Option shall terminate and cease to be exercisable, except as otherwise provided by Section 6(e).  Notwithstanding the foregoing provisions of this Section 6(h) to the contrary, the Committee may determine in its discretion that an Option may be exercised following any such Termination of Service, whether or not exercisable at the time of such Termination of Service.  Subject to the last sentence of this Section 6(h), a Participant’s Option shall be forfeited upon his or her Termination of Service, except as set forth below:

(i) Death.  Upon a Participant’s Termination of Service by reason of death, any Option held by such Participant that was exercisable immediately before such Termination of Service may be exercised at any time until the earlier of (A) the first (1st) anniversary of the date of such death and (B) the expiration date of such Option specified in the applicable Award Agreement.

(ii) Disability.   Upon a Participant’s Termination of Service by reason of Disability, any Option held by such Participant that was exercisable immediately before such Termination of Service may be exercised at any time until the earlier of (A) the third (3rd) anniversary of such Termination of Service and (B) the expiration date of such Option specified in the applicable Award Agreement.

(iii) Retirement.  Upon a Participant’s Termination of Service by reason of Retirement, any Option held by such Participant that was exercisable immediately before such Termination of Service may be exercised at any time until the earlier of (A) the fifth (5th) anniversary of such Termination of Service and (B) the expiration date of such Option specified in the applicable Award Agreement.

(iv) Cause. Upon a Participant’s Termination of Service for Cause, any Option held by such Participant shall be forfeited, effective as of such Termination of Service.

(v) Without Cause; Good Reason.  Upon a Participant’s Termination of Service on account of a resignation for Good Reason or by the Company other than for death, Disability, Retirement or for Cause, any Option held by such Participant that was exercisable immediately before such Termination of Service may be exercised at any time until the earlier of (A) the ninetieth (90th) day following such Termination of Service and (B) the expiration date of such Option specified in the applicable Award Agreement.

(vi) Death after Termination of Service.  Notwithstanding the above provisions of this Section 6(h), if a Participant dies after such Participant’s Termination of Service, but while his or her Option remains exercisable as set forth above, such Option may be exercised at any time until the later of (A) the earlier of (1) the first anniversary of the date of such death and (2) the expiration date of such Option specified in the applicable Award Agreement, and (B) the last date on which such Option would have been exercisable, absent this Section 6(h)(vi).

Notwithstanding the foregoing provisions of this Section 6(h), the Committee shall have the power, in its discretion, to apply different rules concerning the consequences of a Termination of Service; provided,  however, that such rules shall be set forth in the applicable Award Agreement.

7. Stock Appreciation Rights.

(a) Grant of SARs.  Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee.  The Committee may grant an SAR (i) in connection with, and at the Grant Date of, a related Option (a “Tandem SAR”), or (ii) independent of, and unrelated to, an Option (a “Freestanding SAR”).  The Committee shall have complete discretion in determining the number of Shares to which a SAR pertains (subject to Section 4) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to any SAR.

(b) Grant Price.  The Grant Price for each SAR shall be determined by the Committee and set forth in the Award Agreement, subject to the limitations of this Section 7(b).  The Grant Price for each Freestanding SAR shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date of such Freestanding SAR, except in the case of Substitute Awards or Awards granted in connection with an adjustment provided for in Section 4(c).  The Grant Price of a Tandem SAR shall be equal to the Option Price of the related Option.

(c) Exercise of Tandem SARs.  Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option.  A Tandem SAR shall be exercisable only when and to the extent the related Option is exercisable and may be exercised only with respect to the Shares for which the related Option is then exercisable.  A Tandem SAR shall entitle a Participant to elect, in the manner set forth in the Plan and the applicable Award Agreement, in lieu of exercising his or her unexercised related Option for all or a portion of the Shares for which such Option is then exercisable pursuant to its terms, to surrender such Option to the Company with respect to any or all of such Shares and to receive from the Company in exchange therefor a payment described in Section 7(g).  An Option with respect to which a Participant has elected to exercise a Tandem SAR shall, to the extent of the Shares covered by such exercise, be canceled automatically and surrendered to the Company.  Such Option shall thereafter remain exercisable according to its terms only with respect to the number of Shares as to which it would otherwise be exercisable, less the number of Shares with respect to which such Tandem SAR has been so exercised.

(d) Exercise of Freestanding SARs.  Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, in accordance with the Plan, determines and sets forth in the Award Agreement. In the event that any portion of an exercisable Freestanding SAR is scheduled to expire or terminate pursuant to the Plan or the applicable Award Agreement (other than due to Termination of Service for Cause) and both (x) the date on which such portion of the SAR is scheduled to expire or terminate falls during a Company blackout trading period applicable to the Participant (whether such period is imposed at the election of the Company or is required by applicable law to be imposed) that would otherwise prohibit exercise of such portion of the SAR and (y) the Grant Price per Share of such portion of the SAR is less than the Fair Market Value of a Share, then on the date that such portion of the SAR is scheduled to expire or terminate, such portion of the SAR (to the extent not previously exercised by the Participant) shall be automatically exercised on behalf of the Participant and minimum withholding taxes due (if any) upon such automatic exercise shall be satisfied by withholding of Shares (as described in Section 16(b)(i)). The period of time over which a Freestanding SAR may be exercised shall be automatically extended if on the scheduled expiration date or termination date (other than due to Termination of Service for Cause) of such SAR the Participant’s exercise of such SAR would violate an applicable law (except under circumstances described in the preceding sentence); provided,  however, that during such extended exercise period the SAR may only be exercised to the extent the SAR was exercisable in accordance with its terms immediately prior to such scheduled expiration date or termination date; provided further,  however, that such extended exercise period shall end not later than thirty (30) days after the exercise of such SAR first would no longer violate such law.

(e) Award Agreement.  Each SAR grant shall be evidenced by an Award Agreement that shall specify the number of Shares to which the SAR pertains, the Grant Price, the term of the SAR, and such other terms and conditions as the Committee shall determine in accordance with the Plan.

(f) Term of SARs.  The term of a SAR granted under the Plan shall be determined by the Committee, in its sole discretion, and set forth in the Award Agreement; provided,  however, that the term of any Tandem SAR shall be the same as the related Option.

(g) Payment of SAR Amount.  An election to exercise SARs shall be deemed to have been made on the date of Notice of such election to the Company.  As soon as practicable following such Notice, the Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(i) The excess of the Fair Market Value of a Share on the date of exercise over the Grant Price of the SAR; by
(ii) The number of Shares with respect to which the SAR is exercised, after deduction of any tax withholding in accordance with Section 16.

Notwithstanding the foregoing provisions of this Section 7(g) to the contrary, the Committee may establish and set forth in the applicable Award Agreement a maximum amount per Share that will be payable upon the exercise of a SAR.  At the discretion of the Committee, such payment upon exercise of a SAR shall be in cash, in Shares of equivalent Fair Market Value as of the date of such exercise, or in some combination thereof.

(h) Rights as a Stockholder.  A Participant receiving a SAR shall have the rights of a stockholder only as to Shares, if any, actually issued to such Participant upon satisfaction or achievement of the terms and conditions of the Award, and in accordance with the provisions of the Plan and the applicable Award Agreement, and not with respect to Shares to which such Award relates but which are not actually issued to such Participant.

(i) Termination of Service.  Except as otherwise provided by Section 7(d) or in the applicable Award Agreement, a SAR may be exercised only to the extent that it is then exercisable, and if at all times during the period beginning with the date of granting of such SAR and ending on the date of exercise of such SAR the Participant is an Employee, Non-Employee Director or Consultant, and shall terminate immediately upon a Termination of Service of the Participant.  A SAR shall cease to become exercisable upon a Termination of Service of the holder thereof.  Notwithstanding the foregoing provisions of this Section 7(i) to the contrary, the Committee may determine in its discretion that a SAR may be exercised following any such Termination of Service, whether or not exercisable at the time of such

Termination of Service; provided,  however, that in no event may a SAR be exercised after the expiration date of such SAR specified in the applicable Award Agreement, except as provided in Section 6(e) (in the case of Tandem SARs) or in Section 7(d) (in the case of Freestanding SARs).

(i)Termination of Service.  The provisions of Section 6(h) shall apply to any SAR upon and after the Termination of Service of the Participant holding such SAR, except that in the case of any Freestanding SAR, the reference to Section 6(e) therein shall be deemed a reference to Section 7(d).

8. Restricted Stock and Restricted Stock Units.

(a) Awards of Restricted Stock and Restricted Stock Units.  Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock and/or Restricted Stock Units to Participants in such amounts as the Committee shall determine.  Awards of Restricted Stock may be made with or without the requirement of a cash payment from the Participant to whom such Award is made in exchange for, or as a condition precedent to, the completion of such Award and the issuance of Shares of Restricted Stock, and any such required cash payment shall be set forth in the applicable Award Agreement. Subject to the terms and conditions of this Section 8 and the Award Agreement, upon delivery of Shares of Restricted Stock to a Participant, or creation of a book entry evidencing a Participant’s ownership of Shares of Restricted Stock, pursuant to Section 8(f), the Participant shall have all of the rights of a stockholder with respect to such Shares, subject to the terms and restrictions set forth in this Section 8 or the applicable Award Agreement or as determined by the Committee.

(b) Award Agreement.  Each Restricted Stock and/or Restricted Stock Unit Award shall be evidenced by an Award Agreement that shall specify the Period of Restriction, the number of Shares of Restricted Stock or the number of Restricted Stock Units granted, and such other provisions as the Committee shall determine in accordance with the Plan.

(c) Nontransferability of Restricted Stock.  Except as provided in this Section 8, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, encumbered, alienated, hypothecated or otherwise disposed of until the end of the applicable Period of Restriction established by the Committee and specified in the Restricted Stock Award Agreement.

(d) Period of Restriction and Other Restrictions.  The Period of Restriction applicable to an Award of Restricted Stock or Restricted Stock Units shall lapse based on a Participant’s continuing service or employment with the Company or an Affiliate, the achievement of performance goals, the satisfaction of other conditions or restrictions or upon the occurrence of other events, in each case, as determined by the Committee, at its discretion, and stated in the Award Agreement.

(e) Delivery of Shares and Settlement of Restricted Stock Units.  Upon the expiration of the Period of Restriction with respect to any Shares of Restricted Stock, the restrictions set forth in the applicable Award Agreement shall be of no further force or effect with respect to such Shares, except as set forth in such Award Agreement.  If applicable stock certificates are held by the Secretary of the Company or an escrow holder, upon such expiration, the Company shall deliver to the Participant, or his beneficiary, without charge, the stock certificate evidencing the Shares of Restricted Stock that have not then been forfeited and with respect to which the Period of Restriction has expired.  Unless otherwise provided by the Committee in an Award Agreement, upon the expiration of the Period of Restriction with respect to any outstanding Restricted Stock Units, the Company shall deliver to the Participant, or his beneficiary, without charge, one Share for each such outstanding Restricted Stock Unit; provided,  however, that the Committee may, in its discretion, elect to (i) pay cash or part cash and part Shares in lieu of delivering only Shares in respect of such Restricted Stock Units or (ii) defer the delivery of Shares beyond the expiration of the Period of Restriction.  If a cash payment is made in lieu of delivering Shares, the amount of such payment shall be equal to the Fair Market Value of such Shares as of the date on which the Period of Restriction lapsed with respect to such Restricted Stock Units, less applicable tax withholdings in accordance with Section 16.

(f) Forms of Restricted Stock Awards.  Each Participant who receives an Award of Shares of Restricted Stock shall be issued a stock certificate or certificates evidencing the Shares covered by such Award registered in the name of such Participant, which certificate or certificates shall bear an appropriate legend, and, if the Committee determines that the Shares of Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending expiration of the Period of Restriction, the Committee may require the Participant to additionally execute and deliver to the Company:  (i) an escrow agreement satisfactory to the Committee, if applicable, and (ii) an appropriate stock power (endorsed in blank) with respect to such Shares of Restricted Stock.  The Committee may require a Participant who receives a certificate or certificates evidencing a Restricted Stock Award to immediately deposit such certificate or certificates, together with a stock power or other appropriate instrument of transfer, endorsed in blank by the Participant, with signatures guaranteed in accordance with the Exchange Act if required by the Committee, with the Secretary of the Company or an escrow holder as provided in the immediately following sentence.  The Secretary of the Company or such escrow holder as the Committee may appoint shall retain physical custody of each certificate representing a Restricted Stock Award until the Period of Restriction and any other restrictions imposed by the Committee or under the Award Agreement with respect to the Shares evidenced by such certificate expire or shall have been removed.  The foregoing to the contrary notwithstanding, the Committee may, in its discretion, provide that a Participant’s ownership of Shares of Restricted Stock prior to the lapse of the Period of Restriction or any other applicable restrictions shall, in lieu of such certificates, be evidenced by a “book entry” (i.e., a computerized or manual entry) in the records of the Company or its designated agent in the name of the Participant who has received such Award.  Such records of the Company or such agent shall, absent manifest error, be binding on all Participants who receive Restricted Stock Awards evidenced in such manner.  The holding of Shares of Restricted Stock by the Company or such an escrow holder, or the use of book entries to evidence the ownership of Shares of Restricted Stock, in accordance with this Section 8(f), shall not affect the rights of Participants as owners of the Shares of Restricted Stock awarded to them, nor affect the restrictions applicable to such shares under the Award Agreement or the Plan, including the Period of Restriction.

(g) Rights as a Stockholder.

(i) Restricted Stock.  Unless otherwise determined by the Committee and set forth in a Participant’s Award Agreement, to the extent permitted or required by law, as determined by the Committee, Participants holding Shares of Restricted Stock shall have the right to exercise full voting rights with respect to those Shares during the Period of Restriction. During the Period of Restriction, Participants holding Shares of Restricted Stock shall be credited with any cash dividends paid with respect to such Shares while they are so held, unless determined otherwise by the Committee and set forth in the Award Agreement.  The Committee may apply any restrictions to such dividends that the Committee deems appropriate. Except as set forth in the Award Agreement, in the event of (A) any adjustment as provided in Section 4(c), or (B) any shares or securities are received as a dividend, or an extraordinary dividend is paid in cash, on Shares of Restricted Stock, any new or additional Shares or securities or any extraordinary dividends paid in cash received by a recipient of Restricted Stock shall be subject to the same terms and conditions, including the Period of Restriction, as relate to the original Shares of Restricted Stock.  Accordingly, unless determined otherwise by the Committee and set forth in the Award Agreement, any cash dividends credited to a Participant with respect to any Shares during the Period of Restriction shall be forfeited if the underlying Shares are forfeited.

(ii) Restricted Stock Units.  A Participant receiving Restricted Stock Units shall have the rights of a stockholder only as to Shares, if any, actually issued to such Participant upon expiration of the Period of Restriction and satisfaction or achievement of the terms and conditions of the Award, and in accordance with the provisions of the Plan and the applicable Award Agreement, and not with respect to Shares to which such Award relates but which are not actually issued to such Participant.

(h) Termination of Employment or Service.  Except as otherwise provided in this Section 8(h), during the Period of Restriction, any Restricted Stock Units and/or Shares of Restricted Stock held by a Participant shall be forfeited and revert to the Company (or, if Shares of Restricted Sock were sold to the Participant, the Participant shall be required to resell such Shares to the Company at cost) upon the Participant’s Termination of Service or the failure to meet or satisfy any applicable performance goals or other terms, conditions and restrictions to the extent set forth in the applicable Award Agreement.  Each applicable Award Agreement shall set forth the extent to which, if any, the Participant shall have the right to retain Restricted Stock Units and/or Shares of Restricted Stock, then subject to the Period of Restriction, following such Participant’s Termination of Service.  Such provisions shall be determined in the sole discretion of the Committee, shall be included in the applicable Award Agreement, need not be uniform among all such Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for, or circumstances of, such Termination of Service.

9. Other Stock-Based Awards.

(a) Other Stock-Based Awards.  The Committee may grant types of equity-based or equity-related Awards not otherwise described by the terms of the Plan (including the grant or offer for sale of unrestricted Shares), in such amounts and subject to such terms and conditions, as the Committee shall determine. Such Other Stock-Based Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares. The terms and conditions of such Awards shall be consistent with the Plan and set forth in the Award Agreement and need not be uniform among all such Awards or all Participants receiving such Awards.

(b) Value of Other Stock-Based Awards. Each Other Stock-Based Award shall be expressed in terms of Shares or units based on Shares, as determined by the Committee. The Committee may establish performance goals in its discretion, and any such performance goals shall be set forth in the applicable Award Agreement. If the Committee exercises its discretion to establish performance goals, the number and/or value of Other Stock-Based Awards that will be paid out to the Participant will depend on the extent to which such performance goals are met.

(c) Payment of Other Stock-Based Awards.  Payment, if any, with respect to an Other Stock-Based Award shall be made in accordance with the terms of the Award, as set forth in the Award Agreement, in cash, Shares or a combination of cash and Shares, as the Committee determines.

(d) Rights as a Stockholder.  A Participant receiving an Other Stock-Based Award shall have the rights of a stockholder only as to Shares, if any, actually issued to such Participant upon satisfaction or achievement of the terms and conditions of the Award, and in accordance with the provisions of the Plan and the applicable Award Agreement, and not with respect to Shares to which such Award relates but which are not actually issued to such Participant.

(e) Termination of Service.  The Committee shall determine the extent to which the Participant shall have the right to receive Other Stock-Based Awards following the Participant’s Termination of Service. Such provisions shall be determined in the sole discretion of the Committee, such provisions may be included in the applicable Award Agreement, but need not be uniform among all Other Stock-Based Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for Termination of Service.

10. Dividend Equivalents.    Unless otherwise provided by the Committee, no adjustment shall be made in the Shares issuable or taken into account under Awards on account of cash dividends that may be paid or other rights that may be issued to the holders of Shares prior to issuance of such Shares under such Award.  The Committee may grant Dividend Equivalents based on the dividends declared on Shares that are subject to any Award, including any Award the payment or settlement of which is deferred pursuant to Section 20(d).  Any Award of Dividend Equivalents may be credited as of the dividend payment dates, during the period between the Grant Date of the Award and the date the Award becomes payable or terminates or expires, as determined by the Committee.  Dividend Equivalents may be subject to any limitations and/or restrictions determined by the Committee. Dividend Equivalents shall be converted to cash or additional Shares by such formula and at such time, and shall be paid at such times, as may be determined by the Committee.

11. Cash-Based Awards.

(a) Grant of Cash-Based Awards.  Subject to the terms of the Plan, Cash-Based Awards may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee, in accordance with the Plan.  A Cash-Based Award entitles the Participant who receives such Award to receive a payment in cash upon the attainment of applicable performance goals for the applicable performance period, and/or satisfaction of other terms and conditions, in each case determined by the Committee, and which shall be set forth in the Award Agreement.  The terms and conditions of such Awards shall be consistent with the Plan and set forth in the Award Agreement and need not be uniform among all such Awards or all Participants receiving such Awards.

(b) Earning and Payment of Cash-Based Awards.  Cash-Based Awards shall become earned, in whole or in part, based upon the attainment of performance goals specified by the Committee and/or the occurrence of any event or events and/or satisfaction of such terms and conditions, including a Change in Control, as the Committee shall determine, either at or after the Grant Date.  The Committee shall determine the extent to which any applicable performance goals and/or other terms and conditions of a Cash-Based Award are attained or not attained following conclusion of the applicable performance period.  The Committee may, in its discretion, waive any such performance goals and/or other terms and conditions relating to any such Award. Payment of earned Cash-Based Awards shall be as determined by the Committee and set forth in the Award Agreement.

(c) Termination of Employment or Service.  Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Cash-Based Award following such Participant’s Termination of Service.  Such provisions shall be determined in the sole discretion of the Committee, shall be included in the applicable Award Agreement, need not be uniform among all such Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for Termination of Service.

12. Transferability Of Awards; Beneficiary Designation.

(a) Except as otherwise provided in Section 8(e) or Section 12(b) or a Participant’s Award Agreement or otherwise determined at any time by the Committee, no Award granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution; provided that the Committee may permit further transferability, on a general or a specific basis, and may impose conditions and limitations on any permitted transferability, subject to any applicable Period of Restriction; provided further,  however, that no Award may be transferred for value or other consideration without first obtaining approval thereof by the stockholders of the Company. Further, except as otherwise provided in a Participant’s Award Agreement or otherwise determined at any time by the Committee, or unless the Committee decides to permit further transferability, subject to any applicable Period of Restriction, all Awards granted to a Participant under the Plan, and all rights with respect to such Awards, shall be exercisable or available during his or her lifetime only by or to such Participant. With respect to those Awards, if any, that are permitted to be transferred to another individual, references in the Plan to exercise or payment related to such Awards by or to the Participant shall be deemed to include, as determined by the Committee, the Participant’s permitted transferee.  In the event any Award is exercised by or otherwise paid to the executors, administrators, heirs or distributees of the estate of a deceased Participant, or such a Participant’s beneficiary, or the transferee of an Award, in any such case, pursuant to the terms and conditions of the Plan and the applicable Agreement and in accordance with such terms and conditions as may be specified from time to time by the Committee, the Company shall be under no obligation to issue Shares thereunder unless and until the Company is satisfied, as determined in the discretion of the Committee, that the person or persons exercising such Award, or to receive such payment, are the duly appointed legal representative of the deceased Participant’s estate or the proper legatees or distributees thereof or the named beneficiary of such Participant, or the valid transferee of such Award, as applicable.  Any purported assignment, transfer or encumbrance of an Award that does not comply with this Section 12(a) shall be void and unenforceable against the Company.

(b) Beneficiary Designation.  Each Participant may, from time to time, name any beneficiary or beneficiaries who shall be permitted to exercise his or her Option or SAR or to whom any benefit under the Plan is to be paid in case of the Participant’s death before he or she fully exercises his or her Option or SAR or receives any or all of such benefit.  Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime.  In the absence of any such beneficiary designation, a Participant’s unexercised Option or SAR, or amounts due but remaining unpaid to such Participant, at the Participant’s death, shall be exercised or paid as designated by the Participant by will or by the laws of descent and distribution.

13. Rights of Participants.

(a) Rights or Claims.  No person shall have any rights or claims under the Plan except in accordance with the provisions of the Plan and any applicable Award Agreement. The liability of the Company and any Affiliate under the Plan is limited to the obligations expressly set forth in the Plan, and no term or provision of the Plan may be construed to impose any further or additional duties, obligations, or costs on the Company or any Affiliate thereof or the Board or the Committee not expressly set forth in the Plan.   The grant of an Award under the Plan shall not confer any rights upon the Participant holding such Award other than such terms, and subject to such conditions, as are specified in the Plan as being applicable to such type of Award, or to all Awards, or as are expressly set forth in the Award Agreement evidencing such

Award. Without limiting the generality of the foregoing, neither the existence of the Plan nor anything contained in the Plan or in any Award Agreement shall be deemed to:

(i) Give any Eligible Individual the right to be retained in the employment or service of the Company and/or an Affiliate, whether in any particular position, at any particular rate of compensation, for any particular period of time or otherwise;

(ii) Restrict in any way the right of the Company and/or an Affiliate to terminate, change or modify any Eligible Individual’s employment or service at any time with or without Cause;

(iii) Confer on any Eligible Individual any right of continued relationship with the Company and/or an Affiliate, or alter any relationship between them, including any right of the Company or an Affiliate to terminate, change or modify its relationship with an Eligible Individual;

(iv) Constitute a contract of employment or service between the Company or any Affiliate and any Eligible Individual, nor shall it constitute a right to remain in the employ or service of the Company or any Affiliate;

(v) Give any Eligible Individual the right to receive any bonus, whether payable in cash or in Shares, or in any combination thereof, from the Company and/or an Affiliate, nor be construed as limiting in any way the right of the Company and/or an Affiliate to determine, in its sole discretion, whether or not it shall pay any Eligible Individual bonuses, and, if so paid, the amount thereof and the manner of such payment; or

(vi) Give any Participant any rights whatsoever with respect to an Award except as specifically provided in the Plan and the Award Agreement.

(b) Adoption of the Plan.  The adoption of the Plan shall not be deemed to give any Eligible Individual or any other individual any right to be selected as a Participant or to be granted an Award, or, having been so selected, to be selected to receive a future Award.

(c) Vesting.  Notwithstanding any other provision of the Plan, a Participant’s right or entitlement to exercise or otherwise vest in any Award not exercisable or vested at the Grant Date thereof shall only result from continued services as a Non-Employee Director or Consultant or continued employment, as the case may be, with the Company or any Affiliate, or satisfaction of any other performance goals or other conditions or restrictions applicable, by its terms, to such Award, except, in each such case, as the Committee may, in its discretion, expressly determine otherwise.

(d) No Effects on Benefits; No Damages.  Payments and other compensation received by a Participant under an Award are not part of such Participant’s normal or expected compensation or salary for any purpose, including calculating termination, indemnity, severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments under any laws, plans, contracts, policies, programs, arrangements or otherwise.  A Participant shall, by participating in the Plan, waive any and all rights to compensation or damages in consequence of Termination of Service of such Participant for any reason whatsoever, whether lawfully or otherwise, insofar as those rights arise or may arise from such Participant ceasing to have rights under the Plan as a result of such Termination of Service, or from the loss or diminution in value of such rights or entitlements, including by reason of the operation of the terms of the Plan or the provisions of any statute or law relating to taxation.  No claim or entitlement to compensation or damages arises from the termination of the Plan or diminution in value of any Award or Shares purchased or otherwise received under the Plan.

(e) One or More Types of Awards. A particular type of Award may be granted to a Participant either alone or in addition to other Awards under the Plan.

14. Change In Control.

(a)Except to the extent otherwise provided in an Award Agreement, in the event of a Change in Control, notwithstanding any provision of the Plan to the contrary, the Committee may, in its discretion, provide that, with respect to all or any portion of a particular outstanding Award or Awards:

(i)any outstanding Option, SAR or other Award (as applicable) that is not then exercisable shall immediately become exercisable as to all or any portion of the Shares covered thereby as of a time prior to the Change in Control;

(ii)all or any portion of the restrictions applicable to any outstanding Award (including the Period of Restriction applicable to any outstanding Shares of Restricted Stock or Restricted Stock Units) shall immediately lapse as of a time prior to the Change in Control (including a waiver of any applicable performance goals);

(iii)Performance periods in effect on the date the Change in Control occurs shall end on such date, and (A) determine the extent to which performance goals or other performance goals with respect to each such performance period have been met based upon such audited or unaudited financial information or other information then available as it deems relevant and (B) cause the Participant to receive partial or full payment of Awards for each such performance period based upon the Committee’s determination of the degree of attainment of the performance goals or other performance goals, or by assuming that the applicable “target” levels of performance have been attained or on such other basis determined by the Committee;

(iv)Awards previously deferred shall be settled in full as soon as practicable;

(v) any outstanding Awards shall be adjusted, substituted, converted, settled and/or terminated as the Committee, in its discretion, deems appropriate and consistent with the Plan’s purposes; and

(vi)with respect to any Options having a per Share exercise price equal to, or in excess of, the Fair Market Value of a Share, such Options shall be canceled and terminated without any payment or consideration therefor.

To the extent practicable, any actions taken by the Committee under the immediately preceding clauses (i) through (v) shall occur in a manner and at a time which allows affected Participants the ability to participate in the Change in Control transactions with respect to the Common Stock subject to their Awards.

(2) No Implied Rights; Other Limitations.  No Participant shall have any right to prevent the consummation of any of the acts described in Section 4(c) or this Section 14 affecting the number of Shares available to, or other entitlement of, such Participant under the Plan or such Participant’s Award.  Any actions or determinations of the Committee under this Section 14 need not be uniform as to all outstanding Awards, nor treat all Participants identically.  Notwithstanding the foregoing provisions of this Section 14, the Committee shall determine the adjustments provided in this Section 14 subject to Section 16(f)(vi).

15. Amendment and Termination.

(a) Amendment and Termination of the Plan.  The Board may, at any time and with or without prior notice, amend, alter, suspend or terminate the Plan, retroactively or otherwise, but no such amendment, alteration, suspension or termination of the Plan shall be made which would materially impair the previously accrued rights of any Participant with respect to a previously granted Award without such Participant’s consent, except any such amendment made to comply with applicable law, tax rules, stock exchange rules or accounting rules.  In addition, no such amendment shall be made without the approval of the Company’s stockholders to the extent such approval is required by any applicable law, tax rules, stock exchange rules or accounting rules (including as necessary to comply with any rules or requirements of any securities exchange or inter-dealer quotation system on which the Shares may be listed or quoted).

(b) Amendment of Awards.  Subject to the immediately following sentence, the Committee may unilaterally amend or alter the terms of any Award theretofore granted, including any Award Agreement, retroactively or otherwise, but no such amendment shall cause an Award to be inconsistent with the terms and conditions of the Plan or materially impair the previously accrued rights of the Participant to whom such Award was granted with respect to such Award without his or her consent, except such an amendment made to cause the Plan or such Award to comply with applicable law, tax rules, stock exchange rules or accounting rules.  Except in connection with a corporate transaction involving the Company or as provided in Section 4(c) or as approved by the Company’s stockholders, during any period that the Company is subject to the reporting requirements of the Exchange Act, the terms of an outstanding Option or SAR may not be amended to reduce the Option Price or Grant Price thereof, an outstanding Option or SAR may not be cancelled in exchange for cash, the granting of an Option or SAR to the Participant at a lower Option Price or Grant Price, or the granting to the Participant another Award of a different type, and no Option or SAR shall otherwise be subject to any action that is  considered a “repricing” for purposes of the stockholder approval rules of the Applicable Exchange.

16. Tax Withholding and Other Tax Matters.

(a) Tax Withholding.  The Company and/or any Affiliate are authorized to withhold from any Award granted or payment due under the Plan the amount of all Federal, state, local and non-United States taxes due in respect of such Award or payment and take any such other action as may be necessary or appropriate, as determined by the Committee, to satisfy all obligations for the payment of such taxes. No later than the date as of which an amount first becomes includible in the gross income or wages of a Participant for federal, state, local, or non-U.S. tax purposes with respect to any Award, such Participant shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any federal, state, local or non-U.S. taxes or social security (or similar) contributions of any kind required by law to be withheld with respect to such amount.   The obligations of the Company under the Plan shall be conditional on such payment or satisfactory arrangements (as determined by the Committee in its discretion), and the Company and the Subsidiaries and Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to such Participant, whether or not under the Plan.

(b) Withholding or Tendering Shares.  Without limiting the generality of Section 16(a), subject to any applicable laws, a Participant may (unless disallowed by the Committee) elect to satisfy or arrange to satisfy, in whole or in part, the tax obligations incident to an Award by:  (i) electing to have the Company withhold Shares or other property otherwise deliverable to such Participant pursuant to his or her Award (provided,  however, that the amount of any Shares so withheld shall not exceed the amount necessary to satisfy required Federal, state, local and non-United States withholding obligations using the minimum statutory withholding rates for Federal, state, local and/or non-U.S. tax purposes, including payroll taxes, that are applicable to supplemental taxable income) and/or (ii) tendering to the Company Shares already owned by such Participant (or by such Participant and his or her spouse jointly) and either previously acquired by the Participant on the open market or held by the Participant for at least six (6) months at the time of exercise or payment (or which meet any such other requirements as the Committee may determine are necessary in order to avoid an accounting earnings charge on account of the use of such Shares to satisfy such tax obligations), based, in each case, on the Fair Market Value of the Common Stock on the payment date as determined by the Committee.  All such elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.  The Committee may establish such procedures as it deems appropriate, including making irrevocable elections, for settlement of withholding obligations with Common Stock.

(c) Restrictions.  The satisfaction of tax obligations pursuant to this Section 16 shall be subject to such restrictions as the Committee may impose, including any restrictions required by applicable law or the rules and regulations of the SEC, and shall be construed consistent with an intent to comply with any such applicable laws, rule and regulations.

(d) Section 83(b) Election.  If a Participant makes an election under Section 83(b) of the Code to be taxed with respect to an Award as of the date of transfer of Shares rather than as of the date or dates upon which the Participant would otherwise be taxable under Section 83(a) of the Code, such Participant shall deliver a copy of such election to the Company upon or prior to the filing such election with the Internal Revenue Service.  Neither the Company nor any Affiliate shall have any liability or responsibility relating to or arising out of the filing or not filing of any such election or any defects in its construction.

(e) No Guarantee of Favorable Tax Treatment.  Although the Company intends to administer the Plan so that Awards will be exempt from, or will comply with, the requirements of Code Section 409A, the Company does not warrant that any Award under the Plan will qualify for favorable tax treatment under Code Section 409A or any other provision of federal, state, local, or non-United States law.  The Company shall not be liable to any Participant for any tax, interest, or penalties the Participant might owe as a result of the grant, holding, vesting, exercise, or payment of any Award under the Plan.

(f) Nonqualified Deferred Compensation.

(i) It is the intention of the Company that no Award shall be deferred compensation subject to Code Section 409A unless and to the extent that the Committee specifically determines otherwise as provided in paragraph (ii) of this Section 16(f), and the Plan and the terms and conditions of all Awards shall be interpreted and administered accordingly.

(ii) The terms and conditions governing any Awards that the Committee determines will be subject to Section 409A of the Code, including any rules for payment or elective or mandatory deferral of the payment or delivery of Shares or cash pursuant thereto, and any rules regarding treatment of such Awards in the event of a Change in Control, shall be set forth in the applicable Award Agreement and shall be intended to comply in all respects with Section 409A of the Code, and the Plan and the terms and conditions of such Awards shall be interpreted and administered accordingly.

(iii) The Committee shall not extend the period to exercise an Option or Stock Appreciation Right to the extent that such extension would cause the Option or Stock Appreciation Right to become subject to Code Section 409A.

(iv) No Dividend Equivalents shall relate to Shares underlying an Option or SAR unless such Dividend Equivalent rights are explicitly set forth as a separate arrangement and do not cause any such Option or SAR to be subject to Code Section 409A.

(v) The Company shall have complete discretion to interpret and construe the Plan and any Award Agreement in any manner that establishes an exemption from (or compliance with) the requirements of Code Section 409A.  If for any reason, such as imprecision in drafting, any provision of the Plan and/or any Award Agreement does not accurately reflect its intended establishment of an exemption from (or compliance with) Code Section 409A, as demonstrated by consistent interpretations or other evidence of intent, such provision shall be considered ambiguous as to its exemption from (or compliance with) Code Section 409A and shall be interpreted by the Company in a manner consistent with such intent, as determined in the discretion of the Company.  If, notwithstanding the foregoing provisions of this Section 16(f)(v), any provision of the Plan or any Award Agreement would cause a Participant to incur any additional tax or interest under Code Section 409A, the Company shall reform such provision in a manner intended to avoid the incurrence by such Participant of any such additional tax or interest; provided that the Company shall maintain, to the extent reasonably practicable, the original intent and economic benefit to the Participant of the applicable provision without violating the provisions of Code Section 409A.

(vi) Notwithstanding the provisions of Section 4(c) to the contrary, (1) any adjustments made pursuant to Section 4(c) to Awards that are considered “deferred compensation” subject to Section 409A of the Code shall be made in compliance with the requirements of Section 409A of the Code; (2) any adjustments made pursuant to Section 4(c) to Awards that are not considered “deferred compensation” subject to Section 409A of the Code shall be made in such a manner as to ensure that after such adjustment, the Awards either (A) continue not to be subject to Section 409A of the Code or (B) comply with the requirements of Section 409A of the Code; and (3) in any event, neither the Committee nor the Board shall have any authority to make any adjustments, substitutions or changes pursuant to Section 4(c) to the extent the existence of such authority would cause an Award that is not intended to be subject to Section 409A of the Code at the Grant Date thereof to be subject to Section 409A of the Code.

(vii) If any Award is subject to Section 409A of the Code, the provisions of Section 14 shall be applicable to such Award only to the extent specifically provided in the Award Agreement and permitted pursuant to paragraph (ii) of this Section 16(f).

(viii) Notwithstanding any other provision in the Plan, any Award Agreement or any other written document establishing the terms and conditions of an Award, if any Participant is a “specified employee,” within the meaning of Section 409A of the Code, as of the date of his or her “separation from service” (as defined under Section 409A of the Code), then, to the extent required by Treasury Regulation Section 1.409A-3(i)(2) (or any successor provision), any payment made to such Participant on account of his or her separation from service shall not be made before a date that is six months after the date of his or her separation from service.  The Committee may elect any of the methods of applying this rule that are permitted under Treasury Regulation Section 1.409A-3(i)(2)(ii) (or any successor provision).

17. Limits Of Liability; Indemnification.

(a) Limits of Liability.  Any liability of the Company or an Affiliate to any Participant with respect to any Award shall be based solely upon contractual obligations created by the Plan and the Award Agreement.

(i) None of the Company, any Affiliate, any member of the Board or the Committee or any other person participating in any determination of any question under the Plan, or in the interpretation, administration or application of the Plan, shall have any liability, in the absence of bad faith, to any party for any action taken or not taken in connection with the Plan, except as may expressly be provided by statute.

(ii) Each member of the Committee, while serving as such, shall be considered to be acting in his or her capacity as a director of the Company.  Members of the Board of Directors and members of the Committee acting under the Plan shall be fully protected in relying in good faith upon the advice of counsel and shall incur no liability except for gross negligence or willful misconduct in the performance of their duties.

(iii) The Company shall not be liable to a Participant or any other person as to:  (i) the non-issuance of Shares as to which the Company has been unable to obtain from any regulatory body having relevant jurisdiction the authority deemed by the Committee or the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, (ii) any tax consequence expected, but not realized, by any Participant or other person due to the receipt, exercise or settlement of any Option or other Award, or (iii) any tax, interest, or penalties any Participant or other person might owe as a result of the grant, holding, vesting, exercise, or payment of any Award under the Plan.

(b) Indemnification.  Subject to the requirements of Delaware law, each individual who is or shall have been a member of the Committee or of the Board, or an officer of the Company to whom authority was delegated in accordance with Section 3, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of the individual’s own willful misconduct or except as provided by statute.  The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individual may be entitled under the Company’s Certificate of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify or hold harmless such individual.

18. Successors.    All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

19.Forfeiture / Clawback.  The Committee may, in its discretion, specify in an Award Agreement or a policy that will be deemed incorporated into an Award Agreement by reference (regardless of whether such policy is established before or after the date of such Award Agreement), that a Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, rescission or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting, restrictions or performance conditions of an Award. Such events may include, but shall not be limited to, Termination of Service with or without cause, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or restatement of the Company’s financial statements to reflect adverse results from those previously released financial statements, as a consequence of errors, omissions, fraud, or misconduct.

20.Miscellaneous.

(a) Drafting Context; Captions.  Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.  The words “Section,” and “paragraph” herein shall refer to provisions of the Plan, unless expressly indicated otherwise. The words “include,” “includes,” and “including” herein shall be deemed to be followed by “without limitation” whether or not they are in fact followed by such words or words of similar import, unless the context otherwise requires.  The headings and captions appearing herein are inserted only as a matter of convenience. They do not define, limit, construe, or describe the scope or intent of the provisions of the Plan.

(b) Severability.  In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

(c) Exercise and Payment of Awards.  An Award shall be deemed exercised or claimed when the Secretary of the Company or any other Company official or other person designated by the Committee for such purpose receives appropriate Notice from a Participant, in form acceptable to the Committee, together with payment of the applicable Option Price, Grant Price or other purchase price, if any, and compliance with Section 16, in accordance with the Plan and such Participant’s Award Agreement.

(d) Deferrals.  Subject to applicable law, the Committee may from time to time establish procedures pursuant to which a Participant may defer on an elective or mandatory basis receipt of all or a portion of the cash or Shares subject to an Award on such terms and conditions as the Committee shall determine, including those of any deferred compensation plan of the Company or any Affiliate specified by the Committee for such purpose.

(e) No Effect on Other Plans.  Neither the adoption of the Plan nor anything contained herein shall affect any other compensation or incentive plans or arrangements of the Company or any Affiliate, or prevent or limit the right of the Company or any Affiliate to establish any other forms of incentives or compensation for their directors, officers, eligible employees or consultants or grant or assume options or other rights otherwise than under the Plan.

(f) Section 16 of Exchange Act.  The provisions and operation of the Plan are intended to ensure that no transaction under the Plan is subject to (and not exempt from) the short-swing profit recovery rules of Section 16(b) of the Exchange Act.  Unless otherwise stated in the Award Agreement, notwithstanding any other provision of the Plan, any Award granted to an Insider shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16(b) of the Exchange Act (including Rule 16b-3) that are requirements for the application of such exemptive rule, and the Plan and the Award Agreement shall be deemed amended to the extent necessary to conform to such limitations.

(g) Requirements of Law; Limitations on Awards.

(i) The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

(ii) If at any time the Committee shall determine, in its discretion, that the listing, registration and/or qualification of Shares upon any securities exchange or under any state, Federal or non-United States law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of Shares hereunder, the Company shall have no obligation to allow the grant, exercise or payment of any Award, or to issue or deliver evidence of title for Shares issued under the Plan, in whole or in part, unless and until such listing, registration, qualification, consent and/or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Committee.

(iii) If at any time counsel to the Company shall be of the opinion that any sale or delivery of Shares pursuant to an Award is or may be in the circumstances unlawful or result in the imposition of excise taxes on the Company or any Affiliate under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act, or otherwise with respect to Shares or Awards and the right to exercise or payment of any Option or Award shall be suspended until, in the opinion of such counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company or any Affiliate.

(iv) Upon termination of any period of suspension under this Section 20(g), any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all Shares available before such suspension and as to the Shares which would otherwise have become available during the period of such suspension, but no suspension shall extend the term of any Award.

(v) The Committee may require each person receiving Shares in connection with any Award under the Plan to represent and agree with the Company in writing that such person is acquiring such Shares for investment without a view to the distribution thereof, and/or provide such other representations and agreements as the Committee may prescribe.  The Committee, in its absolute discretion, may impose such restrictions on the ownership and transferability of the Shares purchasable or otherwise receivable by any person under any Award as it deems appropriate.  Any such restrictions shall be set forth in the applicable Award Agreement, and the certificates evidencing such shares may include any legend that the Committee deems appropriate to reflect any such restrictions.

(vi) An Award and any Shares received upon the exercise or payment of an Award shall be subject to such other transfer and/or ownership restrictions and/or legending requirements as the Committee may establish in its discretion and may be referred to on the certificates evidencing such Shares, including restrictions under applicable Federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

(h) Participants Deemed to Accept Plan.  By accepting any benefit under the Plan, each Participant and each person claiming under or through any such Participant shall be conclusively deemed to have indicated their acceptance and ratification of, and consent to, all of the terms and conditions of the Plan and any action taken under the Plan by the Board, the Committee or the Company, in any case in accordance with the terms and conditions of the Plan.

(i) Governing Law.  Except as to matters concerning the issuance of Shares or other matters of corporate governance, which shall be determined, and related Plan and Award provisions, which shall be construed, under the laws of the State of Delaware, the Plan and each Award Agreement shall be governed by and construed in accordance with the laws of the State of New York, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.  Unless otherwise provided in the Award Agreement, Participants are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of the State of New York, to resolve any and all issues that may arise out of or relate to the Plan or any related Award Agreement.

(j) Plan Unfunded.  The Plan shall be an unfunded plan for incentive compensation.  The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the issuance of Shares or the payment of cash upon exercise or payment of any Award.  Proceeds from the sale of Shares pursuant to Options or other Awards granted under the Plan shall constitute general funds of the Company. With respect to any payments not yet made to any person pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give such person any rights that are greater than those of a general creditor of the Company or any Affiliate, and a Participant’s rights under the Plan at all times constitute an unsecured claim against the general assets of the Company for the payment any amounts as they come due under the Plan.  Neither the Participant nor the Participant’s duly-authorized transferee or beneficiaries shall have any claim against or rights in any specific assets, Shares, or other funds of the Company or any Affiliate.

(k) Administration Costs.  The Company shall bear all costs and expenses incurred in administering the Plan, including expenses of issuing Shares pursuant to any Options or other Awards granted hereunder.

(l) Uncertificated Shares.  To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may nevertheless be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

(m) No Fractional Shares.  An Option or other Award shall not be exercisable with respect to a fractional Share or the full number of Shares then subject to the Option or other Award.  No fractional Shares shall be issued upon the exercise or payment of an Option or other Award.

(n) Affiliate Eligible Individuals.  In the case of a grant of an Award to any Eligible Individual of an Affiliate, the Company may, if the Committee so directs, issue or transfer the Shares, if any, covered by the Award to such Affiliate, for such lawful consideration as the Committee may specify, upon the condition or understanding that such Affiliate will transfer such Shares to such Eligible Individual in accordance with the terms and conditions of such Award and those of the Plan.  The Committee may also adopt procedures regarding treatment of any Shares so transferred to an Affiliate that are subsequently forfeited or canceled.

(o) Data Protection.  By participating in the Plan, each Participant consents to the collection, processing, transmission and storage by the Company, in any form whatsoever, of any data of a professional or personal nature which is necessary for the purposes of administering the Plan.  The Company may share such information with any Affiliate, any trustee, its registrars, brokers, other third-party administrator or any person who obtains control of the Company or any Affiliate or any division respectively thereof.

(p) Right of Offset.  The Company and the Affiliates shall have the right to offset against the obligations to make payment or issue any Shares to any Participant under the Plan, any outstanding amounts (including travel and entertainment advance balances, loans, tax withholding amounts paid by the employer or amounts repayable to the Company or any Affiliate pursuant to tax equalization, housing, automobile or other employee programs) such Participant then owes to the Company or any Affiliate and any amounts the Committee otherwise deems appropriate pursuant to any tax equalization policy or agreement, in each case to the extent permitted by applicable law and not in violation of Code Section 409A.

(q) Participants Based Outside of the United States.  The Committee may grant awards to Eligible Individuals who are non-United States nationals, or who reside outside the United States or who are not compensated from a payroll maintained in the United States or who are otherwise subject to (or could cause the Company to be subject to) legal or regulatory provisions of countries or jurisdictions outside the United States, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to foster and promote achievement of the purposes of the Plan and comply with such legal or regulatory provisions, and, in furtherance of such purposes, the Committee may make or establish such modifications, amendments, procedures or subplans as may be necessary or advisable to comply with such legal or regulatory requirements (including to maximize tax efficiency).

Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Votes submitted electronically must be received by 11:59 p.m., Eastern Time, on June 4, 2020. Online Go to www.investorvote.com/SQBG or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/SQBG Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q + 1. Election of Class III Directors: For Against Abstain For Against Abstain 01 - Al Gossett 02 - Aaron Hollander For Against Abstain For Against Abstain 2. To ratify the selection of CohnReznick LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020. 3. To approve, on an advisory basis, the compensation of our named executive officers. 4. To approve an amendment to the Sequential Brands Group, Inc. 2013 Stock Incentive Compensation Plan to increase the number of authorized shares of common stock for issuance thereunder by 2,500,000 shares. Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. + 1 U P X 0390KC B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below A Proposals — The Board recommends a vote FOR each nominee listed in Proposal 1 and FOR Proposals 2, 3 and 4. Annual Meeting Proxy Card

2020 Annual Meeting Admission Ticket 2020 Annual Meeting of Sequential Brands Group, Inc. Stockholders Friday, June 5, 2020 at 10:00 am Eastern Time Sequential Brands Group, Inc. Corporate Office 601 West 26th Street, 9th Floor, New York, NY 10001 Upon arrival, please present this admission ticket and photo identification at the registration desk. Please review the full admission information provided in the proxy materials. Important notice regarding the Internet availability of proxy materials For the Annual Meeting of Stockholders To Be Held on June 5, 2020. The 2020 Proxy Statement and the 2019 Annual Report to Stockholders are available at: www.investorvote.com/SQBG q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q + Notice of 2020 Annual Meeting of Stockholders 601 West 26th Street, 9th Floor, New York, NY 10001 Proxy Solicited by Board of Directors for Annual Meeting — June 5, 2020 The undersigned appoint(s) David Conn and Daniel Hanbridge, or any of them, proxies, each with the power of substitution, to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Sequential Brands Group, Inc. to be held on June 5, 2020 or at any postponement or adjournment thereof (including, if applicable, on any matter which the Board of Directors did not know would be presented at the Annual Meeting by a reasonable time before the proxy solicitation was made or for the election of a person to the Board of Directors if any nominee named in Proposal 1 becomes unable to serve or for good cause will not serve). The undersigned hereby revokes any proxy heretofore given to vote said shares, and hereby ratifies all that said proxies may do at the Annual Meeting or any adjournment or postponement thereof. Shares represented by this proxy, when this proxy is properly executed, will be voted as indicated by the stockholder. If no such directions are indicated, the proxies will have authority to vote FOR each nominee listed in Proposal 1 and FOR Proposals 2, 3 and 4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or at any postponement or adjournment thereof. (Items to be voted appear on reverse side.) Change of Address — Please print new address below. Comments — Please print your comments below. Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting. + C Non-Voting Items Proxy — Sequential Brands Group, Inc. Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/SQBG